ANNUAL
--------------------------------------------------------------------------------
FINANCIAL REPORT
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STI CLASSIC FIXED INCOME FUNDS
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A FAMILY OF MUTUAL FUNDS


May 31, 2000

[STI Classic Logo Omitted]

                                  [Blank Page]

Dear Valued STI Classic Trust Shareholder:

The period corresponding to the STI Classic Funds' fiscal year ending May 31, 2000 is perhaps one of the most unusual in the history of modern financial markets. The U.S. economy continued on its growth path, extending the longest period of uninterrupted expansion. In fact, economic growth actually accelerated, prompting the Federal Reserve (the "Fed") to announce a series of rate increases. The capital markets responded by rewarding risk in equity securities and punishing it in fixed income markets. On the equity side, technology stocks were prominent, as evidenced by the 37.7% rise in the NASDAQ Composite Index and even greater 59.1% appreciation in the larger stocks of the NASDAQ 100 Index. Small cap stocks did well, predominantly because of technology and biotechnology; the S&P 600 Small Cap Index rose 14.2%. Mid-cap stocks did even better, with the S&P 400 Mid-Cap Index up 21.5%, but again due to technology. Overall, many stocks did not do well as Fed tightening weighed heavily on performance. The broader S&P 500 Composite Index was up a more modest 10.5%, while the Dow Jones Industrial Average only achieved a 1.2% positive return. Within style categories, growth stocks enjoyed a record advantage over value stocks, a condition which began to reverse only in the last three months of the STI Classic Funds fiscal year.

On the fixed income side, total returns in bonds were modest, as typified by the 1.9% gain in the Lehman U.S. Government/Corporate Bond Index for longer term taxable bonds, the 3.5% return in the Merrill Lynch 1-5 Year U.S.
Corporate/Government Index, and very modest returns in short to intermediate-term municipal bonds. Within the bond arena, investment grade and high yield bonds were under pressure, while top quality Government bonds prospered. There was a disconnect between risk/reward as equity investors were very positive and bond investors were negative.

As the new fiscal year begins for the STI Classic Fund family, we are encouraged by the broadening out of the equity market. Technology stocks have recently corrected significantly and small and mid-caps have done better. Importantly, value oriented stocks outperformed in March/April/May. Tight Fed policy and rising money market rates due to rapid economic growth are not good for stocks. Thus, recent signs of slower economic growth are welcome and stocks will do better once the Fed suspends its tight monetary stance. We also believe the very wide yield spreads available in non-Government fixed income securities will prove rewarding over the next 12-24 months. The STI Classic Funds have never been stronger in terms of product breadth and potential for long-term growth. We thank all Fund shareholders for their confidence in the STI Classic Family. We will work hard to deliver competitive results in the months and years ahead.


                                   Sincerely,

                                   /s/ signature omitted

                                   Douglas S. Phillips
                                   President and Chief Investment Officer
                                   Trusco Capital Management, Inc.

                    STI CLASSIC FLORIDA TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------

The STI Classic Florida Tax-Exempt Bond Fund (the "Fund") seeks to provide current income exempt from regular federal income tax for Florida residents and without undue investment risk. We invest in investment grade municipal bonds issued by the state of Florida and its municipalities.

In the municipal bond funds we try to limit risk as much as possible. We do not make major maturity shifts. We will bias the Fund based upon our near term fundamental and technical analysis, however, these will be moderate maturity shifts. Our style of investing enables us to enhance performance by utilizing various techniques. One such technique is to emphasize cheap sectors of the yield curve. Also, we take advantage of changes in yield spread. We buy specific bonds when spreads are trading historically wide and sell when the spreads are trading historically narrow. Credit analysis is an important technique especially in today's market. We try to identify and invest in improving credit and avoid those credits that are deteriorating. The underlying concept to all these techniques is to enhance total return without adding risk.

The Fund's Trust Shares return from June 1999 to May 2000 was -0.48% versus the Lehman 10-Year Municipal Bond Index and the Lipper Florida Municipal Debt Funds Average, which returned -0.18% and -3.22%, respectively, for the same period.

1999 continued to see the municipal yield curve flatten. The one-year AAA rated municipal bond yield increased 85 basis points for the year, the 5-year AAA rated municipal bond yield increased 88 basis points, and the 10 year and 20 year AAA rated bonds increased 87 and 92 basis points, respectively.

In the last half of 1999, the municipal market was dominated by concerns over Y2K. Credit spreads continued to widen with the major credit concerns continuing to come from the healthcare sector. In addition, the fourth quarter was dominated by tax swapping, and the high net worth individual investor reallocating from mutual funds into individual bonds in the intermediate area of the curve. The reallocation of Property and Casualty companies from tax-exempt products to corporate and agencies further reduced the institutional demand for municipals.

On-line commerce exploded in 1999 characterized in municipals by the aggressiveness of MuniAuction to make competitive and secondary transactions Internet friendly. A variety of other firms also announced their services and processes that would make municipal transactions on the web more accessible. The challenge for 2000 will be providing the municipal market participants with service and information that is convenient and easy to use.

The first quarter of 2000 was positive for municipals despite negative fund flows and limited supply. New issue supply was down nearly 40% from the year before, dramatically affecting activity in the market. As a result, the secondary market continued to develop into a two-tier market. High quality bonds remained liquid while lesser quality bonds received weak bids. The lack of supply was especially burdensome for specialty states like California, Florida, New York, and Tennessee; where paper is normally richer than the general market.

Because of the continued flattening of the yield curve, bond structure continues to be an important factor. Twenty-year par bonds trading to a shorter call did not participate as much in the market rally as compared to a discount or non-call bond of the same maturity, which saw substantial principal gains.

The portfolio has benefited from our exposure to the 15-20 year area of the curve where we focused on purchasing deep discounts and noncall bonds.

We continue to emphasize high quality, good structure bonds and will continue to employ a barbell strategy. Long duration paper will continue to be scarce; therefore non-call and deep discount bonds will continue to be core holdings.



                                   /s/ signature omitted

                                   Ronald H. Schwartz, CFA, CFP
                                   Senior Vice President

TRUST SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2000)
                                               Annualized            Cumulative
                                               Inception              Inception
One Year      3 Years         5 Years           to Date                To Date
-0.48%         3.93%           4.57%             4.84%                  34.99%

[GRAPHIC OMITTED]
PLOT POINTS ARE AS FOLLOWS:

COMPARISON OF CHANGE IN THE VALUE
OF A $10,000 INVESTMENT


                    STI Classic Florida     Lehman 10-Year      Lipper Florida
                    Tax-Exempt Bond Fund,        Municipal          Municipal
                       Trust Shares           Bond Index      Debt Funds Average
Cumulative Returns ($)
1/31/94                 $10,000                $10,000              $10,000
5/94                      9,786                  9,533                9,348
5/95                     10,692                 10,389               10,201
5/96                     11,106                 10,880               10,560
5/97                     11,908                 11,769               11,335
5/98                     12,952                 12,860               12,358
5/99                     13,434                 13,455               12,770
5/00                     13,370                 13,430               12,358

INVESTOR SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2000)
                                   Annualized    Cumulative
                                    Inception    Inception
One Year    3 Years     5 Years      to Date      To Date
 -0.68%      3.73%       4.38%        4.64%        33.47%       Without load
 -4.38%      2.42%       3.58%        4.01%        28.46%       With load

[GRAPHIC OMITTED]
PLOT POINTS ARE AS FOLLOWS:

COMPARISON OF CHANGE IN THE VALUE
OF A $10,000 INVESTMENT


                  STI Classic Florida      Lehman 10-Year       Lipper Florida
                  Tax-Exempt Bond Fund,       Municipal             Municipal
                    Investor Shares          Bond Index       Debt Funds Average

Cumulative Returns ($)
1/31/94                $ 9,625                $10,000              $10,000
5/94                     9,418                  9,533                9,348
5/95                    10,270                 10,389               10,201
5/96                    10,656                 10,880               10,560
5/97                    11,402                 11,769               11,335
5/98                    12,376                 12,860               12,358
5/99                    12,814                 13,455               12,770
5/00                    12,727                 13,430               12,358


FLEX SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2000)
                                     Annualized        Cumulative
                                      Inception         Inception
   One Year            3 Years         to Date           To Date
    -1.17%              3.27%           3.91%            21.10%    Without load
    -3.07%                                                         With load

[GRAPHIC OMITTED]
PLOT POINTS ARE AS FOLLOWS:


COMPARISON OF CHANGE IN THE VALUE
OF A $10,000 INVESTMENT


                STI Classic Florida      Lehman 10-Year         Lipper Florida
               Tax-Exempt Bond Fund,         Municipal              Municipal
                    Flex Shares            Bond Index         Debt Funds Average

Cumulative Returns ($)
6/30/95              $10,000                $10,000                 $10,000
5/96                  10,424                 10,539                  10,487
5/97                  11,099                 11,400                  11,257
5/98                  11,991                 12,456                  12,273
5/99                  12,367                 13,032                  12,682
5/00                  12,222                 13,008                  12,273

Past performance is no indication of future performance.
The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

                    STI CLASSIC GEORGIA TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------

The investment objective of the STI Classic Georgia Tax-Exempt Bond Fund (the "Fund") seeks to provide current income exempt from federal and state income taxes for Georgia residents without undue investment risk. Total return for the Fund includes current income as well as changes in the value of the Fund's assets. Returns for the Fund reflect our conservative strategy that tends to better protect our participants from undue principal risk when interest rates rise.

Our investment philosophy in the municipal market is to provide our shareholders, as conservative investors, with high quality investments, income stability, and a favorable risk/return ratio. In keeping with our philosophy we look for value within the state of Georgia, utilizing internal as well as outside credit analysis to identify areas in the state that are possible quality upgrade candidates. We monitor shifts within the Georgia market, which may create investment opportunities and subsequently allow the Fund to achieve gains, while at the same time maintaining a geographical diversity to minimize credit risk. Given our philosophy, and in light of the market's volatile nature in recent years, we are maintaining a relatively defensive position. The average maturity and duration may vary slightly in the future however, depending on our outlook for the market.

The municipal market was weak during the second half of 1999 as yields for ten-year municipals rose 50 basis points by year-end. Demand was low as investors continued to put money into the stock market.

The Federal Reserve, witnessing a continued strong economy and fearful of inflationary pressures, raised rates three times in the second half of 1999. The strength in the economy forced the Federal Reserve to raise rates again several times in early 2000. From May 31, 1999 through May 31, 2000, ten year Treasury yields rose 80 basis points. In comparison for the same period ten year municipal yields rose from 4.50% to 5.20%.

The total return for the Fund for the year ended May 31, 2000 was -0.90% (Trust Shares) versus -0.18% for the Lehman 10-Year Municipal Bond Index. The Lipper Georgia Municipal Debt Funds Average, by contrast, posted a total one-year return ended May 31, 2000 of -2.97%.

New issue volume in the Georgia market has been fairly light with the exception of a $1 billion Atlanta GA Airport issue in early 2000. Recently, greater demand has reflected renewed investor interest.




                                   /s/ signature omitted

                                   Gay B. Cash
                                   First Vice President

TRUST SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2000)
                                                  Annualized          Cumulative
                                                   Inception           Inception
One Year          3 Years         5 Years           to Date             To Date
 -0.90%            3.53%           4.25%             3.67%              25.83%

[GRAPHIC OMITTED]
PLOT POINTS ARE AS FOLLOWS:

COMPARISON OF CHANGE IN THE VALUE
OF A $10,000 INVESTMENT


                STI Classic Georgia          Lehman 10-Year     Lipper Georgia
               Tax-Exempt Bond Fund,       Municipal             Municipal
                   Trust Shares           Bond Index        Debt Funds Average
Cumulative Returns ($)
1/31/94              $10,000               $10,000                $10,000
5/31/94                9,529                 9,533                  9,338
5/31/95               10,190                10,389                 10,124
5/31/96               10,587                10,880                 10,495
5/31/97               11,305                11,769                 11,300
5/31/98               12,252                12,860                 12,359
5/31/99               12,660                13,455                 12,759
5/31/00               12,546                13,430                 12,380


INVESTOR SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2000)
                                       Annualized      Cumulative
                                        Inception       Inception
One Year      3 Years       5 Years      to Date         To Date
 -1.26%        3.30%         4.10%        3.47%           24.29%   Without load
 -4.95%        1.99%         3.21%        2.85%           19.63%   With load

[GRAPHIC OMITTED]
PLOT POINTS ARE AS FOLLOWS:

COMPARISON OF CHANGE IN THE VALUE
OF A $10,000 INVESTMENT


                STI Classic Georgia     Lehman 10-Year           Lipper Georgia
               Tax-Exempt Bond Fund,      Municipal                Municipal
                  Investor Shares        Bond Index           Debt Funds Average

Cumulative Returns ($)
1/31/94             $ 9,625               $10,000                   $10,000
5/31/94               9,171                 9,533                     9,338
5/31/95               9,786                10,389                    10,124
5/31/96              10,147                10,880                    10,495
5/31/97              10,804                11,769                    11,300
5/31/98              11,696                12,860                    12,359
5/31/99              12,062                13,455                    12,759
5/31/00              11,910                13,430                    12,380


FLEX SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2000)
                                  Annualized        Cumulative
                                   Inception         Inception
One Year            3 Years         to Date           To Date
 -1.59%              2.85%           3.38%            17.97%        Without load
 -3.49%                                                             With load

[GRAPHIC OMITTED]
PLOT POINTS ARE AS FOLLOWS:

COMPARISON OF CHANGE IN THE VALUE
OF A $10,000 INVESTMENT


                STI Classic Georgia        Lehman 10-Year       Lipper Georgia
               Tax-Exempt Bond Fund,         Municipal            Municipal
                    Flex Shares             Bond Index        Debt Funds Average

Cumulative Returns ($)
6/30/95              $10,000                 $10,000               $10,000
5/31/96               10,370                  10,539                10,482
5/31/97               10,998                  11,400                11,286
5/31/98               11,850                  12,456                12,344
5/31/99               12,161                  13,032                12,744
5/31/00               11,968                  13,008                12,365


Past performance is no indication of future performance.
The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

                          STI CLASSIC HIGH INCOME FUND
--------------------------------------------------------------------------------

The STI Classic High Income Fund commenced operations on March 28, 2000 as the successor to the ESC Strategic Income Fund, which merged into the STI Classic High Income Fund (the "Fund") on that date. The Fund seeks a high level of current income, with a secondary objective of total return. The Fund seeks to achieve its investment objective by investing primarily in high yield debt instruments of U.S. and foreign issuers that are rated below investment grade. (Prior to September 30, 1998, this Fund primarily invested in a diversified portfolio of corporate, government and other debt instruments of U.S. issuers.)

Market volatility and investor preference for aggressive equity funds resulted in flows out of income funds in the past year, and this Fund was no exception. Transaction costs associated with meeting substantial outflows hurt the Fund's performance relative to its benchmark. For the fiscal year ended May 31, 2000, the total return for the Fund (Flex Shares) was -10.21% versus -3.21% for the Lehman U.S. Corporate High Yield Bond Index. The Index is not actively managed, and does not include expenses.

The Fund's position in liquid assets was increased to meet withdrawals and to facilitate the merger, but we anticipate a more stable asset base in the future. Furthermore, the liquid assets will provide an opportunity to reinvest in securities with better underlying fundamental trends and return opportunities that are consistent with the STI Classic High Income Fund's investment strategy. We will use a "bottom up" investment approach, identifying investment opportunities based on the underlying financial and economic fundamentals of the specific issuer.





                                   /s/ signature omitted

                                   Agnes G. Pampush, CFA
                                   First Vice President

FLEX SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2000)

                                                     Annualized      Cumulative
                                                      Inception       Inception
Two Months     One Year     3 Years       5 Years       to Date         To Date
 -0.13%        -10.21%       -0.10%        1.72%         3.03%           19.87%
 -2.11%        -11.86%                                                            With Load

[GRAPHIC OMITTED]
PLOT POINTS ARE AS FOLLOWS:

COMPARISON OF CHANGE IN THE VALUE
OF A $10,000 INVESTMENT


Cumulative Returns ($)

                   STI Classic                       Lehman
                 High Income Fund,               U.S. Corporate
                    Flex Shares               High Yield Bond Index
5/31/94              $10,000                         $10,000
5/31/95               11,035                          11,348
5/31/96               11,407                          12,423
5/31/97               12,055                          14,070
5/31/98               12,853                          15,830
5/31/99               13,385                          15,863
5/31/00               12,018                          15,353


(1) Returns prior to March 27, 2000 represent the performance of the ESC Strategic Income Fund, Class A Shares.
Past performance is no indication of future performance.
The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

                     STI CLASSIC INVESTMENT GRADE BOND FUND
--------------------------------------------------------------------------------

The STI Investment Grade Bond Fund (the "Fund") seeks to provide a high level of total return through current income and capital appreciation as is consistent with the preservation of capital primarily through investment in investment grade fixed income securities. The total return includes not only the current income but also changes in value of the assets held by the Fund. For the year ended May 31, 2000 the Fund's Trust Shares had a total return of -1.76% versus an average return of 1.00% for the Lipper Intermediate Investment Grade Debt Objective. The Lehman U.S. Government/Corporate Bond Index and the Lehman U.S. Aggregate Bond Index (which unlike the Fund, have no expenses) had returns of 1.89% and 2.10%, respectively.

Interest rates generally rose over the last year as stronger than expected economic growth continued and inflation concerns rose. The Federal Reserve increased short-term interest rates in an effort to slow economic growth and prevent inflationary pressures from building. Also, during the period the Treasury began a program to buy back Treasury debt with a portion of the budget surplus and focused on the longer-term securities. The result was higher interest rates, an inverted yield curve [interest rates on shorter maturities higher that those on longer maturities] and much wider yields spreads for corporate and mortgage securities. Over the period, two year Treasury yields rose from 5.43% to 6.69%, and thirty year Treasury yields rose from 5.84% to 6.02%.

The Fund performed well through the end of March as duration adjustments and Treasury positions added to total return. During April and May, spread widening in corporate securities substantially reduced the Fund's total return. Treasury securities have performed well over the last year as the Treasury buy-back program has focused attention on the dwindling supply of Treasury debt. The Fund is underweighted in mortgage securities and overweighted in corporate positions.

Looking forward, as the Federal Reserve slows the economy and reduces inflation concerns, fixed income securities should perform well. The Fund continues to be managed with only moderate shifts in average maturity [duration]. The total return of the Fund is enhanced through yield curve analysis [monitoring and analyzing the risk/reward trade off of different maturity sectors], sector rotation, credit analysis, and other low risk strategies. By actively pursuing these strategies the Fund strives to add to total return while reducing risk.






                                   /s/ signature omitted


                                   L. Earl Denney, CFA
                                   Senior Vice President

TRUST SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2000)
                                               Annualized         Cumulative
                                                Inception          Inception
One Year         3 Years        5 Years          to Date            To Date
 -1.76%           4.34%          4.80%            5.52%             52.71%

[GRAPHIC OMITTED]
PLOTS POINTS ARE AS FOLLOWS:

COMPARISON OF CHANGE IN THE VALUE
OF A $10,000 INVESTMENT


             STI Classic Investment Grade     Lehman U.S.           Lipper Intermediate
                     Bond Fund,           Government/Corporate       Investment Grade
                    Trust Shares                Bond Index             Debt Objective
Cumulative Returns ($)
7/31/92               $10,000                     $10,000                 $10,000
5/93                   10,736                      10,788                  10,725
5/94                   10,861                      10,897                  10,804
5/95                   11,990                      12,162                  11,913
5/96                   12,472                      12,660                  12,365
5/97                   13,344                      13,661                  13,318
5/98                   14,801                      15,229                  14,651
5/99                   15,430                      15,847                  15,143
5/00                   15,158                      16,147                  15,295


INVESTOR SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2000)
                                    Annualized         Cumulative
                                     Inception          Inception
One Year      3 Years     5 Years      to Date           To Date
 -2.17%        3.93%       4.39%        5.21%             49.91%    Without load
 -5.81%        2.60%       3.59%        4.70%             44.29%    With load

[GRAPHIC OMITTED]
PLOT POINTS ARE AS FOLLOWS:

COMPARISON OF CHANGE IN THE VALUE
OF A $10,000 INVESTMENT


               STI Investment Grade       Lehman U.S.        Lipper Intermediate
                     Bond Fund,       Government/Corporate    Investment Grade
                  Investor Shares          Bond Index           Debt Objective

Cumulative Returns ($)
6/30/92             $ 9,625                  $10,000                $10,000
5/93                 10,486                   11,064                 10,978
5/94                 10,576                   11,176                 11,058
5/95                 11,638                   12,473                 12,984
5/96                 12,045                   12,984                 12,656
5/97                 12,847                   14,010                 13,632
5/98                 14,195                   15,619                 14,997
5/99                 14,743                   16,253                 15,501
5/00                 14,423                   16,560                 15,656


FLEX SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2000)
                                  Annualized        Cumulative
                                   Inception         Inception
One Year            3 Years         to Date           To Date
 -2.63%              3.44%           3.80%            20.39%       Without load
 -4.48%                                                            With load

[GRAPHIC OMITTED]
PLOT POINTS ARE AS FOLLOWS:

COMPARISON OF CHANGE IN THE VALUE
OF A $10,000 INVESTMENT


             STI Investment Grade        Lehman U.S.         Lipper Intermediate
                   Bond Fund,        Government/Corporate     Investment-Grade
                Investor Shares           Bond Index           Debt Objective
Cumulative Returns ($)
6/30/95             $10,000                 $10,000               $10,000
5/96                 10,232                  10,327                10,316
5/97                 10,862                  11,143                11,111
5/98                 11,948                  12,422                12,223
5/99                 12,348                  12,927                12,634
5/00                 12,023                  13,171                12,761


Past performance is no indication of future performance.
The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

                STI CLASSIC INVESTMENT GRADE TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------

The STI Classic Investment Grade Tax-Exempt Bond Fund (the "Fund") seeks to provide high total return through (i) current income exempt from federal income taxes and (ii) capital appreciation, while preserving the principal amount invested by investing in investment grade tax-exempt obligations.

In the municipal bond funds we try to limit risk as much as possible. We do not make major maturity shifts. We will bias the Fund based upon our near term fundamental and technical analysis, however, these will be moderate maturity shifts. Our style of investing enables us to enhance performance by utilizing various techniques. One such technique is to emphasize cheap sectors of the yield curve. Also, we take advantage of changes in yield spread. We buy specific bonds when spreads are trading historically wide and sell when the spreads are trading historically narrow. Credit analysis is an important technique especially in today's market. We try to identify and invest in improving credit and avoid those credits that are deteriorating. The underlying concept to all these techniques is to enhance total return without adding risk.

The Fund's Trust Shares return from June 1999 to May 2000 was 1.41% versus the Lipper Intermediate Municipal Debt Average, which returned -1.04% for the same period. The Lehman 5-Year Municipal Bond Index and the Lehman 5-Year General Obligation Index returned 0.75% and 0.66%, respectively.

1999 continued to see the municipal yield curve flatten. The one-year AAA rated municipal bond yield increased 85 basis points for the year; the 5-year AAA rated municipal bond yield increased 88 basis points, and the 10 year and 20 year AAA rated bonds increased 87 and 92 basis points, respectively.

In the last half of 1999 the municipal market was dominated by concerns over Y2K. Credit spreads continued to widen with the major credit concerns continuing to come from the healthcare sector. In addition, the fourth quarter was dominated by tax swapping, and the high net worth individual investor reallocating from mutual funds into individual bonds in the intermediate area of the curve. The reallocation of Property and Casualty companies from tax-exempt products to corporate and agencies further reduced the institutional demand for municipals.

On-line commerce exploded in 1999 characterized in municipals by the aggressiveness of MuniAuction to make competitive and secondary transactions Internet friendly. A variety of other firms also announced their services and processes that would make municipal transactions on the web more accessible. The challenge for 2000 will be providing the municipal market participants with service and information that is convenient and easy to use.

The first quarter of 2000 was positive for municipals despite negative fund flows and limited supply. New issue supply was down nearly 40% from the year before, dramatically affecting activity in the market. As a result, the secondary market continued to develop into a two-tier market. High quality bonds remained liquid while lessor quality bonds received weak bids. The lack of supply was especially burdensome for specialty states like California, Florida, New York, and Tennessee, where paper is normally richer than the general market.

Because of the continued flattening of the yield curve, bond structure continues to be an important factor. Twenty-year par bonds trading to a shorter call did not participate as much in the market rally as compared to a discount or non-call bond of the same maturity, which saw substantial principal gains.

The portfolio has benefited from our exposure to the 15-20 year area of the curve where we focused on purchasing deep discounts and noncall bonds.

We continue to emphasize high quality, good structure bonds and will continue to employ a barbell strategy. Long duration paper will continue to be scarce; therefore non-call and deep discount bonds will continue to be core holdings.



                                   /s/ signature omitted

                                   Ronald H. Schwartz, CFA, CFP
                                   Senior Vice President

TRUST SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2000)
                                            Annualized          Cumulative
                                             Inception           Inception
One Year      3 Years       5 Years           to Date             to Date
  1.41%        4.84%         5.49%             5.49%               42.39%

[GRAPHIC OMITTED]
PLOT POINTS ARE AS FOLLOWS:

COMPARISON OF CHANGE IN THE VALUE
OF A $10,000 INVESTMENT

            STI Classic Investment Grade       Lehman 5-Year            Lehman 5-Year            Lipper Intermediate
               Tax-Exempt Bond Fund,             Municipal           General Obligation              Municipal
                   Trust Shares                 Bond Index                  Index                  Debt Average
Cumulative Returns ($)
10/31/93             $10,000                      $10,000                    $10,000                   $10,000
5/94                   9,976                        9,894                      9,943                     9,831
5/95                  10,995                       10,600                     10,627                    10,536
5/96                  11,634                       11,092                     11,131                    10,962
5/97                  12,462                       11,755                     11,807                    11,666
5/98                  13,530                       12,543                     12,629                    12,543
5/99                  14,162                       13,145                     13,248                    13,012
5/00                  14,362                       13,243                     13,335                    12,877


INVESTOR SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2000)
                                      Annualized      Cumulative
                                      Inception        Inception
One Year     3 Years      5 Years      to Date          To Date
  0.90%       4.39%        5.05%        6.50%            65.30%   Without load
 -2.86%       3.06%        4.25%        5.99%            59.09%   With load

[GRAPHIC OMITTED]
PLOT POINTS ARE AS FOLLOWS:

COMPARISON OF CHANGE IN THE VALUE
OF A $10,000 INVESTMENT

            STI Classic Investment Grade     Lehman 5-Year              Lehman 5-Year            Lipper Intermediate
               Tax-Exempt Bond Fund,            Municipal           General Obligation              Municipal
                  Investor Shares              Bond Index                  Index                  Debt Average
Cumulative Returns ($)
6/30/92              $ 9,625                    $10,000                  $10,000                    $10,000
5/93                  10,731                     10,775                   10,778                     10,898
5/94                  11,309                     11,088                   11,112                     11,231
5/95                  12,429                     11,879                   11,877                     12,037
5/96                  13,101                     12,430                   12,440                     12,524
5/97                  13,977                     13,174                   13,196                     13,328
5/98                  15,101                     14,056                   14,114                     14,330
5/99                  15,758                     14,731                   14,806                     14,866
5/00                  15,900                     14,841                   14,904                     14,711


FLEX SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2000)

                              Annualized        Cumulative
                               Inception         Inception
One Year        3 Years         to Date           To Date
  0.52%          3.89%           4.56%            24.92%    Without load
 -1.40%                                                     With load

[GRAPHIC OMITTED]
PLOT POINTS ARE As FOLLOWS:

COMPARISON OF CHANGE IN THE VALUE
OF A $10,000 INVESTMENT

            STI Classic Investment Grade      Lehman 5-Year            Lehman 5-Year            Lipper Intermediate
               Tax-Exempt Bond Fund,            Municipal           General Obligation              Municipal
                    Flex Shares                Bond Index                  Index                  Debt Average

Cumulative Returns ($)
6/30/95               $10,000                   $10,000                   $10,000                    $10,000
5/96                   10,541                    10,446                    10,465                     10,453
5/97                   11,193                    11,071                    11,102                     11,125
5/98                   12,033                    11,812                    11,874                     11,961
5/99                   12,487                    12,379                    12,456                     12,409
5/00                   12,522                    12,472                    12,539                     12,279


Past performance is no indication of future performance.
The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.
 The line graphs compare the Fund's returns to those of the Lehman 5-Year Municipal Bond Index. Previously, the Fund's returns had been compared to the Lehman 5-Year General Obligation Index, but the adviser believes that the Lehman 5-Year Municipal Bond Index, because of its emphasis on revenue bonds as well as general obligation bonds, more accurately reflects the types of securities in which the Fund invests.

            STI CLASSIC LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND
--------------------------------------------------------------------------------

The one-year investment period ending in May was not a particularly fruitful one for fixed income investors. Economic prosperity of historic proportion resulted in GDP growth well above the Federal Reserve's targeted, non-inflationary growth rate. As a result, the Federal Reserve raised the Federal Funds rate six times bringing rates from 4.75% to 6.5%. This activity resulted in generally higher rates across the bond market and a general decline in bond prices. With such vibrant growth, corporate and individual prosperity yielded an unexpected windfall of tax receipts to the U.S. Treasury. With the budget in surplus, the Treasury announced a buy back program that would retire a significant amount of outstanding treasury debt. As a result, Treasuries were the best performing sector of the fixed income market.

The STI Classic Limited-Term Federal Mortgage Securities Fund's (the "Fund") Trust Shares returned 2.33% for the year ended May 31, 2000 versus the Merrill Lynch 1-5 Year U.S. Treasury Index and the Lipper Short/Intermediate U.S. Government Average which returned 3.80% and 2.11%, respectively. The preponderance of incremental return was achieved by a successful sector rotation strategy that had the Fund heavily invested in income-earning, agency mortgage securities for the first half of the investment period, which were then sold to purchase a defensive position of cash and intermediate-term maturity Treasuries.

Prospects for both Fannie Mae and Freddie Mac straight issue debts as well as mortgage collateral are beginning to look attractive again on a relative value basis, as these securities begin to reflect the full risk of potential regulation changes. The Fund's manager will continue to monitor the relative value and likely return prospects of these securities, as congressional debate over re-regulation of Government sponsored entities continues.

The high level of income and minimum exposure to credit risk produced by the fund investments in balance should continue to provide investors with good return prospects relative to other fixed income investment options.





                                   /s/ signature omitted

                                   David E. West, CFA
                                   Senior Vice President

TRUST SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2000)

                                            Annualized             Cumulative
                                             Inception              Inception
One Year       3 Years      5 Years           to Date                To Date
  2.33%         4.71%        5.08%             5.49%                  37.73%

[GRAPHIC OMITTED]
PLOT POINT ARE AS FOLLOWS:

COMPARISON OF CHANGE IN THE VALUE
OF A $10,000 INVESTMENT


         STI Classic Limited-Term Federal        Merrill Lynch              Lipper Short/
             Mortgage Securities Fund,            1-5 Year U.S.          Intermediate U.S.
                   Trust Shares                  Treasury Index          Government Average

Cumulative Returns ($)
6/30/94               $10,000                        $10,000                   $10,000
5/95                   10,756                         10,809                    10,744
5/96                   11,276                         11,341                    11,189
5/97                   12,002                         12,110                    11,917
5/98                   12,856                         13,040                    12,790
5/99                   13,467                         13,722                    13,289
5/00                   13,780                         14,243                    13,569

INVESTOR SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2000)
                                         Annualized      Cumulative
                                          Inception      Inception
One Year       3 Years       5 Years       to Date        To Date
  1.93%         4.43%         4.81%         5.36%          35.88%   Without load
 -0.57%         3.54%         4.28%         4.90%          32.43%   With load

[GRAPHIC OMITTED]
PLOT POINTS ARE AS FOLLOWS:

COMPARISON OF CHANGE IN THE VALUE
OF A $10,000 INVESTMENT


         STI Classic Limited-Term Federal        Merrill Lynch                    Lipper Short/
             Mortgage Securities Fund,            1-5 Year U.S.                Intermediate U.S.
                  Investor Shares                Treasury Index                Government Average
7/31/94             $10,000                         $10,000                          $10,000
5/95                 10,440                          10,697                           10,636
5/96                 10,919                          11,223                           11,078
5/97                 11,593                          11,984                           11,798
5/98                 12,398                          12,904                           12,662
5/99                 12,953                          13,579                           13,156
5/00                 13,203                          14,095                           13,434


FLEX SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2000)
                                  Annualized        Cumulative
                                   Inception         Inception
One Year            3 Years         to Date           To Date
  1.71%              4.09%           4.44%            24.14%       Without load
 -0.22%                                                            With load

[GRAPHIC OMITTED]
PLOT POINTS ARE AS FOLLOWS:

COMPARISON OF CHANGE IN THE VALUE
OF A $10,000 INVESTMENT


    STI Classic Limited-Term Federal      Merrill Lynch          Lipper Short/
       Mortgage Securities Fund,          1-5 Year U.S.        Intermediate U.S.
             Flex Shares                 Treasury Index       Government Average
6/30/95        $10,000                      $10,000                  $10,000
5/96            10,393                       10,431                   10,361
5/97            10,996                       11,139                   11,035
5/98            11,709                       11,994                   11,844
5/99            12,194                       12,621                   12,306
5/00            12,402                       13,101                   12,565

Past performance is no indication of future performance.
The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

                    STI CLASSIC MARYLAND MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

This marks the first anniversary of the STI Classic Maryland Municipal Bond Fund (the "Fund") as a member of the STI Classic family of mutual funds, and it is one we are proud to celebrate. STI Classic Funds are a diversified group of mutual funds, including stock, bond and money market funds with investment styles within each asset class designed to meet the needs of our clients.

The Fund is a long-term maturity bond fund that invests in tax-exempt bonds primarily from the state of Maryland. The Fund seeks to maximize tax-free investment income for our clients, using a diversified mix of high-quality securities representing the various state and local entities within the state.

The past year has been remarkable for the economy, as the length of the current expansion reached an all-time record. Consumer spending remained robust through much of the period, while the industrial and manufacturing side of the economy rebounded on signs of global recovery. These factors helped generate new jobs and new tax revenue for state and local governments in Maryland and across the nation.

Unfortunately, the Federal Reserve (the "Fed") became concerned that the pace of growth might push inflation higher if left unchecked. So it spent much of the past year raising short-term interest rates in an attempt to cool the red-hot consumer. This provided a challenging market for bond investors of all persuasions and municipal bond investors in particular.

The Fund, with its heavy emphasis on generating high levels of tax-free income, shared in the overall municipal market decline. However, we continued to emphasize high-quality securities from well-managed entities; entities that we believe will weather the more restrictive climate created by the Fed. The Fund's Trust Shares returned -1.78% for the year ended May 31, 2000 versus -0.50% for the Lehman General Obligation Index.

The outlook for the coming fiscal year is encouraging. The economy appears to be showing early signs that the interest rate hikes of the past year may be slowing the interest sensitive areas of the economy. This could reduce the risk of a sharp acceleration in inflation and limit further interest rate increases by the Fed. We are also encouraged that investors have begun to return to bonds as an important element of a well-diversified portfolio.

We want to take this opportunity to thank you for choosing the STI Classic Maryland Municipal Bond Fund as part of your portfolio. We will continue to invest to maximize tax-exempt income with a portfolio of high-quality securities, and we look forward to what we believe will be a more favorable year for bond investors.



                                   /s/ signature omitted

                                   Robert S. Bowman, CFA
                                   Vice President

TRUST SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2000)
                                  Annualized        Cumulative
                                   Inception         Inception
One Year            3 Years         to Date           To Date
 -1.78%              3.71%           3.00%            13.39%

[GRAPHIC OMITTED]
PLOT POINTS ARE AS FOLLOWS:

COMPARISON OF CHANGE IN THE VALUE
OF A $10,000 INVESTMENT


               STI Classic Maryland                  Lehman
               Municipal Bond Fund,            General Obligation
                  Trust Shares(1)                  Bond Index
Cumulative Returns ($)
3/31/96              $10,000                         $10,000
5/96                   9,846                           9,949
5/97                  10,500                          10,767
5/98                  11,443                          11,734
5/99                  11,923                          12,300
5/00                  11,710                          12,239

FLEX SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2000)
                                  Annualized        Cumulative
                                   Inception         Inception
One Year            3 Years         to Date           To Date
 -2.66%              2.80%           3.29%            14.18%     Without load
 -4.54%                                                          With load

[GRAPHIC OMITTED]
PLOT POINTS ARE AS FOLLOWS:

COMPARISON OF CHANGE IN THE VALUE
OF A $10,000 INVESTMENT


               STI Classic Maryland                  Lehman
               Municipal Bond Fund,            General Obligation
                  Flex Shares(1)                  Bond Index
4/30/96             $10,000                         $10,000
5/96                  9,936                            9,984
5/97                 10,514                           10,805
5/98                 11,366                           11,775
5/99                 11,735                           12,344
5/00                 11,423                           12,282


(1) Returns prior to May 24, 1999 represent the performance of the CrestFund Maryland Municipal Bond Fund.
Past performance is no indication of future performance.
The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

                        STI CLASSIC SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

The investment objective of the STI Classic Short-Term Bond Fund (the "Fund") is to provide high current income while preserving capital primarily through investment in short to intermediate-term investment grade fixed income securities. The Fund attempts to capture the yield advantage which normally exists between money market instruments and short to intermediate-term bonds. The price volatility of short to intermediate-term bonds is moderate and over time it consistently has been offset by the incremental yield these instruments offer relative to money market securities. The Fund is managed from a total return perspective; that is, day-to-day decisions are made with a view towards maximizing income and price appreciation. The investment discipline applied in managing the Fund emphasizes adding value through yield curve, sector and credit analysis. Investments are made in those sectors, credits, and segments of the yield curve within the applicable universe which offers the most attractive risk-reward trade-offs. For example, we study historical yield spread data of the corporate and mortgage sectors and compare it with the current environment to identify buying and selling opportunities between various sectors. We also use internal credit analysis and screening to identify opportunities in corporate bonds. We look for those instruments that offer incremental yield for a given level of credit risk.

The total return earned by the Fund over the last twelve months was 2.87% (Trust Shares), as compared to 4.11% for the Salomon 1-3 Year Treasury/Government Sponsored/Corporate Index (the "Index"). The Index is not actively managed, and does not include expenses. Tighter monetary policy pushed up interest rates in past year, hurting the Fund's return. During the year ended May 31, 2000, the Fund had a significant portion of its portfolio invested in corporate securities in an effort to enhance the Fund's yield. Corporates underperformed treasuries during that period, which negatively impacted the Fund's performance. However, we believe that in the long-term this strategy will enable us to achieve the Fund's objective.



                                   /s/ signature omitted

                                   Agnes G. Pampush, CFA
                                   First Vice President

TRUST SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2000)
                                                Annualized          Cumulative
                                                 Inception           Inception
One Year        3 Years         5 Years           to Date             to Date
  2.87%          4.73%           4.98%             4.91%               41.30%

[GRAPHIC OMITTED]
PLOT POINTS ARE AS FOLLOWS:

COMPARISON OF CHANGE IN THE VALUE
OF A $10,000 INVESTMENT

              STI Classic Short-Term            Salomon 1-3 Year
                     Bond Fund,                 Treasury/Government
                   Trust Shares              Sponsored/Corporate Index
Cumulative Returns ($)
3/31/93               $10,000                         $10,000
5/93                   10,035                          10,039
5/94                   10,238                          10,260
5/95                   11,016                          11,021
5/96                   11,506                          11,614
5/97                   12,231                          12,384
5/98                   13,125                          13,254
5/99                   13,658                          13,968
5/00                   14,050                          14,542

INVESTOR SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2000)
                                         Annualized      Cumulative
                                         Inception       Inception
One Year     3 Years       5 Years        to Date         To Date
  2.67%       4.56%         4.78%          4.64%           38.57%   Without load
 -0.65%       3.87%         4.36%          4.34%           35.73%   With load

[GRAPHIC OMITTED]
PLOT POINTS ARE AS FOLLOWS:

COMPARISON OF CHANGE IN THE VALUE
OF A $10,000 INVESTMENT


              STI Classic Short-Term           Salomon 1-3 Year
                     Bond Fund,                 Treasury/Government
                  Investor Shares             Sponsored/Corporate Index

Cumulative Returns ($)
3/31/93               $ 9,800                         $10,000
5/93                    9,838                          10,039
5/94                   10,017                          10,260
5/95                   10,762                          11,021
5/96                   11,218                          11,614
5/97                   11,887                          12,384
5/98                   12,742                          13,254
5/99                   13,236                          13,968
5/00                   13,590                          14,542


FLEX SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2000)
CUMULATIVE RETURNS ($)
                                    Annualized        Cumulative
                                    Inception         Inception
 One Year            3 Years         to Date           To Date
   2.31%              4.20%           4.41%             23.72%     Without load
   0.36%                                                           With load

[GRAPHIC OMITTED]
PLOT POINTS ARE AS FOLLOWS:

COMPARISON OF CHANGE IN THE VALUE
OF A $10,000 INVESTMENT

              STI Classic Short-Term             Salomon 1-3 Year
                     Bond Fund,                 Treasury/Government
                    Flex Shares                 Sponsored/Corporate Index
Cumulative Returns ($)
6/30/95               $10,000                         $10,000
5/96                   10,359                          10,481
5/97                   10,941                          11,176
5/98                   11,689                          11,962
5/99                   12,098                          12,606
5/00                   12,378                          13,124

Past performance is no indication of future performance.
The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

              STI CLASSIC SHORT-TERM U.S. TREASURY SECURITIES FUND
--------------------------------------------------------------------------------

The investment objective of the STI Classic Short-Term U.S. Treasury Securities Fund (the "Fund") is to provide high current income while preserving capital through investment exclusively in short-term U.S. Treasury securities. The goal of the Fund is to capture the yield advantage, which normally exists between money market instruments and short-term bonds. The price volatility of short-term bonds is very modest and over time has consistently been offset by the incremental yield of these instruments relative to money market securities. The Fund is managed from a total return perspective, that is, day to day decisions are made with a view toward maximizing income and price appreciation. The investment discipline applied in managing the Fund emphasizes adding value through yield curve analysis. Investments are made in those segments of the yield curve within the applicable universe, which offer the most attractive risk/reward trade-off.

Total returns for fixed income securities and fixed income funds were negatively impacted by rising interest rates during the one year period ending May 31, 2000. The Fund had a total return of 3.75% (Trust Shares) for the one year period. The Fund maintained a shorter than average maturity for most of the period which allowed the Fund to outperform the Salomon 1-3 Year Treasury Index (the "Index"). The Index (which does not include fees or expenses) had a 4.12% total return for the same period.



                                   /s/ signature omitted

                                   David S. Yealy
                                   Vice President

TRUST SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2000)
                                               Annualized             Cumulative
                                                Inception              Inception
One Year        3 Years         5 Years          to Date                To Date
 3.75%           4.87%           5.02%            4.69%                  39.17%

[GRAPHIC OMITTED]
PLOT POINTS ARE AS FOLLOWS:

COMPARISON OF CHANGE IN THE VALUE
OF A $10,000 INVESTMENT


            STI Classic Short-Term U.S.             Salomon                          Salomon
             Treasury Securities Fund,              1-3 Year                    6-Month Treasury
                   Trust Shares                  Treasury Index                    Bill Index

Cumulative Returns ($)
3/31/93              $10,000                         $10,000                        $10,000
5/93                  10,024                          10,036                         10,053
5/94                  10,242                          10,244                         10,391
5/95                  10,868                          10,991                         10,953
5/96                  11,382                          11,523                         11,554
5/97                  12,038                          12,333                         12,176
5/98                  12,796                          13,194                         12,837
5/99                  13,384                          13,896                         13,474
5/00                  13,885                          14,467                         14,180

INVESTOR SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2000)
                                          Annualized    Cumulative
                                          Inception     Inception
One Year        3 Years       5 Years      to Date       To Date
 3.58%           4.71%         4.85%        4.53%        37.58%   Without load
 2.55%           4.36%         4.64%        4.38%        36.22%   With load

[GRAPHIC OMITTED]
PLOT POINTS ARE AS FOLLOWS:

COMPARISON OF CHANGE IN THE VALUE
OF A $10,000 INVESTMENT

            STI Classic Short-Term U.S.             Salomon                          Salomon
             Treasury Securities Fund,              1-3 Year                    6-Month Treasury
                  Investor Shares                Treasury Index                    Bill Index
3/31/93              $ 9,900                         $10,000                         $10,000
5/31/93                9,921                          10,036                          10,053
5/31/94               10,122                          10,244                          10,391
5/31/95               10,732                          10,991                          10,953
5/31/96               11,217                          11,523                          11,554
5/31/97               11,844                          12,333                          12,176
5/31/98               12,559                          13,194                          12,837
5/31/99               13,130                          13,896                          13,474
5/31/00               13,599                          14,467                          14,180


FLEX SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2000)
                                  Annualized        Cumulative
                                   Inception         Inception
One Year            3 Years         to Date           To Date
  3.34%              4.51%           4.51%            24.30%     Without load
  1.36%                                                          With load

[GRAPHIC OMITTED]
PLOT POINTS ARE AS FOLLOWS:

COMPARISON OF CHANGE IN THE VALUE
OF A $10,000 INVESTMENT

            STI Classic Short-Term U.S.             Salomon                          Salomon
             Treasury Securities Fund,              1-3 Year                    6-Month Treasury
                    Flex Shares                  Treasury Index                    Bill Index
6/30/95               $10,000                       $10,000                          $10,000
5/96                   10,357                        10,428                           10,500
5/97                   10,894                        11,161                           11,065
5/98                   11,537                        11,940                           11,666
5/99                   12,036                        12,576                           12,244
5/00                   12,438                        13,092                           12,886


Past performance is no indication of future performance.
The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.
                                                                              19

                   STI CLASSIC U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

The objective for the STI Classic U.S. Government Securities Fund (the "Fund") is to provide high current income while preserving capital by investing in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Fund met its objectives for the fiscal year of operations ending May 31, 2000. Approximately 86% of the Fund's assets were invested in Government Agency mortgage-backed securities with the balance invested in U.S. Government Securities. The Fund had a 30-day yield of 6.3%.

During the 12-month period ending May 31, 2000, interest rates rose significantly as the Federal Reserve pursued an aggressive tightening policy, which negatively impacted total return. In addition, the incremental yield spreads offered by mortgage-backed securities widened significantly, and we have used this opportunity to increase our exposure to this sector. The Fund's total return (Trust Shares) of 1.63% compares very favorably to the total return of the Lipper Intermediate U.S. Government Funds Average of 1.33% for the 1 year time period. The Merrill Lynch Government/Mortgage Index returned 2.81% for the same period.

We believe the Federal Reserve is nearing the end of its tightening bias as economic growth begins to slow and inflation remains controlled. The Fund is well positioned to take advantage of this less volatile environment.



                                   /s/ signature omitted

                                   Charles B. Leonard, CFA
                                   First Vice President

TRUST SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2000)
                                                Annualized           Cumulative
                                                 Inception            Inception
One Year        3 Years         5 Years           to Date              To Date
  1.63%          5.36%           5.26%             5.99%               40.41%

[GRAPHIC OMITTED]
PLOT POINTS ARE AS FOLLOWS:

COMPARISON OF CHANGE IN THE VALUE
OF A $10,000 INVESTMENT


            STI Classic U.S. Government          Merrill Lynch                 Lipper Intermediate
                 Securities Fund,              Government/Mortgage                 Government
                   Trust Shares                      Index*                       Funds Average

Cumulative Returns ($)
6/30/94             $ 9,625                         $10,000                          $10,000
5/95                 10,572                          11,138                           10,907
5/96                 10,833                          11,627                           11,271
5/97                 11,614                          12,572                           12,055
5/98                 12,802                          13,920                           13,167
5/99                 13,257                          14,563                           13,618
5/00                 13,415                          14,972                           13,800

INVESTOR SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2000)
                                        Annualized       Cumulative
                                         Inception        Inception
One Year      3 Years      5 Years        to Date          to Date
  1.19%        4.92%        4.88%          5.50%            37.81%  Without load
 -2.60%        3.60%        4.08%          4.83%            32.64%  With load

[GRAPHIC OMITTED]
PLOT POINTS ARE AS FOLLOWS:

COMPARISON OF CHANGE IN THE VALUE
OF A $10,000 INVESTMENT

        STI Classic U.S. Government      Merrill Lynch       Lipper Intermediate
            Securities Fund,          Government/Mortgage         Government
            Investor Shares                Index*               Funds Average

                                PLOT POINTS TO COME???


FLEX SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2000)
                               Annualized        Cumulative
                                Inception         Inception
One Year         3 Years         to Date           to Date
  0.70%           4.42%           4.25%            23.02%      Without load
 -1.22%                                                        With load

[GRAPHIC OMITTED]
PLOT POINTS ARE AS FOLLOWS:

COMPARISON OF CHANGE IN THE VALUE
OF A $10,000 INVESTMENT

        STI Classic U.S. Government      Merrill Lynch       Lipper Intermediate
            Securities Fund,          Government/Mortgage         Government
            Investor Shares                Index*               Funds Average



Past performance is no indication of future performance.
The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.
*The Merrill Government/Mortgage Index is a synthetic index created by combining, at their respective market weights: (i) the Merrill Lynch Government Master Index, which is a widely-recognized index comprised of U.S. Treasury securities and U.S. Government agency securities with a maturity of at least one year; and (ii) the Merrill Lynch Mortgage Master Index, which is a widely-recognized market value-weighted index comprised of mortgage-backed securities including 15 and 30 year single family mortgages in addition to aggregate pooled mortgages.

              STI CLASSIC VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

This marks the first anniversary of the STIClassic Virginia Intermediate Bond Fund (the "Fund") as a member of the STI Classic family of mutual funds, and it is one we are proud to celebrate. STI Classic Funds are a diversified group of mutual funds, including stock, bond and money market funds with investment styles within each asset class designed to meet the needs of our clients.

The Fund is an intermediate term maturity bond fund that invests in tax-exempt bonds primarily from the state of Virginia. The Fund seeks to maximize tax-free investment income for our clients, using a diversified mix of high-quality securities representing the various state and local entities within the Commonwealth.

The past year has been remarkable for the economy, as the length of the current expansion reached an all-time record. Consumer spending remained robust through much of the period, while the industrial and manufacturing side of the economy rebounded on signs of global recovery. These factors helped generate new jobs and new tax revenue for state and local governments in Virginia and across the nation.

Unfortunately, the Federal Reserve (the "Fed") became concerned that the pace of growth might push inflation higher if left unchecked. So it spent much of the past year raising short-term interest rates in an attempt to cool the red-hot consumer. This provided a challenging market for bond investors of all persuasions and municipal bond investors in particular.

The Fund, with its heavy emphasis on generating high levels of tax-free income, shared in the overall municipal market decline. However, we continued to emphasize high-quality securities from well-managed entities; entities that we believe will weather the more restrictive climate created by the Fed. The Fund (Trust Shares) returned -1.31% for the year ended May 31, 2000 versus the Lehman 5-Year General Obligation Index which returned -0.50%.

The outlook for the coming fiscal year is encouraging. The economy appears to be showing early signs that the interest rate hikes of the past year may be slowing the interest sensitive areas of the economy. This could reduce the risk of a sharp acceleration in inflation and limit further interest rate increases by the Fed. We are also encouraged that investors have begun to return to bonds as an important element of a well-diversified portfolio.

We want to take this opportunity to thank you for choosing the STI Classic Virginia Intermediate Municipal Bond Fund as part of your portfolio. We will continue to invest to maximize tax-exempt income with a portfolio of high-quality securities, and we look forward to what we believe will be a more favorable year for bond investors.




                                   /s/ signature

                                   Robert S. Bowman, CFA
                                   Vice President

TRUST SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2000)
                                                 Annualized         Cumulative
                                                  Inception          Inception
One Year         3 Years         5 Years           to Date            To Date
 -1.31%           3.12%           3.79%             4.08%              34.34%

[GRAPHIC OMITTED]
PLOT POINTS ARE AS FOLLOWS:

COMPARISON OF CHANGE IN THE VALUE
OF A $10,000 INVESTMENT


         STI Classic Virginia Intermediate       Lehman 5-Year
               Municipal Bond Fund,            General Obligation
                   Trust Shares                    Bond Index

Cumulative Returns ($)
5/31/93              $10,000                        $10,000
5/93                  10,282                         10,246
5/94                  10,280                         10,563
5/95                  11,089                         11,290
5/96                  11,494                         11,825
5/97                  12,179                         12,544
5/98                  13,078                         13,417
5/99                  13,532                         14,075
5/00                  13,355                         14,168

INVESTOR SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2000)
                                      Annualized       Cumulative
                                       Inception        Inception
One Year     3 Years     5 Years        to Date          To Date
 -1.24%       3.18%       3.82%          3.73%            29.62%   Without load
 -4.97%       1.89%       3.03%          3.17%            24.75%   With load

[GRAPHIC OMITTED]
PLOT POINTS ARE AS FOLLOWS:

COMPARISON OF CHANGE IN THE VALUE
OF A $10,000 INVESTMENT

         STI Classic Virginia Intermediate       Lehman 5-Year
               Municipal Bond Fund,            General Obligation
                  Investor Shares(1)               Bond Index
5/31/93              $ 9,625                        $10,000
5/94                   9,623                         10,310
5/95                  10,369                         11,019
5/96                  10,746                         11,542
5/97                  11,386                         12,243
5/98                  12,236                         13,096
5/99                  12,664                         13,737
5/00                  12,507                         13,828


(1) Returns prior to May 24, 1999 represent the performance of the CrestFund Virginia Intermediate Municipal Bond Fund.
Past performance is no indication of future performance. The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

                    STI CLASSIC VIRGINIA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

This marks the first anniversary of the STI Classic Virginia Municipal Bond Fund (the "Fund") as a member of the STI Classic family of mutual funds, and it is one we are proud to celebrate. STI Classic Funds are a diversified group of mutual funds, including stock, bond and money market funds with investment styles within each asset class designed to meet the needs of our clients.

The Fund is a longer-term maturity bond fund that invests in tax-exempt bonds primarily from the state of Virginia. The Fund seeks to maximize tax-free investment income for our clients, using a diversified mix of high-quality securities representing the various state and local entities within the Commonwealth.

The past year has been remarkable for the economy, as the length of the current expansion reached an all-time record. Consumer spending remained robust through much of the period, while the industrial and manufacturing side of the economy rebounded on signs of global recovery. These factors helped generate new jobs and new tax revenue for state and local governments in Virginia and across the nation.

Unfortunately, the Federal Reserve (the "Fed") became concerned that the pace of growth might push inflation higher if left unchecked. So it spent much of the past year raising short-term interest rates in an attempt to cool the red-hot consumer. This provided a challenging market for bond investors of all persuasions and municipal bond investors in particular.

The Fund, with its heavy emphasis on generating high levels of tax-free income, shared in the overall municipal market decline. However, we continued to emphasize high-quality securities from well-managed entities; entities that we believe will weather the more restrictive climate created by the Fed. The Fund's Trust Shares returned -3.18% for the fiscal year ended May 31, 2000 versus the Lehman General Obligation Bond Index which returned -0.50%.

The outlook for the coming fiscal year is encouraging. The economy appears to be showing early signs that the interest rate hikes of the past year may be slowing the interest sensitive areas of the economy. This could reduce the risk of a sharp acceleration in inflation and limit further interest rate increases by the Fed. We are also encouraged that investors have begun to return to bonds as an important element of a well-diversified portfolio.

We want to take this opportunity to thank you for choosing the STI Classic Virginia Municipal Bond Fund as part of your portfolio. We will continue to invest to maximize tax-exempt income with a portfolio of high-quality securities, and we look forward to what we believe will be a more favorable year for bond investors.


                                   /s/ signature omitted

                                   Robert S. Bowman, CFA
                                   Vice President

TRUST SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2000)
                                               Annualized             Cumulative
                                               Inception              Inception
One Year       3 Years         5 Years           to Date                to Date
 -3.18%         3.17%           3.73%             4.17%                 23.41%

[GRAPHIC OMITTED]
PLOT POINTS ARE AS FOLLOWS:

COMPARISON OF CHANGE IN THE VALUE
OF A $10,000 INVESTMENT


               STI Classic Virginia                  Lehman
               Municipal Bond Fund,            General Obligation
                  Trust Shares(1)                  Bond Index
Cumulative Returns ($)
4/30/95               $10,000                       $10,000
5/95                   10,333                        10,298
5/96                   10,568                        10,779
5/97                   11,302                        11,665
5/98                   12,356                        12,712
5/99                   12,820                        13,326
5/00                   12,412                        13,260

INVESTOR SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2000)
                                     Annualized       Cumulative
                                      Inception       Inception
One Year      3 Years      5 Years     to Date          To Date
 -4.13%        2.25%        2.84%       3.17%            17.31%     Without load
 -5.98%                                                             With load

[GRAPHIC OMITTED]
PLOT POINTS ARE AS FOLLOWS:

COMPARISON OF CHANGE IN THE VALUE
OF A $10,000 INVESTMENT

               STI Classic Virginia                  Lehman
               Municipal Bond Fund,            General Obligation
                  Flex Shares(1)                   Bond Index

Cumulative Returns ($)
4/30/95              $10,000                        $10,000
5/95                  10,336                         10,298
5/96                  10,480                         10,779
5/97                  11,121                         11,665
5/98                  12,051                         12,712
5/99                  12,400                         13,326
5/00                  11,888                         13,260

(1) Returns prior to May 24, 1999 represent the performance of the CrestFund Virginia Municipal Bond Fund.
Past performance is no indication of future performance. The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC FIXED INCOME FUNDS MAY 31, 2000



FLORIDA TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS (89.2%)
FLORIDA (79.5%)
   Brevard County, Health Facilities
     Authority, Holmes Regional
     Medical Center Project, RB, MBIA
     Callable 10/01/03 @ 102
     5.700%, 10/01/08                  $3,000      $  3,038
   Broward County, Port Facilities
     Authority, Ser C, RB, AMT, MBIA
     5.375%, 09/01/08                   3,360         3,339
   Citrus County, Pollution Control
     Authority, Florida Power, Crystal
     River, Ser B, RB Callable
     08/01/02 @ 102
     6.350%, 02/01/22                     335           337
   Dade County, Aviation, Ser A, RB,
     AMBAC Callable 10/01/05 @ 102
     6.000%, 10/01/09                     500           520
   Dade County, Aviation Revenue,
     Ser B, RB, AMT, MBIA Callable
     10/01/02 @ 102
     6.600%, 10/01/22                     825           844
   Dade County, Educational Facilities
     Authority, University of Miami,
     Ser A, RB, MBIA
     6.000%, 04/01/08                     505           527
   Dade County, Seaport, GO, MBIA
     6.500%, 10/01/09                   1,000         1,084
   Dade County, Ser CC, GO, AMBAC
     7.125%, 10/01/15                   1,000         1,149
   Daytona Beach, Water & Sewer
     Authority, Ser 1978, RB, ETM
     Callable 11/15/00 @ 101.75
     6.750%, 11/15/07                   1,000         1,050
   Deerfield Beach, Water & Sewer
     Authority, RB, FGIC
     6.125%, 10/01/06                     250           259
   Florida State, Board of Education,
     Capital Outlay, Public Education,
     Ser B, GO Prerefunded @ 101(F)
     6.000%, 06/01/01                   1,000         1,022
   Florida State, Board of Education,
     Capital Outlay, Public Education,
     GO Callable 06/01/02 @ 101
     6.400%, 06/01/19                   1,300         1,340
   Florida State, Board of Education,
     Capital Outlay, Ser A, GO
     Callable 01/01/09 @ 101
     4.750%, 01/01/19                   1,860         1,579
   Florida State, Board of Education,
     Capital Outlay, Ser A, GO
     6.100%, 06/01/00                     125           125

--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
--------------------------------------------------------------------------------
FLORIDA--CONTINUED
   Florida State, Board of Education,
     Capital Outlay, Ser C, ETM, GO
     Callable 06/22/00 @ 100
     7.100%, 06/01/07                  $  190       $   192
   Florida State, Department of
     Transportation, Right of Way,
     Ser A, GO Callable 07/01/07 @ 101
     5.000%, 07/01/22                     500           434
   Florida State, Finance Department
     of General Services,
     Environmental Preservation 2000,
     Ser A, RB, AMBAC Callable
     07/01/07 @ 101
     5.000%, 07/01/13                   1,200         1,138
   Florida State, Finance Department
     of General Services, Environmental
     Protection, Ser B, RB, AMBAC
     6.000%, 07/01/12                   2,000         2,093
   Florida State, Finance Department of
     General Services, Save Our Coast,
     Department of National Resources,
     RB, MBIA Prerefunded @ 101 (F)
     6.500%, 07/01/01                     720           740
   Florida State, Finance Department of
     General Services, Department of
     Natural Resources, Preservation
     2000, Ser A, RB, AMBAC
     Prerefunded @ 102 (F)
     6.750%, 07/01/01                      80            83
   Florida State, Housing Financing
     Authority, Homeowner Mortgage,
     Ser 7, RB, AMT, FSA Callable
     07/01/09 @ 100
     5.200%, 01/01/31                   1,000           977
   Florida State, Ports Financing
     Commission, Transportation
     Trust Fund, RB, AMT, FGIC
     Callable 10/01/09 @ 101
     5.250%, 10/01/13                   1,305         1,244
     5.375%, 10/01/15                   1,000           951
   Florida State, Turnpike Authority,
     Ser A, RB, FSA Callable
     07/01/09 @ 101
     5.000%, 07/01/22                   3,545         3,083
   Gainesville, Utility Systems,
     Ser A, RB
     5.750%, 10/01/04                   1,000         1,026
   Hillsborough County, Industrial
     Development Authority,
     University Community Hospital,
     RB, MBIA
     6.500%, 08/15/19                     145           157

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
--------------------------------------------------------------------------------
FLORIDA--CONTINUED
   Indian, Trace Community, Community
     Development District, Water
     Management Split Benefit,
     Ser A-1, RB, MBIA Callable
     05/01/05 @ 102
     5.500%, 05/01/07                  $  330        $  335
   Jacksonville, Excise Tax, Ser B, RB,
     AMT, FGIC Callable
     10/01/01 @ 101
     5.200%, 10/01/04                   1,500         1,499
   Jacksonville, Sales Tax Authority,
     River City Renaissance Project,
     RB, FGIC
     6.000%, 10/01/04                   2,430         2,517
   Keys, Aqueduct Authority, RB,
     AMBAC Prerefunded @ 101(F)
     6.750%, 09/01/01                     170           176
   Lakeland, Electric & Water Authority,
     First Lien, Ser B, RB, FSA
     6.550%, 10/01/05                   2,590         2,753
   Lakeland, Electric & Water Authority,
     First Lien, Ser C, RB, FSA
     6.050%, 10/01/07                   1,000         1,050
   Lee County, Industrial Development
     Authority, Bonita Springs Utilities
     Project, RB, AMT, MBIA Callable
     11/01/06 @ 101
     5.750%, 11/01/10                   1,480         1,498
   Lee County, Water & Sewer
     Authority, Ser A, RB, AMBAC
     Callable 10/01/09 @ 101
     4.750%, 10/01/19                   1,720         1,460
   Miami, Parking Facilities Authority,
     RB, MBIA
     5.250%, 10/01/15                   1,000           959
   Miami-Dade County, Educational
      Authority, Ser A, RB, AMBAC
     Callable 04/01/10 @ 101
     5.500%, 04/01/19                   1,405         1,346
   North Broward, Hospital District,
     RB, ETM, MBIA
     5.950%, 01/01/01                   1,000         1,008
   Orange County, Health Facilities
     Authority, Ser A, RB, ETM, MBIA
     6.250%, 10/01/07                   2,120         2,245
   Orlando, Aviation Authority, Airport
     Facilities, RB, AMT, FGIC
     5.250%, 10/01/13                     725           692
     5.500%, 10/01/17                   1,810         1,755
   Orlando, Aviation Authority, Airport
     Facilities, Ser A, RB, AMT, AMBAC
     Callable 10/01/03 @ 102
     5.400%, 10/01/06                   1,340         1,344

--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
--------------------------------------------------------------------------------
FLORIDA--CONTINUED
   Orlando, Utilities Commission
     Water & Sewer Authority,
     Sub-Ser D, RB
     6.750%, 10/01/17                  $5,385       $ 5,991
   Osceola County, School Board
     Certificates Authority, Ser A,
     COP, AMBAC
     6.250%, 06/01/01                   1,080         1,097
   Palm Beach County, Acquisitions
     Program Authority, Ser B, GO
     Callable 08/01/09 @101
     5.375%, 08/01/15                   1,000           968
   Palm Beach County, Apartment
     System Authority, RB, MBIA
     Callable 10/01/01 @ 102
     7.625%, 10/01/04                   1,410         1,482
   Palm Beach County, Solid Waste
     Authority, Ser A, RB, ETM, AMBAC
     6.000%, 10/01/09                     300           315
   Pensacola, Airport Authority,
     Ser A, RB, AMT, MBIA
     6.250%, 10/01/09                     505           532
   Pensacola, Airport Authority,
     Ser A, RB, AMT, MBIA
     Callable 10/01/08 @ 102
     6.000%, 10/01/12                   1,075         1,102
   Pinellas County, Health Facilities
     Authority, Morton Plant Health
     Systems Project, RB, MBIA
     Callable 11/15/03 @ 102
     5.500%, 11/15/08                   1,500         1,506
   Plant City, Utility System, RB, MBIA
     6.000%, 10/01/15                     400           418
   Polk County, Utility System,
     RB, ETM, FGIC
     6.000%, 10/01/08                   2,250         2,329
   Reedy Creek, Improvement District,
     Ser 1991-1, RB, MBIA
     Prerefunded  @ 101(F)
     6.250%, 10/01/01                     405           416
   South Broward, Hospital District
     Authority, RB, AMBAC Callable
     05/01/03 @ 102
     7.500%, 05/01/08                   1,000         1,078
   Sunrise, Utility System Authority,
     RB, AMBAC Callable
     10/01/18 @ 100
     5.000%, 10/01/28                   1,500         1,292
   Tallahassee, Energy Systems
     Authority, Ser A, RB, FSA
     Callable 10/01/08 @ 101
     5.000%, 10/01/28                   5,040         4,286

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC FIXED INCOME FUNDS  MAY 31, 2000



FLORIDA TAX-EXEMPT BOND FUND--CONCLUDED
--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
--------------------------------------------------------------------------------
FLORIDA--CONTINUED
   Tampa, Allegany Health Systems
     Authority, St Mary's Hospital,
     RB, ETM, MBIA Callable
     12/01/03 @ 102
     5.000%, 12/01/12                  $7,280       $ 6,960
   Tampa, Guaranteed Entitlement, RB,
     AMBAC Callable 10/01/01 @ 102
     7.050%, 10/01/07                   1,000         1,045
   Tampa, Special Utility, TA, AMBAC
     Callable 10/01/01 @ 102
     6.900%, 10/01/09                   1,500         1,564
   Tampa, Sports Authority, Local
     Option Sales Tax, Stadium Project,
     RB, MBIA Callable 01/01/07 @ 101
     5.250%, 01/01/27                   3,000         2,688
                                                   --------
                                                     84,037
                                                   --------
PUERTO RICO (9.7%)
   Commonwealth, Aqueduct & Sewer
     Authority, RB, MBIA
     6.250%, 07/01/12                   1,000         1,076
   Commonwealth, Electric Power
     Authority, Ser S, RB
     5.500%, 07/01/00                     200           200
   Commonwealth, Electric Power
     Authority, Ser X, RB
     Prerefunded @ 102 (F)
     6.125%, 07/01/05                     240           258
   Commonwealth, Highway &
     Transportation Authority,
     Ser Z, RB, MBIA
     6.250%, 07/01/14                   3,000         3,228
   Commonwealth, Municipal Financing
     Agency, Ser A, GO, FSA
     Callable 08/01/09 @ 101
     5.500%, 08/01/23                   2,340         2,231
   Commonwealth, Public Buildings
     Authority, Government Facilities,
     Ser A, RB, AMBAC
     6.250%, 07/01/13                   1,000         1,077
     6.250%, 07/01/14                     750           807
   Commonwealth, Public
     Improvements, GO, MBIA
     Callable 07/01/07 @ 100
     5.375%, 07/01/25                   1,500         1,390
                                                   --------
                                                     10,267
                                                   --------
Total Municipal Bonds
     (Cost $96,770)                                  94,304
                                                   --------
--------------------------------------------------------------------------------

                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
CASH EQUIVALENTS (8.6%)
   AIM Management Institutional
     Tax Free Fund                  4,512,541      $  4,513
   SEI Institutional Tax Free Fund  4,576,465         4,576
                                                   --------
Total Cash Equivalents
     (Cost $9,089)                                    9,089
                                                   --------
Total Investments (97.8%)
   (Cost $105,859)                                  103,393
                                                   --------
OTHER ASSETS AND LIABILITIES, NET (2.2%)              2,313
                                                   --------
NET ASSETS:
Fund shares of Trust Shares (unlimited
   authorization -- no par value) based
   on 9,244,819 outstanding shares of
   beneficial interest                               97,121
Fund shares of Investor Shares (unlimited
   authorization -- no par value) based
   on 285,455 outstanding shares of
   beneficial interest                                2,838
Fund shares of Flex Shares (unlimited
   authorization -- no par value) based
   on 970,788 outstanding shares of
   beneficial interest                               10,500
Distributions in excess of net
   investment income                                     (5)
Accumulated net realized loss
   on investments                                    (2,282)
Net unrealized depreciation
   on investments                                    (2,466)
                                                   --------
Total Net Assets (100.0%)                          $105,706
                                                   ========
Net Asset Value and Redemption
   Price Per Share -- Trust Shares                  $ 10.06
                                                   ========
Net Asset Value and Redemption
   Price Per Share -- Investor Shares               $ 10.07
                                                   ========
Maximum Offering Price Per Share --
   Investor Shares ($10.07 / 96.25%)                $ 10.46
                                                   ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Flex Shares (1)               $ 10.09
                                                   ========

(1) THE FLEX SHARES HAVE A CONTINGENT SALES CHARGE. FOR A DESCRIPTION OF A POSSIBLE SALES CHARGE, SEE NOTES TO THE FINANCIAL STATEMENTS.

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 56.

--------------------------------------------------------------------------------


GEORGIA TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS (93.5%)
GEORGIA (93.5%)
   Albany-Dougherty County, State
     Hospital Authority, Ser B, RB,
     AMBAC Prerefunded @ 102 (F)
     7.500%, 09/01/00                  $  255        $  262
   Athens, Water & Sewer
     Authority, RB, ETM
     5.700%, 07/01/00                     165           165
   Atlanta, Airport Facilities
     Authority, RB, AMBAC
     6.000%, 01/01/03                   1,000         1,021
     6.000%, 01/01/04                     500           514
     6.500%, 01/01/06                   1,000         1,058
   Atlanta, Water & Sewer
     Authority, RB, ETM
     6.000%, 01/01/11                   1,000         1,044
   Augusta, Water & Sewer
     Authority, RB Prerefunded
     @ 102 (F)
     6.200%, 05/01/02                     130           135
   Bibb County, GO
     7.000%, 01/01/04                     985         1,043
   Brunswick, Water & Sewer
     Authority, RB, MBIA
     6.100%, 10/01/14                   1,000         1,051
   Carroll County, Water Authority,
     RB, AMBAC Callable
     07/01/09 @ 102
     5.000%, 07/01/10                     720           693
   Catoosa, Utility District Authority,
     RB, MBIA Callable
     04/01/09 @ 102
     5.000%, 04/01/12                     710           670
   Cherokee County, School System, GO
     5.000%, 02/01/12                   1,690         1,611
     5.000%, 02/01/13                   1,370         1,297
   Clarke County, Hospital Authority,
     Athens Regional Medical Center
     Project, RB, MBIA
     5.375%, 01/01/07                   1,425         1,431
   Clayton County, Water & Sewer
     Authority, RB, AMBAC Callable
     05/01/06 @ 102
     5.350%, 05/01/09                     800           800
   Cobb County, Water & Sewer
     Authority, RB Callable
     07/01/04 @102
     5.125%, 07/01/06                   1,000           998
   Cobb-Marietta County, Coliseum
     & Expo Project, RB, MBIA
     5.500%, 10/01/12                     940           939
--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
--------------------------------------------------------------------------------
GEORGIA--CONTINUED
   Cobb-Marietta County, Water
     Authority, RB
     5.000%, 11/01/03                 $ 1,255       $ 1,252
     5.100%, 11/01/04                   1,000         1,000
   Columbia County, Courthouse/
     Detention Center Projects, GO
     Callable 02/01/08 @ 102
     5.000%, 02/01/10                     720           690
   Dalton, Utilities Authority, RB, MBIA
     6.000%, 01/01/08                   3,240         3,380
   Dalton-Whitfield County, Hospital
     Authority, RB Prerefunded
      @ 102 (F)
     7.000%, 07/01/00                     355           363
   DeKalb County, Development
     Authority, Emory University
     Project, Ser A, RB
     5.375%, 11/01/05                   1,650         1,669
   DeKalb County, Development
     Authority, Emory University
     Project, Ser A, RB Callable
     11/01/05 @ 101
     5.200%, 11/01/08                     500           498
   DeKalb County, School District,
     Ser A, GO
     6.250%, 07/01/11                   1,500         1,609
   Douglasville - Douglas County,
     Water & Sewer Authority, RB,
     AMBAC
     5.625%, 06/01/15                   1,370         1,381
   Fayette County, School District,
     GO, ETM
     6.250%, 03/01/07                     450           474
   Fayette County, Water Authority,
     Ser 1985-A, RB, ETM, MBIA
     Callable 10/01/00 @ 100
     8.550%, 10/01/01                     300           314
   Forsyth County, Water & Sewer
     Authority, RB
     5.000%, 04/01/04                   1,000           996
   Forsyth County, Water & Sewer
     Authority, RB, Callable
     04/01/08 @ 101
     5.000%, 04/01/09                   1,000           971
   Forsyth County, School District,
     GO Callable 02/01/10 @ 102
     5.750%, 02/01/11                   3,000         3,062
     6.000%, 02/01/15                   1,000         1,024
   Forsyth County, School District, GO
     6.400%, 07/01/05                     750           790
     6.500%, 07/01/06                   1,000         1,064

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC FIXED INCOME FUNDS  MAY 31, 2000



GEORGIA TAX-EXEMPT BOND FUND--CONCLUDED
--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
--------------------------------------------------------------------------------
GEORGIA--CONTINUED
   Forsyth County, School District,
     GO, MBIA Prerefunded  @ 102 (F)
     5.350%, 07/01/05                  $  780        $  800
   Fulton County, Hospital Authority,
     Northside Hospital Project, Ser B,
     RB, MBIA Prerefunded @ 102 (F)
     6.600%, 10/01/02                   2,000         2,104
   Fulton County, School District, GO
     5.250%, 01/01/12                   1,000           981
     6.375%, 05/01/17                     500           538
   Fulton County, Water & Sewer
     Authority, RB, ETM, FGIC
     6.375%, 01/01/14                   1,000         1,075
   Georgia State, Ser A, GO
     6.250%, 04/01/11                   1,000         1,074
   Georgia State, Ser C, GO
     6.500%, 04/01/08                   1,000         1,077
     6.250%, 08/01/08                   1,360         1,447
     6.250%, 08/01/13                     650           699
     6.250%, 08/01/13                   1,000         1,075
   Georgia State, Ser D, GO
     6.700%, 08/01/10                   2,250         2,484
   Georgia State, Housing & Financial
     Authority, Single-Family Mortgage,
     Sub-Ser B-1, RB Callable
     06/01/05 @ 102
     5.550%, 12/01/07                     550           550
   Georgia State, Housing & Financial
     Authority, Single-Family Mortgage,
     Sub-Ser B-1, RB, FHA
     Callable 06/01/06 @ 102
     5.550%, 12/01/10                     325           324
     5.600%, 12/01/11                     450           448
   Georgia State, Housing & Financial
     Authority, Single-Family Mortgage,
     Sub-Ser C-1, RB Callable
     12/01/07 @ 101.50
     5.550%, 12/01/16                     500           481
   Georgia State, Municipal Electric
     Authority, RB, ETM Callable
     06/22/00 @ 100
     8.000%, 01/01/15                   1,900         2,320
   Gwinnett County, Recreation
     Authority, RB
     5.800%, 02/01/06                     785           808
     5.875%, 02/01/07                     500           517
   Gwinnett County, School District,
     Ser B, GO
     6.400%, 02/01/06                     500           529
     6.400%, 02/01/07                   1,500         1,594
   Hall County, School District,
     Ser B, GO
     6.300%, 12/01/05                     675           710
--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
--------------------------------------------------------------------------------
GEORGIA--CONTINUED
   Henry County, Henry Medical
     Center Project, RB, AMBAC
     Prerefunded @ 102 (F)
     5.500%, 07/01/07                 $ 1,640       $ 1,683
   Henry County, Henry Medical
     Center Project, RB, AMBAC
     Callable 07/01/07 @ 102
     5.500%, 07/01/08                     545           550
   Henry County, School District,
     Ser A, GO
     6.150%, 08/01/06                     150           157
     6.300%, 08/01/08                     300           319
     6.450%, 08/01/11                     500           537
   Henry County, School District,
     Ser A, GO, MBIA
     5.500%, 08/01/01                     350           353
   Henry County, Water & Sewer
     Authority, RB, AMBAC
     6.150%, 02/01/20                   2,250         2,339
   Houston County, School District,
     Intergovernmental Contract,
     COP, MBIA Prerefunded  @ 102 (F)
     6.000%, 03/01/04                   2,000         2,094
   Jackson County, School District,
     GO Callable 07/01/08 @ 101
     5.000%, 07/01/10                   1,020           982
   Medical Center Hospital Authority,
     Columbus Regional Health Care
     System, RB, MBIA
     Prerefunded @ 102 (F)
     6.000%, 08/01/05                   1,340         1,410
   Meriwether County, School District,
     GO, FSA
     7.000%, 02/01/06                     740           802
   Metropolitan Atlanta, Rapid
     Transportation Authority,
     Ser A, RB, MBIA
     6.250%, 07/01/07                     500           528
   Metropolitan Atlanta, Rapid
     Transportation Authority, Ser N, RB
     6.000%, 07/01/07                   1,000         1,035
   Metropolitan Atlanta, Rapid
     Transportation Authority,
     Ser P, RB, AMBAC
     6.250%, 07/01/08                   1,000         1,060
   Milledgeville, Water & Sewer
     Authority, RB, FSA
     6.000%, 12/01/16                   1,000         1,032
     6.000%, 12/01/21                   1,000         1,013

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
--------------------------------------------------------------------------------
GEORGIA--CONTINUED
   Newton County, Hospital Authority,
     Newton Health Systems Project,
     RB, AMBAC Callable
     02/01/10 @ 101
     5.750%, 02/01/11                  $  780        $  787
5.750%, 02/01/12                          825           828
   Paulding County, School District,
     GO, MBIA
     6.000%, 02/01/10                   1,000         1,043
   Paulding County, School District,
     Ser A, GO
     6.625%, 02/01/07                   1,000         1,073
     6.625%, 02/01/08                     525           566
   Private Colleges & Universities,
     Agnes Scott College Project, RB,
     MBIA Callable 06/01/09 @ 101
     5.250%, 06/01/10                   1,360         1,344
   Private Colleges & Universities,
     Emory University Project, Ser A,
     RB, Callable 11/01/07 @ 101
     5.000%, 11/01/10                   1,000           962
   Private Colleges & Universities,
     Mercer University Project, RB,
     ETM, MBIA
     6.400%, 11/01/11                   1,675         1,816
   Private Colleges & Universities,
     Mercer University Project, Ser A,
     RB Callable 10/01/09 @ 101
     5.250%, 10/01/13                   1,000           915
   Rome, Water & Sewer Authority,
     RB, AMBAC
     5.250%, 01/01/09                     775           769
   Savannah, Water & Sewer Authority,
     RB, ETM Callable 12/01/00
     6.450%, 12/01/04                   1,000         1,054
   Upper Oconee, Basin Water
     Authority, RB, FGIC Callable
     07/01/08 @ 102
     5.000%, 07/01/12                     500           469
   Vidalia, Water & Sewer Authority,
     RB, ETM Callable 07/01/00 @ 101
     6.000%, 07/01/07                     605           632
   Walker, Dade & Catoosa Counties,
     Hutchinson Medical, Ser A, RB,
     FSA Callable 10/01/07 @ 102
     5.500%, 10/01/08                   1,370         1,374
                                                   --------
                                                     86,430
                                                   --------
Total Municipal Bonds
     (Cost $89,672)                                  86,430
                                                   --------
--------------------------------------------------------------------------------

                                     SHARES       VALUE (000)
--------------------------------------------------------------------------------
CASH EQUIVALENTS (5.1%)
   AIM Management Institutional
     Tax Free Portfolio             2,010,202      $  2,010
   SEI Institutional Tax Free Fund  2,682,922         2,683
                                                   --------
Total Cash Equivalents
     (Cost $4,693)                                    4,693
                                                   --------
Total Investments (98.6%)
   (Cost $94,365)                                    91,123
                                                   --------
OTHER ASSETS AND LIABILITIES, NET (1.4%)              1,322
                                                   --------
NET ASSETS:
Fund shares of Trust Shares (unlimited
   authorization -- no par value) based
   on 8,544,266 outstanding shares of
   beneficial interest                               84,551
Fund shares of Investor Shares (unlimited
   authorization -- no par value) based
   on 258,359 outstanding shares of
   beneficial interest                                2,529
Fund shares of Flex Shares (unlimited
   authorization -- no par value) based
   on 928,499 outstanding shares of
   beneficial interest                                9,444
Distributions in excess of net
   investment income                                     (1)
Accumulated net realized loss on
   investments                                         (836)
Net unrealized depreciation on investments           (3,242)
                                                   --------
Total Net Assets (100.0%)                           $92,445
                                                   ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Trust Shares                   $ 9.50
                                                   ========
Net Asset Value and Redemption
   Price Per Share -- Investor Shares                $ 9.51
                                                   ========
Maximum Offering Price Per Share --
   Investor Shares ($9.51 / 96.25%)                  $ 9.88
                                                   ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Flex Shares (1)                $ 9.51
                                                   ========

(1) THE FLEX SHARES HAVE A CONTINGENT SALES CHARGE. FOR A DESCRIPTION OF A POSSIBLE SALES CHARGE, SEE NOTES TO THE FINANCIAL STATEMENTS.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 56.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC FIXED INCOME FUNDS  MAY 31, 2000

HIGH INCOME FUND
--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATION (47.2%)
   U.S. Treasury Bill
     5.866%, 09/07/00                  $1,475        $1,452
                                                     ------
Total U.S. Treasury Obligation
     (Cost $1,452)                                    1,452
                                                     ------
CORPORATE BONDS (49.4%)
INDUSTRIAL (34.1%)
   Canandaigua Brands
     Callable 03/01/04 @ 104.25
     8.500%, 03/01/09                     100            91
   Echostar DBS
     Callable 02/01/04 @ 104.689
     9.375%, 02/01/09                     100            94
   Finlay Fine Jewelry
     Callable 05/01/03 @ 104.188
     8.375%, 05/01/08                     100            89
   Hollywood Park, Ser B
     Callable 08/01/02 @ 104.75
     9.500%, 08/01/07                     100            99
   Lyondell Chemical
     9.625%, 05/01/07                     100            97
   NBTY, Ser B
     Callable 09/15/02 @ 104.313
     8.625%, 09/15/07                     100            87
   Playtex Family Products
     Callable 08/16/00 @ 103
     9.000%, 12/15/03                     100            96
   Polaroid
     11.500%, 02/15/06                    100           101
   Primedia Callable 04/01/03 @ 103.813
     7.625%, 04/01/08                     100            89
   R&B Falcon
     9.500%, 12/15/08                     100            98
   Waste Management
     6.625%, 07/15/02                     115           108
                                                     ------
                                                      1,049
                                                     ------
TELEPHONE (6.2%)
   Nextel Communications
     Callable 11/15/04 @ 104.688
     9.375%, 11/15/09                     100            94
   Rural Cellular
     Callable 05/15/03 @ 104.813
     9.625%, 05/15/08                     100            97
                                                     ------
                                                        191
                                                     ------
--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
--------------------------------------------------------------------------------
TRANSPORTATION (NON-RAIL--9.1%)
   Continental Airlines
     8.000%, 12/15/05                    $100        $   89
   Greyhound Lines
     Callable 04/15/02 @ 105.75
     11.500%, 04/15/07                    290           191
                                                     ------
                                                        280
                                                     ------
Total Corporate Bonds
     (Cost $1,682)                                    1,520
                                                     ------
REPURCHASE AGREEMENT (4.1%)
   JP Morgan
     6.250%, dated 05/31/00, matures
     06/01/00, repurchase price
     $124,620 (collateralized by a
     U.S. Treasury Note: total market
     value $127,124) (G)                  125        $  125
                                                     ------
Total Repurchase Agreement
     (Cost $125)                                        125
                                                     ------
Total Investments (100.7%)
   (Cost $3,259)                                      3,097
                                                     ------
OTHER ASSETS AND LIABILITIES, NET (-0.7%)               (22)
                                                     ------
NET ASSETS:
Fund shares of Flex Shares (unlimited
   authorization -- no par value) based
   on 390,031 outstanding shares of
   beneficial interest                                4,006
Accumulated net realized loss on
   investments                                         (769)
Net unrealized depreciation on investments             (162)
                                                     ------
Total Net Assets (100.0%)                            $3,075
                                                     ======
Net Asset Value, Offering and Redemption
   Price Per Share -- Flex Shares (1)                $ 7.88
                                                     ======

(1) THE FLEX SHARES HAVE A CONTINGENT SALES CHARGE. FOR A DESCRIPTION OF A POSSIBLE SALES CHARGE, SEE NOTES TO THE FINANCIAL STATEMENTS.



  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 56.

--------------------------------------------------------------------------------


INVESTMENT GRADE BOND FUND
--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS (26.3%)
   U.S. Treasury Bonds
     7.500%, 11/15/16                 $56,050      $ 61,986
     8.750%, 08/15/20                  77,250        97,405
   U.S. Treasury Notes
     6.500%, 08/31/01                  88,000        87,708
     6.500%, 02/15/10                  26,350        26,728
                                                   --------
Total U.S. Treasury Obligations
     (Cost $269,854)                                273,827
                                                   --------
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS (10.2%)
   FHLMC
     7.375%, 05/15/03                  51,250        51,266
     5.750%, 03/15/09                  16,375        14,512
   FNMA
     7.125%, 01/15/30                  41,900        40,719
                                                   --------
Total U.S. Agency Mortgage-Backed
     Obligations
     (Cost $107,560)                                106,497
                                                   --------
CORPORATE OBLIGATIONS (48.4%)
BANKS (4.1%)
   Wachovia
     5.625%, 12/15/08                  13,150        11,145
   Washington Mutual
     8.600%, 02/01/02                  18,000        18,113
     7.500%, 08/15/06                  13,525        12,984
                                                   --------
                                                     42,242
                                                   --------
FINANCE (19.7%)
   Aristar
     7.250%, 06/15/06                  26,800        25,594
   Associates
     6.250%, 11/01/08                  24,500        21,621
   Countrywide Home Loan
     6.850%, 06/15/04                  17,750        16,796
   Countrywide Home Loan,
     MTN, Ser F
     6.510%, 02/11/05                  23,300        21,378
   Donaldson Lufkin Jenrette, MTN
     6.150%, 05/04/04                   8,400         7,854
   Finova Capital
     7.250%, 11/08/04                  13,400        11,189
     7.250%, 07/12/06                  21,500        17,227
   Finova Capital, MTN, Ser E
     7.300%, 09/22/03                  28,850        24,919
   Household Finance
     7.200%, 07/15/06                  21,000        19,845
   Morgan Stanley Dean Witter
     MTN, Ser C
     7.375%, 04/15/03                  20,000        19,772
   Paine Webber Group, MTN, Ser C
     6.020%, 04/22/02                  20,250        19,465
                                                   --------
                                                    205,660
                                                   --------
--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
--------------------------------------------------------------------------------
INDUSTRIAL (11.4%)
   Avon Products
     7.150%, 11/15/09                 $ 8,650      $  8,055
   Cooper Tire & Rubber
     7.750%, 12/15/09                  22,700        21,494
   Dillards
     6.430%, 08/01/04                  24,550        21,082
   Florida Power & Light
     5.875%, 04/01/09                  30,500        27,031
   Marriot International, Ser C
     7.875%, 09/15/09                  24,600        23,585
   Philip Morris
     7.500%, 04/01/04                   8,700         8,352
   Times Mirror
     7.450%, 10/15/09                   9,500         9,144
                                                   --------
                                                    118,743
                                                   --------
LIFE/HEALTH INSURANCE (13.2%)
   Aon
     6.900%, 07/01/04                  35,000        33,687
   Conseco
     8.750%, 02/09/04                  41,600        28,496
     6.800%, 06/15/05                  22,700        14,982
     6.400%, 06/15/11                   8,800         6,600
   Provident
     7.000%, 07/15/18                  30,600        23,753
   Reliastar Financial
     8.000%, 10/30/06                  14,600        14,454
     6.500%, 11/15/08                  16,750        15,263
                                                   --------
                                                    137,235
                                                   --------
Total Corporate Obligations
     (Cost $563,100)                                503,880
                                                   --------
ASSET-BACKED OBLIGATION (3.6%)
   Commercial, Series 1999-1, Cl A2
     6.455%, 06/15/08                  41,750        37,998
                                                   --------
Total Asset-Backed Obligation
     (Cost $38,627)                                  37,998
                                                   --------
REPURCHASE AGREEMENTS (15.9%)
   Greenwich
     6.330%, dated 05/31/00, matures
     06/01/00, repurchase price
     $114,786,061 (collateralized by U.S.
     Treasury Note: total market
     value $117,062,258) (G)          114,766       114,766

STATEMENT OF NET ASSETS/SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
STI CLASSIC FIXED INCOME FUNDS  MAY 31, 2000



INVESTMENT GRADE BONDFUND--CONCLUDED
--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS--CONTINUED
   Warburg Dillion
     6.330%, dated 05/31/00, matures
     06/01/00, repurchase price
     $30,811,734 (collateralized by U.S.
     Treasury Notes: total market
     value $31,425,526) (G)          $ 30,806     $  30,806
   Salomon Smith Barney
     6.330%, dated 05/31/00, matures
     06/01/00, repurchase price
     $20,005,261 (collateralized by U.S.
     Treasury STRIPS: total market
     value $20,427,914) (G)            20,002        20,002
                                                 ----------
Total Repurchase Agreements
     (Cost $165,574)                                165,574
                                                 ----------
Total Investments (104.4%)
   (Cost $1,144,715)                              1,087,776
                                                 ----------
SECURITIES PURCHASED PAYABLE  (-5.9%)               (61,806)
                                                 ----------
OTHER ASSETS AND LIABILITIES, NET (1.5%)             15,235
                                                 ----------
NET ASSETS:
Fund shares of Trust Shares (unlimited
   authorization -- no par value) based
   on 104,192,073 outstanding shares of
   beneficial interest                            1,093,168
Fund shares of Investor Shares (unlimited
   authorization -- no par value) based
   on 2,353,329 outstanding shares of
   beneficial interest                               25,310
Fund shares of Flex Shares (unlimited
   authorization -- no par value) based
   on 2,091,237 outstanding shares of
   beneficial interest                               22,416
Distributions in excess of net
   investment income                                     (3)
Accumulated net realized loss
   on investments                                   (42,747)
Net unrealized depreciation on investments          (56,939)
                                                 ----------
Total Net Assets (100.0%)                        $1,041,205
                                                 ==========

--------------------------------------------------------------------------------

                                                  VALUE (000)
--------------------------------------------------------------------------------
Net Asset Value and Redemption
   Price Per Share -- Trust Shares               $     9.58
                                                 ==========
Net Asset Value and Redemption
   Price Per Share -- Investor Shares            $     9.58
                                                 ==========
Maximum Offering Price Per Share --
   Investor Shares ($9.58 / 96.25%)              $     9.95
                                                 ==========
Net Asset Value, Offering and Redemption
   Price Per Share -- Flex Shares (1)            $     9.59
                                                 ==========

(1) THE FLEX SHARES HAVE A CONTINGENT SALES CHARGE. FOR A DESCRIPTION OF A POSSIBLE SALES CHARGE,SEE NOTES TO THE FINANCIAL STATEMENTS.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 56.

--------------------------------------------------------------------------------


INVESTMENT GRADE TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS (98.9%)
ALABAMA (2.1%)
   Birmingham, Ser A, GO Callable
     04/01/08 @ 102
     5.000%, 04/01/19                 $ 2,000       $ 1,753
   Huntsville, Ser B, GO
     4.000%, 11/01/01                   1,410         1,389
                                                    -------
                                                      3,142
                                                    -------
ARIZONA (9.5%)
   Arizona State, Highway
     Transportation  Board, RB
     Callable 07/01/09 @ 100
     6.125%, 07/01/14                   6,020         6,240
   Maricopa County, Community
     College Project, Ser C, GO
     5.250%, 07/01/01                   5,000         5,030
   Maricopa County, Unified School
     District, GO, FGIC Callable
     07/01/01 @ 101
     6.400%, 07/01/10                   3,050         3,123
                                                    -------
                                                     14,393
                                                    -------
CALIFORNIA (1.4%)
   Orange County, Loma Ridge/Data
     Center Project, COP, AMBAC
     Callable 12/01/00 @ 101.5
     6.000%, 06/01/21                   2,075         2,147
                                                    -------
DISTRICT OF COLUMBIA (1.3%)
   District of Columbia, American
     College Obstetricians, RB,
     AMBAC Prerefunded @ 102 (F)
     6.500%, 08/15/01                   1,930         2,005
                                                    -------
FLORIDA (7.1%)
   Florida State, Department of
     Transportation, Right of Way,
     GO Prerefunded @101 (F)
     5.800%, 07/01/05                   1,400         1,454
   Orange County, Health Facilities
     Authority, Ser A, RB, MBIA
     6.250%, 10/01/12                   1,170         1,241
   Tampa, Occupational License Tax,
     Ser A, RB, FGIC (C)
     3.850%, 10/01/18                   4,500         4,500
   Tampa, Sports Authority, Local
     Option Sales Tax-Stadium Project,
     RB, MBIA Callable 01/01/07 @ 101
     5.250%, 01/01/27                   4,000         3,584
                                                    -------
                                                     10,779
                                                    -------
--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
--------------------------------------------------------------------------------
GEORGIA (1.4%)
   Georgia, Municipal Electric Power
     Authority, Ser Y, RB, MBIA
     6.500%, 01/01/17                 $ 1,985       $ 2,147
                                                    -------
ILLINOIS (8.8%)
   Chicago, School Finance Authority,
     Ser A, GO, FGIC Callable
     6/01/02 @102
     6.250%, 06/01/09                   6,000         6,217
   Cook County, Ser A, GO, FGIC
     Callable 11/15/08 @ 101
     5.000%, 11/15/15                   2,000         1,798
   Illinois State, Health Facilities
     Authority, Trinity Medical Center,
     RB, FSA Prerefunded @ 102 (F)
     7.000%, 07/01/02                   5,000         5,280
                                                    -------
                                                     13,295
                                                    -------
IOWA (1.4%)
   Des Moines, Public Parking System,
     Ser A, RB, FGIC Callable
     06/01/10 @ 100
     6.375%, 06/01/18                   2,005         2,076
                                                    -------
KENTUCKY (5.1%)
   Kentucky State, Economic
     Development Finance Authority,
     Health Alliance Project,
     Ser C, RB, MBIA (C)
     3.950%, 01/01/22                   7,800         7,800
                                                    -------
MARYLAND (2.4%)
   Washington, Suburban Sanitation
     District, 2nd Ser, GO Callable
     01/01/02 @ 102
     6.400%, 01/01/08                   3,500         3,625
                                                    -------
MASSACHUSETTS (0.8%)
   Boston,  Finance Housing Authority,
     City Hospital Project, Ser A, RB
     Callable 08/15/00 @ 102
     7.650%, 02/15/10                   1,260         1,293
                                                    -------
MICHIGAN (5.7%)
   Detroit, Sewer Disposal, Ser B, RB,
     MBIA (C)
     3.950%, 07/01/23                   5,500         5,500
   Michigan State, Building Authority,
     Ser II, RB Callable 10/01/01 @ 102
     6.750%, 10/01/11                   2,950         3,067
                                                    -------
                                                      8,567
                                                    -------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
STI CLASSIC FIXED INCOME FUNDS  MAY 31, 2000



INVESTMENT GRADE TAX-EXEMPT BOND FUND--CONCLUDED
--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
--------------------------------------------------------------------------------
MISSOURI (6.6%)
   Missouri State, Third Street Building
     Project, Ser A, GO Callable
     08/01/03 @102
     4.900%, 08/01/05                 $ 8,500       $ 8,426
   Missouri State, Health &
     Educational Facilities Authority,
     SSM Health Care Projects,
     Ser B, RB, ETM, MBIA Callable
     06/26/00 @ 102
     7.000%, 06/01/05                   1,500         1,533
                                                    -------
                                                      9,959
                                                    -------
NEW JERSEY (4.9%)
   New Jersey State, Transportation
     System, Ser A, RB
     5.625%, 06/15/13                   1,000         1,007
     5.750%, 06/15/15                   1,250         1,262
   New Jersey State, Transportation
     System, Ser A, RB, FSA Callable
     06/15/08 @ 100
     5.000%, 06/15/18                   1,000           892
   New Jersey State, Turnpike
     Authority, Ser C, RB, FSA
     6.500%, 01/01/16                   1,000         1,085
   New Jersey State, Turnpike
     Authority, Ser C, RB, MBIA
     6.500%, 01/01/16                   3,000         3,255
                                                    -------
                                                      7,501
                                                    -------
NEW YORK (8.4%)
   Metropolitan Transportation
     Authority, Service Contract,
     Ser Q, RB, MBIA Callable
     07/01/07 @ 101
     5.250%, 07/01/14                   3,345         3,182
   New York State, Dormitory
     Authority, City University
     System, Ser A, RB, FSA
     5.750%, 07/01/13                   1,250         1,275
   New York State, Dormitory
     Authority, City University
     System, 3rd Ser, RB, FGIC
     Callable 07/01/08 @101
     5.000%, 07/01/18                   1,750         1,557
   New York State, Dormitory
     Authority, City University
     System, 2nd Ser, RB, FSA
     5.750%, 07/01/18                   3,175         3,178
   Triborough Bridge & Tunnel
     Authority, Ser V, RB, FGIC
     Callable 01/01/01 @ 102
     6.875%, 01/01/05                   3,500         3,609
                                                    -------
                                                     12,801
                                                    -------
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
--------------------------------------------------------------------------------
NORTH CAROLINA (0.7%)
   North Carolina State, Medical
     Care Community Hospital, Mercy
     Hospital Project, RB, ETM
     Callable 08/01/02 @ 102
     6.500%, 08/01/15                 $ 1,000       $ 1,047
                                                    -------
OHIO (1.1%)
   Cleveland, City School District,
     Ser A, GO, FGIC Callable
     12/01/02 @ 102
     5.875%, 12/01/11                   1,650         1,678
                                                    -------
SOUTH DAKOTA (4.6%)
   South Dakota State, Health &
     Educational Facility Authority,
     St. Lukes Midland Regional
     Medical, RB, MBIA Callable
     07/01/01 @ 102
     6.625%, 07/01/11                   6,675         6,906
                                                    -------
TENNESSEE (2.7%)
   Metropolitan Nashville, Airport
     Authority, Ser C, RB, FGIC
     Callable 07/01/01 @ 102
     6.600%, 07/01/15                   3,900         4,039
                                                    -------
TEXAS (19.4%)
   Dallas, GO Callable 02/15/08 @ 100
     5.000%, 02/15/13                   4,500         4,175
   Ennis, Independent School District,
     GO Callable 08/15/10 @ 40.4318 (A)
     0.000%, 08/15/24                   3,265           682
   Harris County, Toll Road, Sub Lien,
     RB, FGIC
     6.000%, 08/01/14                  10,000        10,193
   Houston, Independent School
     District, Ser A, GO Callable
     02/15/09 @ 100
     5.000%, 02/15/24                   4,000         3,403
   Irving, Independent School District,
     GO Callable 02/15/07 @ 100
     5.000%, 02/15/21                   2,500         2,171
   McAllen, Independent School
     District, GO Callable
     10/01/09 @100
     5.250%, 04/01/16                   1,600         1,502
     5.250%, 04/01/17                   1,695         1,577
     5.250%, 04/01/18                   1,795         1,654
   University of Texas, Ser B, RB
     Callable 08/15/01 @ 102
     6.750%, 08/15/13                   1,475         1,533

--------------------------------------------------------------------------------
                                     SHARES/FACE
                                    AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------
TEXAS--CONTINUED
   Waxahachie, Independent School
     District, GO Callable 08/15/10
     @ 39.372 (A)
     0.000%, 08/15/24                 $ 6,385      $  1,288
   Waxahachie, Independent School
     District, GO Callable
     08/15/10 @ 45.084 (A)
     0.000%, 08/15/22                   5,000         1,157
                                                   --------
                                                     29,335
                                                   --------
VERMONT (1.4%)
   Burlington, Electric Authority,
     Ser A, RB, MBIA Callable
     07/01/02 @102
     6.250%, 07/01/14                   2,000         2,061
                                                   --------
VIRGINIA (0.2%)
   Virginia State, Public Building
     Authority, RB Callable
     08/01/10 @100
     5.750%, 08/01/20                     250           245
                                                   --------
WASHINGTON (1.9%)
   Clark County, Public Utility District,
     RB, AMBAC Callable
     01/01/03 @ 102
     5.100%, 01/01/08                   3,000         2,929
                                                   --------
Total Municipal Bonds
     (Cost $150,636)                                149,770
                                                   --------
CASH EQUIVALENTS (9.8%)
   AIM Management Institutional
     Tax Free Portfolio             7,381,127         7,381
   SEI Institutional Tax Free Fund  7,461,934         7,462
                                                   --------
Total Cash Equivalents
     (Cost $14,843)                                  14,843
                                                   --------
Total Investments (108.7%)
   (Cost $165,479)                                  164,613
                                                   --------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 56.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC FIXED INCOME FUNDS  MAY 31, 2000



LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND
--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATION (15.5%)
   U.S. Treasury Note
     6.500%, 08/31/01                 $20,000      $ 19,934
                                                   --------
Total U.S. Treasury Obligation
     (Cost $19,920)                                  19,934
                                                   --------
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS (67.5%)
   FHLMC
     8.000%, 12/01/02                     664           664
   FHLMC REMIC, Ser 1614, Cl H
     6.000%, 06/15/20                   4,550         4,495
   FHLMC REMIC, Ser 1624, Cl KC
     6.000%, 06/15/08                  11,084        10,576
   FHLMC REMIC, Ser 1666, Cl E
     6.000%, 12/15/19                   5,000         4,909
   FHLMC REMIC, Ser 29, Cl Q
     7.500%, 06/25/20                  15,000        14,952
   FNMA
     6.500%, 06/01/13                   8,334         7,912
     6.000%, 09/01/13                   9,691         9,024
     5.500%, 06/01/14                  18,783        17,081
     8.500%, 04/01/17                     414           418
   FNMA REMIC, Ser 206, Cl G
     6.000%, 04/25/19                  11,000        10,793
   FNMA REMIC, Ser 223, Cl PH
     6.050%, 10/25/22                   5,375         5,125
   GNMA
     9.000%, 11/15/17                     566           589
                                                   --------
Total U.S. Agency Mortgage-Backed
     Obligations
     (Cost $89,158)                                  86,538
                                                   --------
REPURCHASE AGREEMENT (17.0%)
   Morgan Stanley Dean Witter
     6.450%, dated 05/31/00, matures
     06/01/00, repurchase price
     $21,795 (collateralized by
     FNMA obligation: total market
     value $22,675) (G)                21,791        21,791
                                                   --------
Total Repurchase Agreement
     (Cost $21,791)                                  21,791
                                                   --------
Total Investments (100.0%)
   (Cost $130,869)                                  128,263
                                                   --------
OTHER ASSETS AND LIABILITIES, NET (0.0%)                 (8)
                                                   --------
--------------------------------------------------------------------------------

                                                  VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Fund shares of Trust Shares (unlimited
   authorization -- no par value) based
   on 13,035,532 outstanding shares of
   beneficial interest                             $131,248
Fund shares of Investor Shares (unlimited
   authorization -- no par value) based
   on 124,256 outstanding shares of
   beneficial interest                                1,281
Fund shares of Flex Shares (unlimited
   authorization -- no par value) based
   on 177,386 outstanding shares of
   beneficial interest                                1,817
Distributions in excess of net investment
   income                                                (7)
Accumulated net realized loss on
   investments                                       (3,478)
Net unrealized depreciation on investments           (2,606)
                                                   --------
Total Net Assets (100.0%)                          $128,255
                                                   ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Trust Shares                 $   9.62
                                                   ========
Net Asset Value and Redemption
   Price Per Share -- Investor Shares              $   9.60
                                                   ========
Maximum Offering Price Per Share --
   Investor Shares ($9.60 / 97.50%)                $   9.85
                                                   ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Flex Shares (1)              $   9.62
                                                   ========

(1) THE FLEX SHARES HAVE A CONTINGENT SALES CHARGE. FOR A DESCRIPTION OF A POSSIBLE SALES CHARGE, SEE NOTES TO THE FINANCIAL STATEMENTS.



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 56.

--------------------------------------------------------------------------------



MARYLAND MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS (94.9%)
MARYLAND (81.2%)
   Anne Arundel County, GO
     Callable 02/01/08 @ 101
     5.125%, 02/01/24                  $  750        $  666
   Baltimore County, Consolidated
     Public Improvement, GO
     Callable 06/01/06 @ 101
     5.500%, 06/01/16                     250           246
   Baltimore County, Consolidated
     Public Improvement, GO
     Callable 07/01/08 @101
     4.750%, 07/01/09                     500           475
   Baltimore, Emergency
     Telecommunication Facilities,
     Ser A, COP, AMBAC Callable
     10/01/07 @ 102
     5.000%, 10/01/17                     400           364
   Baltimore, Pollution Control
     Authority, General Motors
     Project, RB
     5.350%, 04/01/08                     250           251
   Calvert County, Economic
     Development Authority,
     Asbury-Solomons Project, RB,
     MBIA Callable 01/01/08 @ 102
     5.000%, 01/01/17                     250           226
   Calvert County, Pollution Control
     Authority, Baltimore Gas &
     Electric Project, RB Callable
     07/15/04 @ 102
     5.550%, 07/15/14                     250           246
   Carroll County, Consolidated
     Public Improvement, GO
     Callable 12/01/06 @ 101
     5.125%, 12/01/14                     500           475
   Maryland State, Aviation
     Administration Facilities, COP,
     AMT Callable 05/01/09 @101
     4.750%, 05/01/13                   1,500         1,341
   Maryland State, GO (C)
     4.380%, 08/01/12                     700           700
   Maryland State, Community
     Development Administration,
     Ser B, RB, AMT, FHA Callable
     03/01/07 @ 101.50
     5.875%, 09/01/25                     500           475
   Maryland State, Community
     Development Administration,
     Ser D, RB, AMT Callable
     03/01/09 @ 101
     5.250%, 09/01/19                   1,000           893

--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
--------------------------------------------------------------------------------
 MARYLAND--CONTINUED
   Maryland State, Community
     Development Administration,
     Ser E, RB, FHA Callable
     09/01/09 @ 100
     5.700%, 09/01/17                  $1,000        $  960
   Maryland State, Community
     Development Administration,
     Ser F, RB, AMT Callable
     09/01/09 @ 100
     5.900%, 09/01/19                   1,000           951
   Maryland State, Community
     Development Administration,
     Single-Family Housing, 1st Ser,
     RB Callable 04/01/07 @ 101.50
     5.600%, 04/01/18                     375           355
   Maryland State, Community
     Development Administration,
     Single-Family Program, 2nd Ser,
     RB Callable 04/01/09 @ 101
     5.000%, 04/01/17                   1,000           884
   Maryland State, Economic
     Development Authority,
     Chesapeake Bay Foundation,
     RB (C) (E)
     4.350%, 11/01/23                     500           500
   Maryland State, Health & Higher
     Educational Facilities Authority,
     Anne Arundel Medical Center
     Project, RB, FSA Callable
     7/01/08 @ 101
     5.125%, 07/01/28                   1,250         1,089
   Maryland State, Health & Higher
     Educational Facilities Authority,
     Broadmead Project, RB Callable
     07/01/07 @ 102
     5.500%, 07/01/17                     300           265
   Maryland State, Health & Higher
     Educational Facilities Authority,
     Calvert Memorial Hospital Project,
     RB Callable 07/01/08 @ 102
     5.000%, 07/01/13                     400           349
   Maryland State, Health & Higher
     Educational Facilities Authority,
     Catholic Health Initiatives, Ser A,
     RB Callable 06/01/10 @ 101
     6.000%, 12/01/24                     250           243
   Maryland State, Health & Higher
     Educational Facilities Authority,
     Greater  Baltimore Medical
     Center, RB
     4.350%, 07/01/25                   1,000         1,000

--------------------------------------------------------------------------------



STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC FIXED INCOME FUNDS  MAY 31, 2000



MARYLAND MUNICIPAL BOND FUND--CONCLUDED
--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
--------------------------------------------------------------------------------
MARYLAND--CONTINUED
   Maryland State, Health & Higher
     Educational Facilities Authority,
     Johns Hopkins Health System
     Project, RB, AMBAC Callable
     07/01/07 @ 102
     5.250%, 07/01/17                  $  350        $  326
   Maryland State, Health & Higher
     Educational Facilities Authority,
     Loyola College Project, RB
     Callable 10/01/09 @ 101
     5.250%, 10/01/29                   1,250         1,101
   Maryland State, Health & Higher
     Educational Facilities Authority,
     Loyola College Project, Ser A,
     RB, MBIA Callable 10/01/06 @ 102
     5.500%, 10/01/16                     250           242
   Maryland State, Health & Higher
     Educational Facilities Authority,
     Pickersgill Project, Ser A, RB
     Callable 01/01/07 @ 102
     6.000%, 01/01/15                     350           333
   Maryland State, Health & Higher
     Educational Facilities Authority,
     University of Maryland Medical
     Systems Project, Ser A, RB, FGIC
     Prerefunded @ 100 (F)
     6.500%, 07/01/01                     200           204
   Maryland State, Health & Higher
     Educational Facilities Authority,
     Upper Chesapeake Hospital
     Project, Ser A, RB, FSA Callable
     01/01/08 @ 101
     5.125%, 01/01/33                   1,250         1,078
   Maryland State, Industrial
     Development Financing Authority,
     Holy Cross Health System, RB
     Callable 12/01/03 @ 102
     5.500%, 12/01/15                     100            96
   Maryland State, State & Local
     Facilities Loan, First Ser, GO
     Callable 02/15/06 @ 101.50
     4.700%, 02/15/10                     300           281
   Maryland State, State & Local
     Facilities Loan, Third Ser, GO
     5.500%, 10/15/04                     500           510
   Maryland State, Stadium Authority,
     Sports Facility Project, RB, AMBAC
     Callable 03/01/06 @ 101
     5.800%, 03/01/26                     250           243
   Maryland State, Transportation
     Authority, RB, ETM
     6.800%, 07/01/16                     120           132
--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
--------------------------------------------------------------------------------
MARYLAND--CONTINUED
   Montgomery County, Economic
     Development Authority, Genomic
     Research Facility, RB (C) (E)
     Callable 06/02/00 @ 100
     4.400%, 03/01/09                  $  700        $  700
   Montgomery County, Housing
     Opportunity, Kensington Park
     Project, RB, MBIA
     3.950%, 07/01/28                   1,600         1,600
   Montgomery County, Housing
     Opportunity, The Grande Project
     Issue I, RB, AMT (C)
     3.950%, 06/01/30                   1,300         1,300
   Montgomery County, Human
     Services Headquarters Project, RB
     5.400%, 08/01/06                     200           203
   Montgomery County, Pollution
     Control Authority, Potomac
     Electric Power Project, RB, MBIA
     Callable 02/15/04 @ 102
     5.375%, 02/15/24                   1,700         1,556
   Montgomery County, Pollution
     Control Authority, Potomac
     Electric Power Project, RB
     Callable 02/15/04 @ 102
     5.375%, 02/15/24                     100            90
   Montgomery County, Consolidated
     Public Improvement, Ser A, GO
     5.800%, 07/01/07                     500           519
   Northeast Maryland, Waste Disposal
     Authority, Montgomery County
     Resource Project, RB Callable
     07/01/03 @ 102
     6.200%, 07/01/10                     275           278
   Prince Georges County, Consolidated
     Public Improvements, Ser A, GO,
     MBIA Callable 03/01/02 @ 102
     5.625%, 09/01/04                     250           255
   Queen Annes County, Public
     Facilities, GO, FGIC
     5.125%, 11/15/06                     350           350
   Saint Mary's County, Public
     Facilities, GO, AMBAC Callable
     11/01/03 @ 102
     5.500%, 11/01/07                     150           152
   Saint Mary's County, Consolidated
     Public Improvements, GO, MBIA
     4.500%, 09/01/00                     500           500
   University of Maryland, Ser A, RB
     Callable 04/01/08 @ 100
     5.000%, 04/01/19                     500           446

--------------------------------------------------------------------------------
                                     SHARES/FACE
                                    AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------
MARYLAND--CONTINUED
   University of Maryland, Ser A, RB
     5.000%, 04/01/05                  $  400       $   398
   University of Maryland, Ser A, RB
     Callable 04/01/06 @ 101
     5.500%, 04/01/08                     100           101
   Washington County, Consolidated
     Public Improvement, GO, FGIC
     Callable 01/01/03 @ 102
     5.250%, 01/01/07                     100           100
   Washington County, Suburban
     Sanitation District, GO Callable
     06/01/06 @ 100
     5.600%, 06/01/19                     250           243
                                                    -------
                                                     26,291
                                                    -------
Puerto Rico (13.7%)
   Puerto Rico Commonwealth,
     Highway & Transportation
     Authority, Ser Y, RB Callable
     07/01/06 @ 101.50
     5.500%, 07/01/26                   1,700         1,576
   Puerto Rico Commonwealth,
     Housing, Bank & Finance Agency,
     Affordable Housing Mortgage
     Porfolio, Ser I, RB, AMT, GNMA
     Callable  04/01/05 @ 102
     6.250%, 04/01/29                     660           650
   Puerto Rico Commonwealth, Medical
     & Environmental Control Facilities,
     San Lucas & Cristo Project, Ser A,
     RB Callable 06/01/09 @ 101
     5.750%, 06/01/29                     740           604
   Puerto Rico Commonwealth, Public
     Finance, Ser PA 502, RB (C)
     3.900%, 06/01/19                   1,600         1,600
                                                    -------
                                                      4,430
                                                    -------
Total Municipal Bonds
     (Cost $32,457)                                  30,721
                                                    -------
Cash Equivalents (5.0%)
   AIM Tax Free Institutional Cash
     Reserve                          808,589           809
   Federated Maryland
     Municipal Cash Trust             808,236           808
                                                    -------
Total Cash Equivalents
     (Cost $1,617)                                    1,617
                                                    -------
Total Investments (99.9%)
   (Cost $34,074)                                    32,338
                                                    -------
Other Assets and Liabilities, Net (0.1%)                 50
                                                    -------

--------------------------------------------------------------------------------

                                                  VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Fund shares of Trust Shares (unlimited
   authorization -- no par value) based
   on 2,767,603 outstanding shares of
   beneficial interest                              $27,677
Fund shares of Flex Shares (unlimited
   authorization -- no par value) based
   on 655,599 outstanding shares of
   beneficial interest                                6,738
Distributions in excess of net investment
   income                                               (35)
Accumulated net realized loss
   on investments                                      (256)
Net unrealized depreciation on investments           (1,736)
                                                    -------
Total Net Assets (100.0%)                           $32,388
                                                    =======
Net Asset Value and Redemption
   Price Per Share-- Trust Shares                   $  9.46
                                                    =======
Net Asset Value, Offering and Redemption
   Price Per Share -- Flex Shares (1)               $  9.48
                                                    =======

(1) THE FLEX SHARES HAVE A CONTINGENT SALES CHARGE. FOR A DESCRIPTION OF A POSSIBLE SALES CHARGE, SEE NOTES TO THE FINANCIAL STATEMENTS.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 56.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC FIXED INCOME FUNDS  MAY 31, 2000



SHORT-TERM BOND FUND
--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
--------------------------------------------------------------------------------

U.S. TREASURY OBLIGATIONS (18.9%)
   U.S. Treasury Notes
     5.000%, 04/30/01                 $11,000      $ 10,833
     5.250%, 05/31/01                   1,500         1,478
     6.500%, 08/31/01                   7,000         6,977
     5.625%, 09/30/01                   1,000           985
     6.375%, 09/30/01                   6,000         5,969
     6.250%, 10/31/01                   1,750         1,738
     7.500%, 11/15/01                   2,500         2,524
     6.250%, 06/30/02                   1,250         1,237
     6.000%, 07/31/02                   2,000         1,970
   U.S. Treasury STRIPS
     0.000%, 08/15/03                   1,250         1,013
                                                   --------
Total U.S. Treasury Obligations
     (Cost $35,373)                                  34,724
                                                   --------
U.S. GOVERNMENT AGENCY OBLIGATION (0.5%)
   FFCB
     7.125%, 06/01/01                   1,000           999
                                                   --------
    Total U.S. Government Agency
     Obligation
     (Cost $1,001)                                      999
                                                   --------
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS (7.4%)
   FHLMC
     6.500%, 12/01/00                     660           655
     6.000%, 07/01/06                   8,422         7,900
   FNMA
     7.000%, 01/01/27                   1,531         1,453
   FNMA REMIC, Ser 1996-30, Cl PC
     7.000%, 11/25/20                   2,600         2,559
   GNMA
     8.000%, 11/15/09                   1,071         1,081
                                                   --------
Total U.S. Agency Mortgage-Backed
     Obligations
     (Cost $14,155)                                  13,648
                                                   --------
CORPORATE OBLIGATIONS (63.4%)
BANKS (2.4%)
   Banc One
     6.400%, 08/01/02                   3,000         2,921
   Key Bank
     5.800%, 04/01/04                   1,675         1,562
                                                   --------
                                                      4,483
                                                   --------
FINANCE (26.0%)
   American General
     6.250%, 03/15/03                   1,100         1,057
   American General Finance
     5.900%, 01/15/03                   2,000         1,908
   Associates, Ser H, MTN
     7.080%, 04/15/03                   1,500         1,470
--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
--------------------------------------------------------------------------------
FINANCE--CONTINUED
   CIT Group Holdings, MTN
     6.500%, 06/14/02                 $ 3,000       $ 2,918
   Commercial Credit
     6.375%, 09/15/02                   2,500         2,434
   Diageo Capital PLC
     6.625%, 06/24/04                   2,500         2,406
   Daimler Chrysler NA Holdings,
     Ser B, MTN
     6.460%, 12/01/01                   2,500         2,454
   Ford Capital
     10.125%, 11/15/00                  2,000         2,024
   Ford Motor Credit
     6.000%, 01/14/03                   3,500         3,356
   General Electric Capital, Ser A, MTN
     6.330%, 09/17/01                   3,000         2,963
   General Motors Acceptance
     5.950%, 03/14/03                   1,000           955
   Household Finance
     8.000%, 05/09/05                   2,500         2,475
   Household Finance, MTN
     7.080%, 06/03/02                   2,500         2,459
   International Lease Finance,
     Ser J, MTN
     5.500%, 09/29/03                   2,000         1,873
   Merrill Lynch, Ser B, MTN
     5.640%, 01/27/03                   3,750         3,563
   Morgan Stanley Dean Witter,
     Ser C, MTN
     5.625%, 04/12/02                   1,750         1,689
   PNC Funding
     6.950%, 09/01/02                   3,000         2,955
   Salomon Smith Barney Holdings
     6.750%, 02/15/03                   3,000         2,921
   Transamerica Finance, Ser F, MTN
     6.800%, 12/14/01                   3,000         2,954
   US West Capital Funding
     6.875%, 08/15/01                   3,000         2,973
                                                   --------
                                                     47,807
                                                   --------
INDUSTRIAL (21.7%)
   American Home Products
     7.900%, 02/15/05                   2,000         2,015
   Clark Equipment
     9.750%, 03/01/01                   1,750         1,774
   Computer Associates
     International, Ser B
     6.375%, 04/15/05                   2,300         2,105
   Conoco
     5.900%, 04/15/04                   1,150         1,084
   Cox Communications
     7.000%, 08/15/01                   3,000         2,966
   Daimler Chrysler NA Holdings
   7.400%, 01/20/05                     2,000         1,965
42

--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
--------------------------------------------------------------------------------
Industrial--continued
   Dayton Hudson (C)
     5.950%, 06/15/00                  $  500      $    499
   Eastman Kodak, Ser A, MTN
     6.500%, 08/15/01                   4,000         3,945
   General Foods
     Callable 08/16/00 @ 100
     6.000%, 06/15/01                     500           488
   Hasbro
     7.950%, 03/15/03                   3,000         2,982
   Nabisco
     6.800%, 09/01/01                   1,500         1,457
   Norfolk Southern
     7.875%, 02/15/04                   1,500         1,494
   Philip Morris
     7.500%, 01/15/02                     500           493
   Procter & Gamble
     5.250%, 09/15/03                   3,000         2,828
   Raytheon
     6.450%, 08/15/02                   2,900         2,828
   Safeway Stores
     7.000%, 09/15/02                   3,000         2,944
   TCI Communications
     6.375%, 05/01/03                   2,250         2,168
   TRW
     6.500%, 06/01/02                   3,000         2,910
   TRW, Ser A, MTN
     9.000%, 02/09/01                   1,000         1,005
   Tyco International Group SA(C)
     6.250%, 06/15/03                   2,000         1,885
                                                   --------
                                                     39,835
                                                   --------
UTILITIES (13.3%)
   Alabama Power
     7.850%, 05/15/03                   3,250         3,245
   Baltimore Gas and Electric
     6.125%, 07/01/03                   1,750         1,682
   Northern States Power
     6.125%, 12/01/05                   5,000         4,644
   Pacific Gas and Electric, Ser 93-E
     5.875%, 10/01/05                   3,500         3,203
   Philadelphia Electric
     7.125%, 09/01/02                   2,000         1,975
   Scottish Power PLC, Ser H, MTN
     6.750%, 07/15/04                   2,500         2,393
   Southern New England Telephone,
     Ser C, MTN
     6.125%, 12/15/03                   3,000         2,861
   Sprint Capital
     5.700%, 11/15/03                   2,000         1,875
   Vodaphone Airtouch PLC (B)
     6.698%, 12/19/01                   2,500         2,497
                                                   --------
                                                     24,375
                                                   --------
Total Corporate Obligations
     (Cost $119,792)                                116,500
                                                   --------

--------------------------------------------------------------------------------
                                     SHARES/FACE
                                    AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------
REGIONAL GOVERNMENT AGENCY (1.4%)
   Province of Quebec
     8.800%, 04/15/03                 $ 2,500       $ 2,584
                                                   --------
Total Regional Government Agency
     (Cost $2,655)                                    2,584
                                                   --------
ASSET-BACKED OBLIGATIONS (6.6%)
   CoreStates Home Equity Trust,
     Ser 1994-1, Cl A
     6.650%, 05/15/09                     455           449
   Discover Card Master Trust I,
     Ser 1998-4, Cl A
     5.750%, 10/16/03                   1,990         1,960
   Discover Card Master Trust I,
     Ser 1999-2, Cl A
     5.900%, 10/15/04                   3,000         2,918
   EQCC Home Equity Loan Trust,
     Ser 1994-1, Cl A
     5.800%, 03/15/09                     386           373
   Equivantage Home Equity Loan
     Trust, Ser 1996-1, Cl A
     6.550%, 10/25/25                     452           440
   Metris Master Trust,
     Ser 1997-1, Cl A
     6.870%, 10/20/05                   2,000         1,980
   Premier Auto Trust,
     Ser 1998-5, Cl A-4
     5.190%, 04/08/03                   3,500         3,373
   Spiegel Master Trust,
     Ser 1995-A, Cl A
     7.500%, 09/15/04                     333           334
   Union Acceptance,
     Ser 2000-A, Cl A1
     5.993%, 02/08/01                     337           337
                                                   --------
Total Asset-Backed Obligations
     (Cost $12,412)                                  12,164
                                                   --------
CASH EQUIVALENTS (0.6%)
   AIM Liquid Assets Portfolio        968,315           968
   SEI Daily Income Trust Prime
     Obligation Fund                   54,190            54
                                                   --------
Total Cash Equivalents
     (Cost $1,022)                                    1,022
                                                   --------
Total Investments (98.8%)
   (Cost $186,410)                                  181,641
                                                   --------
OTHER ASSETS AND LIABILITIES, NET (1.2%)              2,272
                                                   --------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC FIXED INCOME FUNDS  MAY 31, 2000



SHORT-TERM BOND FUND--CONCLUDED
--------------------------------------------------------------------------------

                                                  VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Fund shares of Trust Shares (unlimited
   authorization -- no par value) based
   on 18,701,923 outstanding shares of
   beneficial interest                             $189,921
Fund shares of Investor Shares (unlimited
   authorization -- no par value) based
   on 149,580 outstanding shares of
   beneficial interest                                1,506
Fund shares of Flex Shares (unlimited
   authorization -- no par value) based
   on 213,649 outstanding shares of
   beneficial interest                                2,159
Distributions in excess of net investment
   income                                                (4)
Accumulated net realized loss
   on investments                                    (4,900)
Net unrealized depreciation on investments           (4,769)
                                                   --------
Total Net Assets (100.0%)                          $183,913
                                                   ========
Net Asset Value and Redemption
   Price Per Share -- Trust Shares                 $   9.65
                                                   ========
Net Asset Value and Redemption
   Price Per Share -- Investor Shares              $   9.67
                                                   ========
Maximum Offering Price Per Share --
   Investor Shares ($9.67 / 98.00%)                $   9.87
                                                   ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Flex Shares (1)              $   9.67
                                                   ========

(1) THE FLEX SHARES HAVE A CONTINGENT SALES CHARGE. FOR A DESCRIPTION OF A POSSIBLE SALES CHARGE, SEE NOTES TO THE FINANCIAL STATEMENTS.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 56.

SHORT-TERM U.S. TREASURY SECURITIES FUND
--------------------------------------------------------------------------------
                                    SHARES/FACE
                                    AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------

U.S. TREASURY OBLIGATIONS (97.0%)
   U. S. Treasury Bills
     6.081%, 08/17/00                 $ 5,000       $ 4,942
     5.605%, 10/12/00                   6,000         5,872
   U.S. Treasury Notes
     5.750%, 10/31/00                   2,000         1,995
     5.375%, 02/15/01                  12,800        12,681
     4.875%, 03/31/01                   4,000         3,940
     6.375%, 03/31/01                  11,500        11,464
     6.250%, 10/31/01                   3,000         2,979
     7.500%, 11/15/01                   7,500         7,573
     6.250%, 01/31/02                   4,500         4,463
     6.625%, 03/31/02                  10,500        10,471
     6.250%, 06/30/02                   2,000         1,980
     5.875%, 09/30/02                   4,500         4,417
     5.500%, 03/31/03                   5,000         4,845
                                                    -------
Total U.S. Treasury Obligations
     (Cost $78,450)                                  77,622
                                                    -------
CASH EQUIVALENT (2.4%)
   SEI Daily Income Trust Treasury
     II Fund                        1,903,850         1,904
                                                    -------
Total Cash Equivalent
     (Cost $1,904)                                    1,904
                                                    -------
Total Investments (99.4%)
   (Cost $80,354)                                    79,526
                                                    -------
Other Assets and Liabilities, Net (0.6%)                501
                                                    -------
Net Assets:
Fund shares of Trust Shares (unlimited
   authorization -- no par value) based
   on 7,368,421 outstanding shares of
   beneficial interest                               73,271
Fund shares of Investor Shares (unlimited
   authorization -- no par value) based
   on 209,753 outstanding shares of
   beneficial interest                                2,137
Fund shares of Flex Shares (unlimited
   authorization -- no par value) based
   on 548,512 outstanding shares of
   beneficial interest                                5,484
Distributions in excess of net
   investment income                                    (21)
Accumulated net realized loss
   on investments                                       (16)
Net unrealized depreciation on investments             (828)
                                                    -------
Total Net Assets (100.0%)                           $80,027
                                                    =======

--------------------------------------------------------------------------------

                                                     VALUE
--------------------------------------------------------------------------------

Net Asset Value, Offering and Redemption
   Price Per Share -- Trust Shares                  $  9.85
                                                    =======
Net Asset Value and Redemption
   Price Per Share-- Investor Shares                $  9.85
                                                    =======
Maximum Offering Price Per Share --
   Investor Shares ($9.85 / 99.00%)                 $  9.95
                                                    =======
Net Asset Value, Offering and Redemption
   Price Per Share -- Flex Shares (1)               $  9.83
                                                    =======

(1) THE FLEX SHARES HAVE A CONTINGENT SALES CHARGE. FOR A DESCRIPTION OF A POSSIBLE SALES CHARGE, SEE NOTES TO THE FINANCIAL STATEMENTS.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 56.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC FIXED INCOME FUNDS  MAY 31, 2000



U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS (12.8%)
   U.S. Treasury Bonds
     7.250%, 05/15/16                 $ 1,000       $ 1,080
     7.625%, 02/15/25                     400           463
     6.125%, 11/15/27                   2,220         2,171
     5.250%, 11/15/28                   2,350         2,038
   U.S. Treasury Notes
     6.250%, 04/30/01                     510           508
     8.000%, 05/15/01                      90            91
     6.625%, 06/30/01                     580           579
     7.500%, 05/15/02                     750           760
     6.250%, 06/30/02                     550           544
     7.250%, 05/15/04                     500           510
     7.875%, 11/15/04                     275           288
     7.500%, 02/15/05                     500           517
     6.500%, 10/15/06                   2,000         1,991
     6.625%, 05/15/07                     550           552
                                                    -------
Total U.S. Treasury Obligations
     (Cost $12,531)                                  12,092
                                                    -------
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS (86.2%)
   FHLMC
     6.000%, 02/01/01                      42            40
     7.000%, 01/01/09                      65            63
     7.000%, 04/01/09                     198           191
     7.000%, 08/01/10                     390           377
     7.000%, 01/01/11                     227           220
     7.000%, 02/01/12                     799           774
     6.500%, 03/01/12                   2,391         2,273
     7.000%, 05/01/12                     472           457
     6.500%, 12/01/12                   1,152         1,095
     7.000%, 06/01/17                   4,699         4,465
   FHLMC REMIC, Ser 2039, Cl PC
     6.000%, 05/15/09                   1,000           945
   FNMA
     6.000%, 11/01/07                     600           565
     7.500%, 06/01/11                     288           283
     7.000%, 09/01/11                     509           493
     7.000%, 05/01/12                     518           501
     7.000%, 06/01/12                     408           395
     7.000%, 07/01/12                     484           468
     6.500%, 06/01/13                   1,414         1,344
     6.500%, 09/01/13                     165           157
     7.000%, 11/01/14                   4,890         4,732
     7.000%, 10/25/16                     482           457
     6.500%, 07/01/18                     875           814
     6.290%, 08/01/18                   1,441         1,340
     6.500%, 08/01/18                     855           791
     6.000%, 12/01/18                   1,844         1,655
     7.000%, 01/01/27                     766           726
     7.500%, 04/01/27                     418           406

--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
--------------------------------------------------------------------------------
FNMA--CONTINUED
     6.000%, 03/01/28                  $  822        $  737
     6.500%, 03/02/28                     780           721
     6.500%, 03/01/29                   3,738         3,458
     6.250%, 05/15/29                  10,000         8,687
   FNMA REMIC, Ser 143, Cl J
     8.750%, 12/25/20                      45            46
   FNMA REMIC, Ser 156, Cl B
     6.500%, 04/25/18                     100            98
   FNMA REMIC, Ser 30, Cl PC
     7.000%, 11/25/20                   2,000         1,969
   FNMA REMIC, Ser 34, Cl VC
     7.500%, 05/01/12                   1,000           979
   FNMA REMIC, Ser 40, Cl VC
     6.500%, 08/25/10                     261           241
   FNMA REMIC, Ser 6, Cl H
     7.000%, 08/18/08                   1,058         1,010
   FNMA REMIC, Ser 63, Cl PC
     6.500%, 03/18/26                   1,140         1,082
   FNMA REMIC, Ser 68, Cl C
     6.500%, 08/18/18                   1,000           969
   FNMA REMIC, Ser 9, Cl H
     6.500%, 11/25/13                   1,337         1,232
   GNMA
     7.500%, 10/20/09                      32            32
     8.000%, 11/15/09                     693           699
     8.250%, 01/15/12                      55            55
     6.000%, 07/15/13                     875           817
     6.000%, 01/15/14                   1,708         1,595
     9.000%, 04/15/17                     163           168
     8.500%, 05/15/17                     561           571
    10.000%, 06/15/19                       2             2
     7.500%, 05/15/22                     194           190
     7.000%, 11/15/22                     310           297
     8.000%, 02/15/23                      14            14
     8.500%, 03/15/23                      30            31
     7.500%, 04/15/23                      84            83
     7.500%, 09/15/23                     605           594
     6.500%, 10/15/23                     739           691
     6.500%, 11/15/23                     994           930
     7.000%, 01/15/24                      92            89
     7.500%, 04/15/24                     492           483
     7.000%, 06/15/24                     571           548
     8.000%, 08/15/24                      36            36
     8.000%, 09/15/24                      11            11
     8.000%, 10/15/24                      18            18
     8.000%, 11/15/24                      14            14
     8.500%, 12/15/24                      32            33
     8.500%, 02/15/25                       5             5
     7.000%, 12/15/25                     308           296
     7.500%, 01/15/26                     332           326
46

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                    SHARES/FACE
                                    AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------
GNMA--CONTINUED
     7.500%, 09/15/26                  $  496        $  487
     7.000%, 03/15/27                     211           203
     7.000%, 04/15/27                     703           674
     7.500%, 07/15/27                     296           291
     7.000%, 09/15/27                      62            60
     7.000%, 10/15/27                     694           667
     7.500%, 10/15/27                      36            35
     7.000%, 11/15/27                     964           925
     7.000%, 12/15/27                     833           799
     7.000%, 01/15/28                   1,121         1,075
     7.500%, 01/15/28                     282           277
     6.500%, 02/15/28                     868           812
     6.500%, 03/15/28                     107           100
     6.500%, 04/15/28                      78            73
     6.500%, 05/20/28                   1,747         1,626
     6.500%, 06/15/28                      38            35
     6.500%, 09/15/28                   2,794         2,614
     6.250%, 10/15/28                   1,866         1,720
     6.500%, 02/15/29                     658           616
     7.500%, 10/15/29                  10,801        10,606
   GNMA REMIC, Ser 6, Cl E
     7.500%, 05/20/23                   1,000           985
   GNMA REMIC, Ser 9, Cl D
     6.500%, 08/20/24                   1,000           897
                                                    -------
Total U.S. Agency Mortgage-Backed
     Obligations
     (Cost $84,961)                                  81,461
                                                    -------
ASSET-BACKED OBLIGATION (0.0%)
   EQCC Home Equity Loan Trust,
     Ser 1, Cl A
     5.800%, 03/15/09                      40            38
                                                    -------
Total Asset-Backed Obligation
     (Cost $40)                                          38
                                                    -------
CASH EQUIVALENT (1.0%)
   AIM Liquid Assets Portfolio        970,967           971
                                                    -------
Total Cash Equivalent
     (Cost $971)                                        971
                                                    -------
Total Investments (100.0%)
   (Cost $98,503)                                    94,562
                                                    -------
OTHER ASSETS AND LIABILITIES, NET (0.0%)                 15
                                                    -------
--------------------------------------------------------------------------------

                                                  VALUE (000)
--------------------------------------------------------------------------------

NET ASSETS:
Fund shares of Trust Shares (unlimited
   authorization -- no par value) based
   on 8,659,920 outstanding shares of
   beneficial interest                              $91,170
Fund shares of Investor Shares (unlimited
   authorization -- no par value) based
   on 142,703 outstanding shares of
   beneficial interest                                1,456
Fund shares of Flex Shares (unlimited
   authorization -- no par value) based
   on 785,689 outstanding shares of
   beneficial interest                                8,432
Undistributed net investment income                       4
Accumulated net realized loss
   on investments                                    (2,544)
Net unrealized depreciation on investments           (3,941)
                                                    -------
Total Net Assets (100.0%)                           $94,577
                                                    =======
Net Asset Value and Redemption
   Price Per Share -- Trust Shares                  $  9.86
                                                    =======
Net Asset Value and Redemption
   Price Per Share -- Investor Shares               $  9.86
                                                    =======
Maximum Offering Price Per Share --
   Investor Shares ($9.86 / 96.25%)                 $ 10.24
                                                    =======
Net Asset Value, Offering and Redemption
   Price Per Share -- Flex Shares (1)               $  9.86
                                                    =======

(1) THE FLEX SHARES HAVE A CONTINGENT SALES CHARGE. FOR A DESCRIPTION OF A POSSIBLE SALES CHARGE, SEE NOTES TO THE FINANCIAL STATEMENTS.

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 56.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC FIXED INCOME FUNDS  MAY 31, 2000



VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS (96.2%)
VIRGINIA (96.2%)
   Alexandria, Consolidated Public
     Improvement, GO
     4.500%, 01/01/15                 $ 2,000      $  1,729
   Alexandria, Redevelopment &
     Housing  Authority, Residential
     Care Facilities, Goodwin House
     Project,  Ser B, RB Callable
     06/02/00 @ 100
     4.450%, 10/01/06                   2,650         2,650
   Arlington County, GO
     5.400%, 08/01/01                   1,000         1,008
   Arlington County, Industrial
     Development Authority,
     Alexandria/Arlington Project,
     Ser A, RB, FSA
     5.250%, 01/01/05                   4,000         4,011
   Arlington County, Industrial
     Development Authority,
     Alexandria/Arlington Waste
     Project, Ser B, RB, AMT, FSA
     Callable 07/01/08 @ 101
     5.375%, 01/01/11                   3,000         2,909
   Arlington County, GO Callable
     10/01/08 @ 101
     5.000%, 10/01/11                   3,220         3,104
   Chesapeake Bay, Bridge & Tunnel
     Authority, General Resolution,
     RB, MBIA Prerefunded @ 102 (F)
     6.375%, 07/01/01                   7,000         7,257
   Chesapeake, GO
     5.400%, 12/01/08                   2,500         2,522
   Chesapeake, Hospital Authority,
     General Hospital Project, RB,
     Callable 07/01/00 @ 102
     8.200%, 07/01/05                   1,000         1,022
   Chesterfield County, Public
     Improvements, Ser A, GO
     Callable 01/01/08 @ 100
     4.700%, 01/01/12                   3,215         2,946
   Danville, Industrial Development
     Authority, Danville Regional
     Medical Center Project,
     RB, AMBAC
     5.250%, 10/01/28                   4,250         3,788
   Dinwiddie County, Industrial
     Development Authority,
     Ser A, RB Callable
     07/03/00 @ 100
     4.750%, 07/15/01                   3,150         3,127

--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
--------------------------------------------------------------------------------
   VIRGINIA--CONTINUED
   Fairfax County, Industrial
     Development Authority, Health
     Care Inova Health System Project,
     RB Callable 08/15/06 @ 102
     5.300%, 08/15/07                 $ 1,500      $  1,475
   Fairfax County, Industrial
     Development Authority, Health
     Care Inova Health System
     Project, Ser A, RB Callable
     02/15/08 @ 101
     5.000%, 08/15/10                   2,890         2,672
   Fairfax County, Public
     Improvement, Ser A, GO
     Callable 06/01/07 @ 102
     4.500%, 06/01/10                   3,000         2,731
   Fairfax County, Ser B, GO
     Prerefunded @ 102 (F)
     5.200%, 06/01/01                   5,000         5,121
   Fairfax County, Sewer Authority,
     RB, AMBAC Callable
     11/15/03 @ 102
     5.500%, 11/15/09                   3,000         3,020
   Fairfax County, Water Authority,
     RB Callable 04/01/07 @ 102
     6.000%, 04/01/22                   5,000         5,016
   Fredericksburg, Industrial
     Development Authority,
     Medicorp Health System, RB,
     AMBAC Callable 06/15/07 @ 102
     5.250%, 06/15/16                   5,000         4,583
   Hanover County, Industrial
     Development Authority, Covenant
     Woods Project, RB Callable
     07/03/00 @ 100 (C) (D) (E)
     4.450%, 07/01/29                   3,000         3,000
   Harrisonburg, Industrial
     Development Authority,
     Rockingham Memorial Hospital
     Project, RB, MBIA Callable
     12/01/02 @ 102
     5.750%, 12/01/13                   3,000         2,994
   Henrico County, Industrial
     Development Authority,
     Educational Facilities, Collegiate
     Schools, RB Callable
     10/15/08 @ 102
     5.000%, 10/15/19                   2,250         1,950
   Henrico County, Industrial
     Development Authority, Bon
     Secours Health System Project,
     RB, FSA
     4.950%, 08/15/03                   1,000           992

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
--------------------------------------------------------------------------------
VIRGINIA--CONTINUED
   Henrico County, Industrial
     Development Authority,
     Governmental Projects, RB
     Callable 06/01/06 @ 102
     5.150%, 06/01/07                 $ 2,500      $  2,485
   Henrico County, Industrial
     Development Authority, Solid
     Waste Facility, Browning Ferris
     Project, RB, AMT
     5.300%, 12/01/11                   1,000           904
   Henrico County, Industrial
     Development Authority,
     Westminster-Canterbury Project,
     RB Callable 10/1/09 @ 101
     5.700%, 10/01/23                   1,610         1,428
   Henrico County, Water & Sewer
     Authority, RB Callable
     05/01/09 @ 102
     4.625%, 05/01/17                   1,900         1,601
   Henry County, GO Callable
     07/15/04 @ 102
     6.000%, 07/15/14                   1,000         1,012
   Loudoun County, Sanitation
     Authority, Water & Sewer, RB,
     FGIC Callable 01/01/03 @ 102
     6.100%, 01/01/04                   1,250         1,290
   Louisa, Industrial Development
     Authority, Virginia Electric &
     Power Project, Ser A, RB, AMT
     5.150%, 04/01/02                   2,500         2,480
   Lynchburg, GO Callable
     04/01/03 @ 102
     5.250%, 04/01/08                   2,000         1,995
   Lynchburg, Industrial Development
     Authority, Centra Health Project,
     RB Callable 01/01/08 @ 101
     5.200%, 01/01/23                     500           419
   Martinsville, GO Callable
     06/19/00 @ 100
     3.600%, 01/15/01                   1,500         1,490
   Medical College, Hospital Authority,
     RB, MBIA Callable 07/01/08 @102
     4.900%, 07/01/12                   1,500         1,381
   Montgomery County, Industrial
     Development Authority, Ser A,
     RB, MBIA Callable 07/03/00 @ 100
     3.850%, 01/15/01                   1,250         1,242
   Newport News, Ser A, GO
     4.000%, 07/01/07                   2,000         1,798
   Norfolk, Ser A, GO
     5.250%, 02/01/01                   2,200         2,209
   Norfolk, GO Callable 06/01/04 @ 101
     5.250%, 06/01/08                   5,000         4,965

--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
--------------------------------------------------------------------------------
VIRGINIA--CONTINUED
   Norfolk, Industrial Development
     Authority, Childrens Hospital
     Kings Group, RB, AMBAC
     6.900%, 06/01/06                 $ 1,000      $  1,075
   Norfolk, Industrial Development
     Authority, Health Care Bon
     Secours Health Project, RB,
     MBIA Callable 08/15/07 @ 102
     5.250%, 08/15/26                   4,200         3,662
   Norfolk, Industrial Development
     Authority, Sentara Hospital
     Project, Ser A, RB Callable
     11/01/04 @ 102
     4.900%, 11/01/07                   2,500         2,398
     5.000%, 11/01/08                   2,500         2,408
   Norfolk, Redevelopment &
     Housing Authority, Educational
     Facilities Revenue, Tidewater
     Community College Campus
     Project, RB Callable 11/01/05 @ 102
     5.800%, 11/01/08                     700           719
   Poquoson, Sewer System, RB
     4.250%, 11/01/00                   3,000         2,993
   Portsmouth, GO Callable
     08/01/03 @ 102
     5.450%, 08/01/07                   2,000         2,014
   Prince William County, Park
     Authority, RB, ETM
     5.800%, 10/15/01                     500           506
   Prince William County, Park
     Authority, RB Prerefunded @ 102 (F)
     6.200%, 10/15/04                     500           527
   Richmond, Metropolitan Expressway
     Authority, Ser A, RB, FGIC
     Callable 07/15/02 @ 102
     5.900%, 07/15/03                   1,500         1,534
   Roanoke, Industrial Development
     Authority, Roanoke Memorial
     Hospital Project, Ser B, RB
     Callable 07/01/02 @ 102
     5.900%, 07/01/06                   2,500         2,530
   Roanoke County, Industrial
     Development Authority, Roanoke
     Memorial Hospital Project,
     Ser C, RB Callable 06/02/00 @ 100
     4.300%, 07/01/19                     200           200
   Roanoke Valley, Resources
     Authority, RB
     5.400%, 09/01/02                   1,450         1,454
   Roanoke Valley, Resources
     Authority, RB Prerefunded @102 (F)
     5.750%, 09/01/02                     500           516

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

STI CLASSIC FIXED INCOME FUNDS  MAY 31, 2000

VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND--CONCLUDED
--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
--------------------------------------------------------------------------------
VIRGINIA--CONTINUED
   Suffolk, GO
     5.200%, 08/01/02                 $ 1,500      $  1,506
   Suffolk, GO Callable 08/01/03 @ 102
     5.600%, 08/01/06                   2,000         2,033
     5.700%, 08/01/07                   2,000         2,036
   University of Virginia, Ser A, RB
     Callable 06/01/08 @ 101
     5.000%, 06/01/24                   4,000         3,449
   Virginia Beach, GO
     5.450%, 07/15/11                   1,000           997
   Virginia Beach, Development
     Authority, Residential & Health
     Care Facility Project, 1st Mortgage,
     Our Lady of Perpetual Hope
     Project, RB Callable 07/01/07 @102
     6.050%, 07/01/20                   1,500         1,336
   Virginia Beach, Development
     Authority, Sentara Bayside
     Hospital Project, RB Prerefunded
     @ 102 (F)
     6.300%, 11/01/01                   1,750         1,818
   Virginia Beach, Development
     Authority, Sentra Health System,
     RB Callable 11/01/08 @ 101
     5.250%, 11/01/11                   1,000           956
   Virginia Beach, Public Improvements,
     GO Prerefunded @ 102 (F)
     5.750%, 11/01/04                   3,500         3,641
   Virginia State, GO
     5.600%, 06/01/02                   4,750         4,814
   Virginia State, College Building
     Authority, 21st Century College
     Program, RB Callable
     08/01/06 @ 102
     5.400%, 08/01/16                   1,000           941
   Virginia State, College Building
     Authority, Public Higher Education
     Financing Program, Ser A, RB
     Callable 09/01/08 @ 100
     4.625%, 09/01/15                   3,080         2,654
   Virginia State, College Building
     Authority, University of Richmond
     Project, RB Callable 11/01/02 @ 102
     6.250%, 11/01/12                   2,000         2,065
   Virginia State, College Building
     Authority, University of
     Richmond Project, RB Callable
     11/01/04 @ 100
     5.550%, 11/01/19                   6,500         6,487
   Virginia State, Education Loan
     Authority, Guaranteed Student
     Loan Program, Ser B, RB, AMT
     5.550%, 09/01/10                   1,800         1,825
--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
--------------------------------------------------------------------------------
VIRGINIA--CONTINUED
   Virginia State, Education Loan
     Authority, Guaranteed Student
     Loan Program, Ser B, RB,
     AMT, ETM
     4.850%, 09/01/01                  $  520      $    520
   Virginia State, Education Loan
     Authority, Guaranteed Student
     Loan Program, Ser D, RB,
     AMT, ETM
     5.600%, 03/01/03                   2,500         2,525
   Virginia State, Housing
     Development Authority,
     Commonwealth Mortgage,
     Sub-Ser B-3, RB Callable
     01/01/06 @ 102
     6.350%, 01/01/15                   3,000         3,036
   Virginia State, Housing
     Development Authority,
     Commonwealth Mortgage,
     Sub-Ser E-1, RB Callable
     07/01/08 @ 101
     4.950%, 01/01/11                   1,250         1,174
   Virginia State, Housing
     Development Authority,
     Multi-Family Housing, Ser E, RB
     Callable 01/01/08 @ 102
     5.350%, 11/01/11                   1,250         1,204
   Virginia State, Housing Development
     Authority, Multi-Family Housing,
     Ser B, RB Callable 07/03/00 @ 102
     7.375%, 05/01/05                   1,000         1,021
   Virginia State, Housing Development
     Authority, Multi-Family Housing,
     Ser I, RB, AMT Callable
     01/01/09 @ 101
     4.875%, 11/01/12                   1,950         1,773
   Virginia State, Housing Development
     Authority, Rental Housing,
     Ser H, RB, AMT Callable
     11/01/09 @ 100
     5.625%, 11/01/18                   3,500         3,281
   Virginia State, Housing Development
     Authority, Single-Family Housing,
     Sub-Ser C-4, RB Callable
     01/01/02 @ 102
     5.550%, 01/01/11                   3,000         2,968
   Virginia State, Housing Development
     Authority, Sub-Ser B-1, RB, AMT
     Callable 07/01/06 @ 102
     6.375%, 07/01/26                   2,500         2,513

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                    SHARES/FACE
                                    AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------
VIRGINIA--CONTINUED
   Virginia State, Housing Development
     Authority, Sub-Ser C-8, RB
     Callable 01/01/02 @ 102
     6.000%, 07/01/06                 $ 2,000       $ 2,025
   Virginia State, Housing
     Development Authority,
     Sub-Ser C-1, RB Callable
     01/01/08 @ 102
     4.850%, 07/01/09                   1,600         1,515
   Virginia State, Polytechnic Institute
     & University, Ser A, RB Callable
     06/01/06 @ 102
     5.350%, 06/01/09                   2,000         1,993
     5.450%, 06/01/13                   2,500         2,448
     5.500%, 06/01/16                   4,435         4,289
Virginia State, Port Authority, RB,
     AMT
     4.400%, 07/01/00                   2,815         2,814
   Virginia State, Public School
     Authority, RB Callable
     01/01/02 @ 102
     6.250%, 01/01/08                   2,000         2,062
   Virginia State, Public School
     Authority, School Financing,
     Ser I, RB
     5.250%, 08/01/09                   5,000         4,960
   Virginia State, Public School
     Authority, Ser B, RB Callable
     07/03/00 @ 101.5
     5.850%, 01/01/02                   1,500         1,520
   Virginia State, Transportation Board,
     Northern Virginia Tranportation
     District, Ser A, RB Callable
     05/15/06 @ 101
     5.125%, 05/15/12                   2,000         1,902
                                                   --------
                                                    200,963
                                                   --------
Total Municipal Bonds
     (Cost $207,345)                                200,963
                                                   --------
CASH EQUIVALENTS (2.6%)
   AIM Tax Free Institutional
     Cash Reserve                   2,758,671         2,759
   Federated Virginia Municipal
     Cash Trust                     2,759,482         2,759
                                                   --------
Total Cash Equivalents
     (Cost $5,518)                                    5,518
                                                   --------
Total Investments (98.8%)
   (Cost $212,863)                                  206,481
                                                   --------
OTHER ASSETS AND LIABILITIES, NET (1.2%)              2,536
                                                   --------
--------------------------------------------------------------------------------

                                                  VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Fund shares of Trust Shares (unlimited
   authorization -- no par value) based
   on 21,099,614 outstanding shares of
   beneficial interest                             $210,191
Fund shares of Investor Shares (unlimited
   authorization -- no par value) based
   on 710,206 outstanding shares of
   beneficial interest                                7,315
Distribution in excess of net investment
   income                                               (42)
Accumulated net realized loss
   on investments                                    (2,065)
Net unrealized depreciation on investments           (6,382)
                                                   --------
Total Net Assets (100.0%)                          $209,017
                                                   ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Trust Shares                 $   9.58
                                                   ========
Net Asset Value and Redemption
   Price Per Share -- Investor Shares              $   9.59
                                                   ========
Maximum Offering Price Per Share --
   Investor Shares ($9.59 / 96.25%)                $   9.96
                                                   ========


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 56.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC FIXED INCOME FUNDS  MAY 31, 2000



VIRGINIA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS (94.7%)
VIRGINIA (93.6%)
   Albemarle County, Industrial
     Development Authority, Martha
     Jefferson Hospital Project, RB
     Callable 10/01/03 @ 102
     5.800%, 10/01/09                  $  500       $   503
   Alexandria, Industrial
     Development Authority,
     Episcopal High School Project,
     RB Callable 01/01/06 @ 102
     5.300%, 01/01/11                     500           490
   Alexandria, Industrial Development
     Authority, Potomac Electric
     Project, Ser A, RB, MBIA Callable
     02/15/04 @ 102
     5.375%, 02/15/24                     400           365
   Alexandria, Redevelopment &
     Housing Authority, Buckingham
     Village Apartments Project, Ser A,
     RB, AMT Callable 01/01/06 @ 102
     6.050%, 07/01/16                     250           249
   Alexandria, Redevelopment &
     Housing Authority, Essex House
     Project, Ser A, RB, AMT Callable
     01/01/08 @ 102
     5.550%, 07/01/28                   1,000           892
   Arlington County, Industrial
     Development Authority, Nature
     Conservancy, Ser A, RB Callable
     07/01/07 @ 102
     5.250%, 07/01/12                     300           290
   Arlington County, GO Callable
     06/01/05 @ 101.50
     5.400%, 06/01/12                     250           249
   Arlington County, Industrial
     Development Authority,
     Alexandria/Arlington Waste
     Project, Ser B, RB, AMT Callable
     07/01/08 @ 101
     5.375%, 01/01/13                   1,000           953
   Brunswick County, Industrial
     Development Authority, RB,
     MBIA Callable 07/01/06 @ 102
     5.700%, 07/01/10                   1,000         1,017
     5.500%, 07/01/17                     400           384
   Chesapeake Bay, Bridge & Tunnel
     Commission, RB, MBIA Callable
     07/01/05 @ 102
     5.000%, 07/01/22                   1,000           865
   Chesterfield County, GO
     Callable 01/15/10
     5.750%, 01/15/15                   1,315         1,328

--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
--------------------------------------------------------------------------------
VIRGINIA--CONTINUED
   Culpeper County,
     4.250%, 09/01/00                 $ 1,325       $ 1,325
   Fairfax County, Industrial
     Development Authority, Fairfax
     Hospital, Ser C, RB (C)
     4.250%, 10/01/25                     500           500
   Fairfax County, Economic
     Development Authority, National
     Wildlife Federation, RB, MBIA
     Callable 09/01/09 @ 101
     5.375%, 09/01/29                   1,000           908
   Fairfax County, Industrial
     Development Authority, Fairfax
     Hospital, Ser A, RB (C)
     3.900%, 10/01/25                     800           800
   Fairfax County, Industrial
     Development Authority, Inova
     Health System Project, RB, FSA
     5.250%, 08/15/19                     500           460
   Fairfax County, Public Improvements,
     Ser A, GO Callable 06/01/03 @ 102
     5.000%, 06/01/07                     500           494
   Fairfax County, Redevelopment &
     Housing Authority, Mott & Gum
     Springs Community Centers, RB
     Callable 06/01/06 @ 102
     5.500%, 06/01/12                     425           415
   Fairfax County, Redevelopment &
     Housing Authority, Paul Spring
     Center Project, Ser A, RB, FHA
     Callable 12/01/06 @ 103
     5.900%, 06/15/17                     250           242
   Fairfax County, Sewer Improvement
     Authority, RB, MBIA  Callable
     07/15/06 @ 102
     5.800%, 07/15/22                   1,000           979
   Fairfax County, Water Authority, RB
     Callable 04/01/07 @ 102
     6.000%, 04/01/22                     315           316
   Fredericksburg, Industrial
     Development Authority, Medicorp
     Health System Obligation, RB,
     AMBAC Callable 06/15/07 @ 102
     5.300%, 06/15/10                     500           488
     5.250%, 06/15/23                     300           265
   Giles County, Industrial Development
     Authority, Hoechst Celanese, RB,
     AMT Callable 05/01/06 @ 102
     6.450%, 05/01/26                     500           472

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
--------------------------------------------------------------------------------
VIRGINIA--CONTINUED
   Greater Richmond, Convention Center
     Authority, Convention Center
     Expansion Project, RB
     Callable 06/15/10 @ 101
     5.900%, 06/15/16                  $  835       $   830
   Greater Richmond, Convention
     Center Hotel, Convention Center
     Expansion Project, RB Callable
     6/15/10 @ 101
     6.125%, 06/15/25                   1,200         1,193
   Hampton, Golf Course Project, RB
     6.000%, 12/01/12                   1,410         1,394
   Henrico County, Economic
     Development Authority, Beth
     Sholom Assisted Living,
     Ser A, RB, GNMA Callable
     07/20/09 @ 102
     5.850%, 07/20/19                     400           387
     5.900%, 07/20/29                     500           477
   Henrico County, Industrial
     Development Authority, Educational
     Facility, Collegiate Schools, RB
     Callable 10/15/08 @ 102
     5.000%, 10/15/19                   1,000           867
   Henrico County, Industrial
     Development Authority,
     Westminster-Canterbury Project,
     RB Callable 10/1/09 @ 101
     5.700%, 10/01/23                   1,000           887
5.700%, 10/01/29                          800           698
   Henry County, Industrial
     Development Authority, Memorial
     Hospital, Martinsville & Henry
     Hospital Project, RB Callable
     01/01/07 @ 101
     6.000%, 01/01/17                     500           492
   James City County, GO, FGIC
     Callable 12/15/05 @ 102
     5.250%, 12/15/14                     250           241
   Loudoun County, Sanitation
     Authority, Water & Sewer Project,
     RB, FGIC Callable 01/01/07 @ 102
     5.125%, 01/01/26                     500           435
   Loudoun County, Public
     Improvement Project, Ser C,
     GO Callable 12/01/09 @ 101
     5.750%, 12/01/19                   1,050         1,035
   Lynchburg, Industrial Development
     Authority, Health Care Facility,
     Centra Health Project, RB
     Callable 01/01/08 @ 101
     5.200%, 01/01/23                     500           419

--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
--------------------------------------------------------------------------------
   VIRGINIA--CONTINUED
   Lynchburg, Public Improvements,
     GO Callable 05/01/06 @ 102
     5.100%, 05/01/11                  $  500       $   484
   Manassas Park, GO, FSA Callable
     04/01/09 @ 101
     5.100%, 04/01/22                     500           442
   Manassas, Ser A, GO Callable
     01/01/08 @ 102
     5.000%, 01/01/18                     500           447
   Newport News, BAN
     4.500%, 06/15/00                   1,500         1,500
   Newport News, Ser A, GO, MBIA
     Callable 07/01/05 @ 102
     5.625%, 07/01/14                   1,500         1,500
   Newport News, Redevelopment &
     Housing Authority, Ser A, RB,
     GNMA Callable 08/20/07 @102
     5.850%, 12/20/30                     500           475
   Norfolk, Water Authority, RB,
     AMBAC Callable 11/01/03 @ 102
     5.625%, 11/01/23                     690           631
   Norfolk, Industrial Development
     Authority, Health Care, Bon
     Secours Health System Project,
     RB, MBIA Callable 08/15/07 @ 102
     5.250%, 08/15/17                     750           686
   Norfork, GO Callable 02/01/03 @ 102
     5.500%, 02/01/13                     475           468
   Portsmouth, GO, FGIC Callable
     08/01/06 @ 101
     5.250%, 08/01/21                     500           453
   Richmond, Public Improvements,
     Ser B, GO, Callable 01/15/01 @ 102
     6.250%, 01/15/18                   1,000         1,028
   Riverside, Regional Jail Authority,
     Correctional Facility Improvements
     Project, RB, MBIA Callable
     07/01/05 @ 102
     5.875%, 07/01/14                   2,000         2,019
   Roanoke County, Industrial
     Development Authority, Roanoke
     Memorial Hospital Project,
     Ser C, RB Callable 06/09/00 @ 100
     4.300%, 07/01/19                     965           965
   Roanoke, Public Improvements, GO
     Callable 08/01/04 @ 102
     5.150%, 08/01/12                     250           240
   Spotsylvania County, GO, FSA
     5.000%, 07/15/14                   1,000           941
   Spotsylvania County, Water & Sewer
     System, RB, MBIA Callable
     06/01/07 @ 102
     5.250%, 06/01/12                     500           484

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC FIXED INCOME FUNDS  MAY 31, 2000



VIRGINIA MUNICIPAL BOND FUND--CONCLUDED
--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
--------------------------------------------------------------------------------
VIRGINIA--CONTINUED
   Spotsylvania County, Water
     & Sewer System Authority, RB,
     MBIA Callable 06/01/07 @ 102
     5.400%, 06/01/27                 $ 1,000       $   915
   Virginia Beach, GO
     5.450%, 07/15/11                     200           199
   Virginia State, Biotechnology
     Research Park Authority, Biotech
     Two Project, RB Callable
     09/01/06 @ 101
     5.250%, 09/01/18                     500           461
   Virginia State, College Building
     Authority, Educational Facilities,
     Marymount University Project, RB,
     Callable 07/01/08 @ 102
     5.100%, 07/01/18                   1,000           881
   Virginia State, College Building
     Authority, Washington & Lee
     University Project,  RB, MBIA
     5.250%, 01/01/31                   1,100           989
   Virginia State, Housing Development
     Authority, Commonwealth
     Mortgage Project, Sub-Ser E-3,
     RB Callable 07/01/08 @ 101
     5.125%, 07/01/17                   2,000         1,795
   Virginia State, Housing
     Development Authority,
     Commonwealth Mortgage Project,
     Sub-Ser A-4, RB, AMT,
     MBIA Callable 01/01/06 @ 102
     6.350%, 07/01/18                     150           151
   Virginia State, Housing Development
     Authority, Commonwealth
     Mortgage Project, Sub-Ser A-1,
     RB Callable 01/01/03 @ 102
     6.400%, 07/01/17                     875           886
   Virginia State, Housing Development
     Authority, Commonwealth
     Mortgage Project, Sub-Ser E-2,
     RB Callable 07/01/08 @101
     5.250%, 07/01/17                   1,000           912
   Virginia State, Polytechnic Institute
     & State University, University
     Service Systems, Ser C, RB
     Callable 06/01/06 @ 102
     5.500%, 06/01/16                     200           193
   Virginia State, Public Building
     Authority, Public Improvements,
     RB Callable 08/01/05 @ 101
     5.200%, 08/01/16                     300           279

--------------------------------------------------------------------------------
                                    SHARES/FACE
                                    AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------
VIRGINIA--CONTINUED
   Virgina State, Public Building
     Authority, Ser A, Callable
     08/01/10 @ 100
     5.750%, 08/01/16                 $ 1,500       $ 1,494
   Virginia State, Public School
     Authority, School Financing,
     Ser A, RB Callable 08/01/07 @ 102
     5.375%, 08/01/18                     500           470
   Virginia State, Resource Authority,
     RB, MBIA Callable 05/01/11 @ 101
     5.800%, 05/01/30                   1,500         1,456
   Virginia State, University of
     Virginia, Ser A, RB Callable
     05/01/06 @ 102
     5.625%, 05/01/16                   1,000           981
   West Point, Industrial Development
     Authority, Chesapeake Project,
     Ser B, RB Callable 03/01/04 @ 102
     6.250%, 03/01/19                     165           151
   Williamsburg, Industrial
     Development Authority,
     Williamsburg Community
     Hospital, RB Callable
     10/01/03 @ 102
     5.750%, 10/01/22                   1,450         1,302
                                                    -------
                                                     50,882
                                                    -------
PUERTO RICO (1.1%)
   Commonwealth,  San Lucas & Cristo
     Project, Ser A , RB Callable
     06/01/09 @ 101
     5.750%, 06/01/29                     740           604
                                                    -------
Total Municipal Bonds
     (Cost $53,737)                                  51,486
                                                    -------
CASH EQUIVALENTS (2.2%)
   AIM Tax Free Institutional
     Cash Reserve                     602,404           602
   Federated Virginia Municipal
     Cash Trust                       601,758           602
                                                    -------
Total Cash Equivalents
     (Cost $1,204)                                    1,204
                                                    -------
Total Investments (96.9%)
   (Cost $54,941)                                    52,690
                                                    -------
OTHER ASSETS AND LIABILITIES, NET (3.1%)              1,657
                                                    -------

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                  VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
  Fund shares of Trust Shares (unlimited
   authorization -- no par value) based
   on 5,080,916 outstanding shares of
   beneficial interest                              $51,256
Fund shares of Flex Shares (unlimited
   authorization -- no par value) based
   on 554,190 outstanding shares of
   beneficial interest                                5,910
Distribution in excess of net investment
   income                                               (24)
Accumulated net realized loss
   on investments                                      (544)
Net unrealized depreciation on investments           (2,251)
                                                    -------
Total Net Assets (100.0%)                           $54,347
                                                    =======
Net Asset Value, Offering and Redemption
   Price Per Share -- Trust Shares                  $  9.64
                                                    =======
Net Asset Value, Offering and Redemption
   Price Per Share -- Flex Shares (1)               $  9.68
                                                    =======

(1) THE FLEX SHARES HAVE A CONTINGENT SALES CHARGE. FOR A DESCRIPTION OF A POSSIBLE SALES CHARGE, SEE NOTES TO THE FINANCIAL STATEMENTS.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 56.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC FIXED INCOME FUNDS  MAY 31, 2000



                          KEY TO ABBREVIATIONS USED IN
                           THE STATEMENT OF NET ASSETS



AMBAC         Security insured by the American Municipal
              Bond Assurance Corporation
AMT           Alternative Minimum Tax
BAN           Bond Anticipation Note
Cl            Class
COP           Certificate of Participation
ETM           Escrowed to Maturity
FGIC          Security insured by the Financial Guaranty
              Insurance Company
FFCB          Federal Farm Credit Bank
FHA           Federal Housing Authority
FHLMC         Federal Home Loan Mortgage Corporation
FNMA          Federal National Mortgage Association
FSA           Security insured by Financial Security
              Assurance
GNMA          Government National Mortgage Association
GO            General Obligation
MBIA          Security insured by the Municipal Bond
              Insurance Association
MTN           Medium Term Note
PLC           Public Limited Company
RB            Revenue Bond
REMIC         Real Estate Mortgage Investment Conduit
Ser           Series
STRIPS        Separately Traded Registered Interest and
              Principal Security
TA            Tax Allocation
(A)           Zero Coupon Bond
(B)           Private Placement Security
(C)           Adjustable rate security. The rate reported on
              the Statement of Net Assets is the rate in effect on May 31, 2000.
(D)           Put and demand features exist requiring the
              issuer to repurchase the instrument prior to maturity.
(E)           Securities are held in connection with a letter
              of credit issued by a major bank.
(F)           Prerefunded Security. The maturity date shown
              is the prerefunded date.
(G)           Tri-Party Repurchase Agreement

STATEMENT OF ASSETS AND LIABILITIES (000)
--------------------------------------------------------------------------------
STI CLASSIC FIXED INCOME FUNDS  MAY 31, 2000


                                                                                   Investment Grade
                                                                                      Tax-Exempt
                                                                                       Bond Fund
                                                                                   ----------------
ASSETS:
   Investments at value (Cost $165,479) .............................................  $164,613
   Cash .............................................................................       182
   Accrued income ...................................................................     2,952
   Receivable for investment securities sold ........................................    10,273
   Receivable for portfolio shares purchased ........................................       184
                                                                                       --------
   Total Assets .....................................................................   178,204
                                                                                       --------
LIABILITIES:
   Payable for investment securities purchased ......................................    25,883
   Accrued expenses .................................................................       146
   Payable for portfolio shares redeemed ............................................       134
   Distributions payable ............................................................       536
                                                                                       --------

Total liabilities ...................................................................    26,699
                                                                                       --------
Net Assets ..........................................................................  $151,505
                                                                                       ========
NET ASSETS:
Fund shares of Trust Shares (unlimited authorization -- no par value) based on
   10,998,329 outstanding shares of beneficial interest .............................  $122,291
Fund shares of Investor Shares (unlimited authorization -- no par value) based on
   1,820,120 outstanding shares of beneficial interest ..............................    19,153
Fund shares of Flex Shares (unlimited authorization -- no par value) based on
   1,375,312 outstanding shares of beneficial interest ..............................    15,610
Distribution in excess of net investment income .....................................        (5)
Accumulated net realized loss on investments ........................................    (4,678)
Net unrealized depreciation on investments ..........................................      (866)
                                                                                       --------
Total Net Assets (100.0%) ...........................................................  $151,505
                                                                                       ========
Net Asset Value, Offering and Redemption Price Per Share -- Trust Shares ............   $ 10.67
                                                                                       ========
Net Asset Value and Redemption Price Per Share -- Investor Shares ...................   $ 10.68
                                                                                       ========
Maximum Offering Price Per Share -- Investor Shares ($10.68 / 96.25%) ...............   $ 11.10
                                                                                       ========
Net Asset Value, Offering and Redemption Price Per Share -- Flex Shares (1) .........   $ 10.67
                                                                                       ========

(1) THE FLEX SHARES HAVE A CONTINGENT SALES CHARGE. FOR A DESCRIPTION OF A POSSIBLE SALES CHARGE, SEE NOTES TO THE FINANCIAL STATEMENTS.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS (000)
--------------------------------------------------------------------------------
STI CLASSIC FIXED INCOME FUNDS FOR THE PERIODS ENDED MAY 31, 2000 AND MARCH 31, 2000



                                                                                                                     INVESTMENT
                                                        FLORIDA      GEORGIA           HIGH            INVESTMENT      GRADE
                                                      TAX-EXEMPT   TAX-EXEMPT         INCOME           GRADE BOND    TAX-EXEMPT
                                                       BOND FUND    BOND FUND          FUND (1)           FUND        BOND FUND
                                                      ----------   ----------   --------------------   -----------   -----------
                                                       06/01/99-   06/01/99 -   04/01/00  04/01/99 -    06/01/99 -   06/01/99 -
                                                       05/31/00    05/31/00     05/31/00   03/31/00     05/31/00     05/31/00
                                                      ----------   ----------   --------------------   -----------   -----------
Interest Income ....................................... $ 5,916     $ 4,720        $ 35     $ 643        $ 78,585      $8,255
                                                        -------     -------        ----     -----        --------      ------
Expenses:
   Investment Advisory Fees ...........................     780         637           3        60           8,537       1,285
   Less: Investment Advisory Fees
       Waived (Reimbursed) ............................    (130)       (113)         (3)      (74)           (798)       (109)
   Administrator Fees .................................      85          69          --         9             817         123
   Transfer Agent Fees-- Trust Shares .................      17          16          --        --              21          16
   Transfer Agent Fees-- Investor Shares ..............      13          15          --        --              31          17
   Transfer Agent Fees-- Flex Shares ..................      17          16           3        --              39          21
   Transfer Agent Out of Pocket Expenses ..............       9           7          --        19              28           4
   Printing Expenses ..................................       8           7          --        --              35          --
   Custody Fees .......................................       7           5          --         9              42          --
   Professional Fees ..................................       8           7          --        14              65          --
   Trustee Fees .......................................       1           1          --        --              12          --
   Registration Fees ..................................       7          11          --        16              62          13
   Distribution Fees-- Investor Shares ................       6           6          --        --             129          96
   Less: Distribution Fees Waived-- Investor Shares ...      (6)         (6)         --        --             (38)        (22)
   Distribution Fees-- Flex Shares ....................     127         113           4        18             249         163
   Less: Distribution Fees Waived-- Flex Shares .......     (53)        (47)         (2)       --             (65)        (38)
   Insurance and Other Fees ...........................       7           1           1        36              53           2
                                                         -------    -------        ----     -----        --------      ------
   Total Expenses .....................................     903         745           6       107           9,219       1,571
                                                        -------     -------        ----     -----        --------      ------
Net Investment Income .................................   5,013       3,975          29       536          69,366       6,684
                                                        -------     -------        ----     -----        --------      ------
Net Realized and Unrealized Gain (Loss)
       on Investments:
   Net Realized Loss on Securities Sold ...............  (2,256)       (836)         --      (768)        (37,713)     (4,664)
   Net Change in Unrealized Depreciation
  on Investments ......................................  (3,755)     (4,265)        (30)     (130)        (50,059)       (287)
                                                        -------     -------        ----     -----        --------      ------
   Total Net Realized and Unrealized Loss
  on Investments ......................................  (6,011)     (5,101)        (30)     (898)        (87,772)     (4,951)
                                                        -------     -------        ----     -----        --------      ------
Net Increase (Decrease) in Net Assets
       from Operations ................................ $  (998)    $(1,126)       $ (1)    $(362)       $(18,406)     $1,733
                                                        =======     =======        ====     =====        ========      ======

Amounts designated as "--" are either $0 or round to $0.

(1) ON MARCH 27, 2000, THE ESC STRATEGIC INCOME FUND EXCHANGED ALL OF ITS ASSETS
    AND CERTAIN  LIABILITIES  FOR SHARES OF THE HIGH INCOME FUND.  THE ESC STRATEGIC
    INCOME FUND IS THE ACCOUNTING SURVIVOR IN THIS TRANSACTION, AND AS A RESULT, ITS
    BASIS OF ACCOUNTING FOR ASSETS AND LIABILITIES AND ITS OPERATING RESULTS FOR THE
    PERIODS  PRIOR TO MARCH 27, 2000 HAVE BEEN  CARRIED  FORWARD IN THESE  FINANCIAL
    HIGHLIGHTS. SUBSEQUENT TO THE MERGER, THE HIGH INCOME FUND CHANGED ITS FISCAL
    YEAR-END TO MAY 31.




    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------



     LIMITED-
   TERM FEDERAL                                 SHORT-TERM                             VIRGINIA
     MORTGAGE       MARYLAND                   U.S. TREASURY          U.S.           INTERMEDIATE     VIRGINIA
    SECURITIES      MUNICIPAL    SHORT-TERM     SECURITIES         GOVERNMENT          MUNICIPAL      MUNICIPAL
       FUND         BOND FUND     BOND FUND        FUND          SECURITIES FUND       BOND FUND      BOND FUND
   ------------    ----------    ----------    -------------     ---------------     ------------    -----------
    06/01/99 -     06/01/99 -    06/01/99 -      06/01/99 -         06/01/99 -        06/01/99 -      06/01/99 -
     05/31/00       05/31/00      05/31/00       05/31/00           05/31/00          05/31/00        05/31/00
   ------------    ----------    ----------    -------------     ---------------     ------------    -----------
     $ 8,706        $ 1,726        $12,129        $3,593             $ 6,711          $ 11,824         $ 2,433
     -------        -------        -------        ------             -------          --------         -------

         904            228          1,295           435                 758             1,551             300

        (162)           (42)          (185)          (88)                (88)               --             (20)
          98             25            141            47                  73               170              36
          13             16             17            15                  16                 7              16
          12             --             14            14                  14                13              --
          14             15             14            16                  22                --              13
          14              2             14             6                   7                --               2
          10              2             13             5                   8                 4               3
           8              1              8             4                   6                 4               3
          13              2             10             4                   7                20               5
           1             --              3             1                   1                --              --
          17             --              9             7                  11                --               2
           4             --              4             5                   8                11              --
          (3)            --             (4)           (5)                 (8)              (11)             --
          22             75             21            56                 104                --              62
         (22)           (18)           (21)          (47)                (48)               --             (26)
           9              2              2             2                   4                --               3
     -------        -------        -------        ------             -------          --------         -------
         952            308          1,355           477                 895             1,769             399
     -------        -------        -------        ------             -------          --------         -------
       7,754          1,418         10,774         3,116               5,816            10,055           2,034
     -------        -------        -------        ------             -------          --------         -------


      (2,174)          (237)        (2,130)           (8)             (1,586)           (1,940)           (544)

      (2,454)        (1,990)        (3,306)         (621)             (2,873)          (11,451)         (2,611)
     -------        -------        -------        ------             -------          --------         -------

      (4,628)        (2,227)        (5,436)         (629)             (4,459)          (13,391)         (3,155)
     -------        -------        -------        ------             -------          --------         -------

     $ 3,126        $  (809)       $ 5,338        $2,487             $ 1,357          $ (3,336)        $(1,121)
     =======        =======        =======        ======             =======          ========         =======


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (000)
--------------------------------------------------------------------------------

STI  CLASSIC  FIXED  INCOME  FUNDS FOR THE PERIODS  ENDED MAY 31,  MARCH 31, AND
NOVEMBER 30,


                                                   FLORIDA TAX-EXEMPT       GEORGIA TAX-EXEMPT
                                                        BOND FUND                BOND FUND                  HIGH INCOME FUND
                                                 ----------------------   -----------------------   ------------------------------
                                                  06/01/99-   06/01/98-    06/01/99-   06/01/98-    04/01/00-  04/01/99   04/01/98
                                                  05/31/00    05/31/99     05/31/00    05/31/99     05/31/00   03/31/00   03/31/99
                                                 ----------------------   -----------------------   ---------  --------   --------
 Operations:
  Net Investment Income .......................  $  5,013     $  4,737     $   3,975    $  3,344      $   29    $   536   $    852
  Net Realized Gain (Loss) on Investments .....    (2,256)       1,160          (836)        414          --       (768)        57
  Net Change in Unrealized Appreciation
    (Depreciation) on Investments .............    (3,755)      (1,845)       (4,265)     (1,241)        (30)      (130)      (194)
                                                 --------     --------     ---------    --------      ------    -------   --------
    Increase (Decrease) in Net Assets
      from Operations .........................      (998)       4,052        (1,126)      2,517          (1)      (362)       715
                                                 --------     --------     ---------    --------      ------    -------   --------
Distributions to Shareholders:
  Net Investment Income:
    Trust Shares ..............................    (4,437)      (4,235)       (3,459)     (2,897)         --         --         --
    Investor Shares ...........................      (127)        (134)         (129)       (128)         --         --         --
    Flex Shares ...............................      (449)        (369)         (388)       (318)        (29)      (479)*     (759)
    Class D Shares ............................        --           --            --          --          --        (39)       (33)
  Tax Return of Capital:
    Class D Shares ............................        --           --            --          --          --         --        (77)
    Flex Shares ...............................        --           --            --          --          --         --         (3)*
  Capital Gains:
    Trust Shares ..............................      (400)      (1,037)         (301)       (162)         --         --         --
    Investor Shares ...........................       (12)         (37)          (13)         (8)         --         --         --
    Flex Shares ...............................       (46)        (122)          (42)        (20)         --         --       (105)*
    Class D Shares ............................        --           --            --          --          --         --         (9)
                                                 --------     --------     ---------    --------      ------    -------   --------
  Total Distributions .........................    (5,471)      (5,934)       (4,332)     (3,533)        (29)      (518)      (986)
                                                 --------     --------     ---------    --------      ------    -------   --------
Capital Transactions (1):
  Trust Shares:
    Proceeds from Shares Issued ...............    28,674       51,929        26,583      36,255          --         --         --
    Shares Issued in Connection with
      Crestar Merger ..........................        --           --            --          --          --         --         --
    Reinvestment of Cash Distributions                889        1,663         1,355       1,180          --         --         --
    Cost of Shares Repurchased                    (49,546)     (27,307)      (29,630)    (11,514)         --         --         --
                                                 --------     --------     ---------    --------      ------    -------   --------
  Increase (Decrease) in Net Assets From Trust
    Share Transactions                            (19,983)      26,285        (1,692)     25,921          --         --         --
                                                 --------     --------     ---------    --------      ------    -------   --------
  Investor Shares:
    Proceeds from Shares Issued                       165        1,105           557       1,195          --         --         --
    Shares Issued in Connection with
      Crestar Merger ..........................        --           --            --          --          --         --         --
    Reinvestment of Cash Distributions ........       120          143           108         118          --         --         --
    Cost of Shares Repurchased ................    (1,034)        (780)       (1,698)     (1,586)         --         --         --
                                                 --------     --------     ---------    --------      ------    -------   --------
  Increase (Decrease) in Net Assets From Investor
    Share Transactions ........................      (749)         468        (1,033)       (273)         --         --         --
                                                 --------     --------     ---------    --------      ------    -------   --------
  Flex Shares:
    Proceeds from Shares Issued ...............     2,953       11,906         1,933       5,982       1,165        851        926
    Shares Issued in Connection with ESC Merger        --           --            --          --          --        352         --
    Shares Issued in Connection with
      Crestar Merger .........................         --           --            --          --          --         --         --
    Reinvestment of Cash Distributions .......        427          433           410         304          21        463        894
    Cost of Shares Repurchased ...............     (7,643)      (5,520)       (6,201)     (1,034)       (113)    (6,073)   (18,743)
                                                 --------     --------     ---------    --------      ------    -------   --------
  Increase (Decrease) in Net Assets From Flex
    Share Transactions .......................     (4,263)       6,819        (3,858)      5,252       1,073     (4,407)   (16,923)
                                                 --------     --------     ---------    --------      ------    -------   --------
  Class D:
    Proceeds from Shares Issued ..............         --           --            --          --          --         42        156
    Reinvestment of Cash Distributions .......         --           --            --          --          --         42         41
    Value of Shares Exchanged in Connection
            with Merger ......................         --           --            --          --          --       (352)        --
    Cost of Shares Repurchased ...............         --           --            --          --          --       (191)      (461)
                                                 --------     --------     ---------    --------      ------    -------   --------
  Increase (Decrease) in Net Assets From
    Class D Share Transactions ...............         --           --            --          --          --       (459)      (264)
                                                 --------     --------     ---------    --------      ------    -------   --------
  Increase (Decrease) in Net Assets From
    Share Transactions .......................    (24,995)      33,572        (6,583)     30,900       1,073     (4,866)   (17,187)
                                                 --------     --------     ---------    --------      ------    -------   --------
      Total Increase (Decrease) in Net Assets     (31,464)      31,690       (12,041)     29,884       1,043     (5,746)   (17,458)
                                                 --------     --------     ---------    --------      ------    -------   --------
Net Assets:
  Beginning of Period ........................    137,170      105,480       104,486      74,602       2,032      7,778     25,236
                                                 --------     --------     ---------    --------      ------    -------   --------
  End of Period ..............................   $105,706     $137,170     $  92,445    $104,486      $3,075    $ 2,032   $  7,778
                                                 ========     ========     =========    ========      ======    =======   ========


  * Formerly Class A Shares
(1) See Note 6 in the notes to the financial statements for additional information.

Amounts designated as "--" are either $0 or round to $0.


      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS



60



-----------------------------------------------------------------------------------------------------------------------------------


     INVESTMENT GRADE     INVESTMENT GRADE TAX-  LIMITED-TERM FEDERAL         MARYLAND MUNICIPAL
         BOND FUND          EXEMPT BOND FUND   MORTGAGE SECURITIES FUND            BOND FUND
   --------------------   -------------------- ------------------------  ------------------------------
  06/01/99-    06/01/98-  06/01/99-  06/01/98-  06/01/99-    06/01/98-   06/01/99- 12/01/98- 12/01/97-
  05/31/00     05/31/99   05/31/00   05/31/99   05/31/00     05/31/99    05/31/00  05/31/99  11/30/98
  ---------   ---------   ---------  ---------  ---------   ----------   --------- --------- ---------
$   69,366   $  45,781     $ 6,684    $ 6,793    $ 7,754   $   7,741      $ 1,418   $   497    $   701
   (37,713)     15,248      (4,664)     4,833     (2,174)         88         (237)      (19)        58

   (50,059)    (27,720)       (287)    (3,278)    (2,454)     (1,037)      (1,990)     (437)       406
----------   ---------     -------    -------    -------   ---------      -------   -------    -------
   (18,406)     33,309       1,733      8,348      3,126       6,792         (809)       41      1,165
----------   ---------     -------    -------    -------   ---------      -------   -------    -------


   (66,271)    (43,474)     (5,389)    (5,587)    (7,518)     (7,568)      (1,195)     (425)      (645)
    (1,676)     (1,621)       (798)      (901)       (93)       (125)          --        --         --
    (1,277)       (807)       (504)      (305)      (110)        (83)        (257)      (77)       (56)
        --          --         --         --          --          --          --         --         --

        --          --         --         --          --          --          --         --         --
        --          --         --         --          --          --          --         --         --

        --     (13,468)     (1,805)    (4,790)        --      (1,611)          --       (24)        --
        --        (547)       (295)      (914)        --         (28)          --        --         --
        --        (306)       (216)      (323)        --         (19)          --        (4)        --
        --          --          --         --         --          --           --        --         --
----------    ---------     -------    -------    -------   ---------      -------   -------    -------
   (69,224)    (60,223)     (9,007)   (12,820)    (7,721)     (9,434)      (1,452)     (530)      (701)
----------   ---------     -------    -------    -------   ---------      -------   -------    -------


    254,865    310,338      29,272     58,516     52,959      54,404       18,759    15,770     13,041
        --     314,362          --         --         --          --           --        --         --
    36,906      42,773       2,726      5,421      4,795       6,287          200        14         11
  (358,628)   (286,648)    (63,059)   (52,929)   (63,196)    (60,354)     (20,670)   (4,854)    (5,813)
----------   ---------     -------    -------    -------   ---------      -------   -------    -------

   (66,857)    380,825     (31,061)    11,008     (5,442)        337       (1,711)   10,930      7,239
----------   ---------     -------    -------    -------   ---------      -------   -------    -------

     3,327       8,100         686      2,158        307         853           --        --         --
        --       2,385          --         --         --          --           --        --         --
     1,676       2,052         980      1,627         93         151           --        --         --
   (15,192)     (9,990)     (6,471)    (6,100)    (1,359)     (1,458)          --        --         --
----------   ---------     -------    -------    -------   ---------      -------   -------    -------

   (10,189)      2,547      (4,805)    (2,315)      (959)       (454)          --        --         --
----------   ---------     -------    -------    -------   ---------      -------   -------    -------

     9,687      19,438       7,055     10,543        792       1,082        2,326     4,739      2,772
        --          --          --         --         --          --           --        --         --
        --          --          --         --         --          --           --        --         --
     1,235       1,002         670        551        103          96          216        66         41
   (15,042)     (6,765)     (8,916)    (2,643)    (1,233)       (566)      (3,563)     (226)      (177)
----------   ---------     -------    -------    -------   ---------      -------   -------    -------

    (4,120)     13,675      (1,191)     8,451       (338)        612       (1,021)    4,579      2,636
----------   ---------     -------    -------    -------   ---------      -------   -------    -------

        --          --          --         --         --          --           --        --         --
        --          --          --         --         --          --           --        --         --

        --          --          --         --         --          --           --        --         --
        --          --          --         --         --          --           --        --         --
----------  ----------     -------    -------    -------   ---------      -------   -------    -------

        --          --          --         --         --          --           --        --         --
----------  ----------     -------    -------    -------   ---------      -------   -------    -------

   (81,166)    397,047     (37,057)    17,144     (6,739)        495       (2,732)   15,509      9,875
----------  ----------     -------    -------    -------   ---------      -------   -------    -------
  (168,796)    370,133     (44,331)    12,672    (11,334)     (2,147)      (4,993)   15,020     10,339
----------  ----------     -------    -------    -------   ---------      -------   -------    -------

 1,210,001     839,868     195,836    183,164    139,589     141,736       37,381    22,361     12,022
----------  ----------    --------    -------    -------   ---------      -------   -------    -------
$1,041,205  $1,210,001    $151,505   $195,836   $128,255    $139,589      $32,388   $37,381    $22,361
==========  ==========    ========   ========   ========    ========      =======   =======    =======




       THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS


STATEMENTS OF CHANGES IN NET ASSETS (000)
-----------------------------------------------------------------------------------------------------------------------------------

STI CLASSIC FIXED INCOME FUNDS FOR THE PERIODS ENDED MAY 31, AND NOVEMBER 30,


                                                                     SHORT-TERM                    SHORT-TERM U.S. TREASURY
                                                                      BOND FUND                         SECURITIES FUND
                                                               -------------------------           --------------------------
                                                             06/01/99-         06/01/98-          06/01/99-        06/01/98-
                                                             05/31/00          05/31/99           05/31/00         05/31/99
                                                            ----------        ----------          ----------     -----------
Operations:
  Net Investment Income ................................    $ 10,774           $  6,990         $  3,116            $ 2,525
  Net Realized Gain (Loss) on Investments ..............      (2,130)               414               (8)               243
  Net Change in Unrealized Appreciation
        (Depreciation) on Investments ..................      (3,306)            (2,357)            (621)              (388)
                                                            --------           --------          -------            -------
    Increase (Decrease) in Net Assets from Operations ..       5,338              5,047            2,487              2,380
                                                            --------           --------          -------            -------
Distributions to Shareholders:
  Net Investment Income:
    Trust Shares .......................................     (10,579)            (6,805)          (2,756)            (2,281)
    Investor Shares ....................................         (91)               (92)            (122)              (133)
    Flex Shares ........................................        (103)               (95)            (238)              (111)
  Capital Gains:
    Trust Shares .......................................        (139)              (356)              (7)                --
    Investor Shares ....................................          (1)                (4)              --                 --
    Flex Shares ........................................          (2)                (5)              (1)                --
                                                            --------           --------          -------            -------
  Total Distributions ..................................     (10,915)            (7,357)          (3,124)            (2,525)
                                                            --------           --------          -------            -------
Capital Transactions (1):
  Trust Shares:
    Proceeds from Shares Issued ........................      51,792             57,981           31,143             17,499
    Shares Issued in Connection with Crestar Merger ....          --             72,757               --                 --
    Reinvestment of Cash Distributions .................       4,667              3,614            1,435                951
    Cost of Shares Repurchased .........................     (80,493)           (42,626)         (15,480)            (9,243)
                                                            --------           --------          -------            -------
  Increase (Decrease) in Net Assets From Trust Share
    Transactions .......................................     (24,034)            91,726           17,098              9,207
                                                            --------           --------          -------            -------
  Investor Shares:
    Proceeds from Shares Issued ........................         402                589              738              1,382
    Reinvestment of Cash Distributions .................          88                 94              122                133
    Cost of Shares Repurchased .........................        (821)              (781)          (1,566)            (1,983)
                                                            --------           --------          -------            -------
  Increase (Decrease) in Net Assets From Investor
    Share Transactions .................................        (331)               (98)            (706)              (468)
                                                            --------           --------          -------            -------
  Flex Shares:
    Proceeds from Shares Issued ........................       1,164              2,540            3,365              5,314
    Shares Issued in Connection with Crestar Merger ....          --                 --               --                 --
    Reinvestment of Cash Distributions .................         107                 96              218                 94
    Cost of Shares Repurchased .........................      (1,486)            (2,365)          (3,068)            (1,855)
                                                            --------           --------          -------            -------
  Increase (Decrease) in Net Assets From Flex
       Share Transactions ..............................        (215)               271              515              3,553
                                                            --------           --------          -------            -------
    Increase (Decrease) in Net Assets From Share
       Transactions ....................................     (24,580)            91,899           16,907             12,292
                                                            --------           --------          -------            -------
      Total Increase (Decrease) in Net Assets ..........     (30,157)            89,589           16,270             12,147
                                                            --------           --------          -------            -------
Net Assets:
  Beginning of Period ..................................     214,070            124,481           63,757             51,610
                                                            --------           --------          -------            -------
  End of Period ........................................    $183,913           $214,070         $ 80,027            $63,757
                                                            ========           ========         ========            =======

(1) See Note 6 in the notes to the financial statements for additional information.
 Amounts designated as "--" are either $0 or round to $0.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS



------------------------------------------------------------------------------------------------------------------------------------


       U. S. GOVERNMENT
        SECURITIES FUND        VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND       VIRGINIA MUNICIPAL BOND FUND
   -----------------------     -----------------------------------------    ----------------------------------
    06/01/99-    06/01/98-       06/01/99-     12/01/98-     12/01/97-       06/01/99-    12/01/98-  12/01/97-
    05/31/00     05/31/99        05/31/00      05/31/99      11/30/98        05/31/00     05/31/99   11/30/98
   ---------     ---------     -----------    ----------     --------        ---------    --------   ---------
    $ 5,816      $ 2,793         $ 10,055     $  5,222      $ 10,809        $  2,034       $  734     $ 1,203
     (1,586)          15           (1,940)       1,177         1,725            (544)          31         175
     (2,873)      (1,299)         (11,451)      (5,509)        2,380          (2,611)        (722)        507
    -------      -------         --------     --------      --------        --------       ------     -------
      1,357        1,509           (3,336)         890        14,914          (1,121)          43       1,885
    -------      -------         --------     --------      --------        --------       ------     -------


     (5,199)      (2,385)          (9,828)      (5,069)      (10,471)         (1,835)        (650)     (1,116)
       (111)        (153)            (320)        (166)         (364)             --           --          --
       (506)        (252)              --           --            --            (223)         (88)        (87)

         --           --           (1,262)      (1,670)         (793)            (27)        (155)        (50)
         --           --              (39)         (56)          (28)             --           --          --
         --           --               --           --            --              (4)         (20)         (4)
    -------      -------         --------     --------      --------        --------       ------     -------
     (5,816)      (2,790)         (11,449)      (6,961)      (11,656)         (2,089)        (913)     (1,257)
    -------      -------         --------     --------      --------        --------       ------     -------


     27,984       23,161           26,550       26,357        36,891          32,391        7,281      13,751
         --       56,128               --           --            --              --           --          --
      1,272          520              952           43           629             262           29          60
    (42,103)     (11,462)         (51,050)     (24,041)      (34,155)        (12,912)      (3,890)     (5,172)
    -------      -------         --------     --------      --------        --------       ------     -------

    (12,847)      68,347          (23,548)       2,359         3,365          19,741        3,420       8,639
    -------      -------         --------     --------      --------        --------       ------     -------

        416          956            1,441          653         2,174              --           --          --
        111          152              275          164           289              --           --          --
     (1,560)      (1,762)          (2,155)        (821)       (2,503)             --           --          --
    -------      -------         --------     --------      --------        --------       ------     -------

     (1,033)        (654)            (439)          (4)          (40)             --           --          --
    -------      -------         --------     --------      --------        --------       ------     -------

      2,396        5,920               --           --            --           1,607        3,816       2,474
         --        3,174               --           --            --              --           --          --
        443          206               --           --            --             153           77          64
     (6,144)      (1,637)              --           --            --          (2,822)        (514)       (376)
    -------      -------         --------     --------      --------        --------       ------     -------
     (3,305)       7,663               --           --            --          (1,062)       3,379       2,162
    -------      -------         --------     --------      --------        --------       ------     -------
    (17,185)      75,356          (23,987)       2,355         3,325          18,679        6,799      10,801
    -------      -------         --------     --------      --------        --------       ------     -------
    (21,644)      74,075          (38,772)      (3,716)        6,583          15,469        5,929      11,429
    -------      -------         --------     --------      --------        --------       ------     -------

    116,221       42,146          247,789      251,505       244,922          38,878       32,949      21,520
    -------      -------         --------     --------      --------        --------       ------     -------
   $ 94,577     $116,221         $209,017     $247,789      $251,505        $ 54,347      $38,878     $32,949
   ========     ========         ========     ========      ========        ========      =======     =======





THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS


FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------------

STI CLASSIC FIXED INCOME FUNDS FOR THE PERIODS ENDED MAY 31,  (UNLESS  OTHERWISE
INDICATED) FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS




                             NET ASSET                  NET REALIZED AND   DISTRIBUTIONS               DISTRIBUTIONS
                                VALUE           NET     UNREALIZED GAINS     FROM NET     DISTRIBUTIONS  FROM TAX     NET ASSET
                              BEGINNING     INVESTMENT      (LOSSES)        INVESTMENT    FROM REALIZED  RETURN OF    VALUE END
                              OF PERIOD       INCOME     ON INVESTMENTS       INCOME      CAPITAL GAINS   CAPITAL     OF PERIOD
                             ----------    -----------  ----------------   -------------  ------------- ------------- ---------
Florida Tax-Exempt Bond Fund
Trust Shares
           2000                  $10.59         $ 0.44         $(0.49)          $(0.44)        $(0.04)    $   --         $10.06
           1999                   10.72           0.42          (0.02)           (0.42)         (0.11)        --          10.59
           1998                   10.28           0.44           0.45            (0.44)         (0.01)        --          10.72
           1997                   10.06           0.46           0.25            (0.46)         (0.03)        --          10.28
           1996                   10.18           0.46          (0.07)           (0.46)         (0.05)        --          10.06
Investor Shares
           2000                  $10.60         $ 0.42         $(0.49)          $(0.42)        $(0.04)    $   --         $10.07
           1999                   10.72           0.40          (0.01)           (0.40)         (0.11)        --          10.60
           1998                   10.29           0.42           0.44            (0.42)         (0.01)        --          10.72
           1997                   10.07           0.44           0.25            (0.44)         (0.03)        --          10.29
           1996                   10.18           0.44          (0.06)           (0.44)         (0.05)        --          10.07
Flex Shares
           2000                  $10.62         $ 0.36         $(0.49)          $(0.36)        $(0.04)    $   --         $10.09
           1999                   10.74           0.35          (0.01)           (0.35)         (0.11)        --          10.62
           1998                   10.30           0.37           0.45            (0.37)         (0.01)        --          10.74
           1997                   10.08           0.39           0.25            (0.39)         (0.03)        --          10.30
           1996(1)                10.19           0.39          (0.06)           (0.39)         (0.05)        --          10.08
Georgia Tax-Exempt Bond Fund
Trust Shares
           2000                  $10.03         $ 0.40         $(0.49)          $(0.40)        $(0.04)    $   --         $ 9.50
           1999                   10.11           0.39          (0.06)           (0.39)         (0.02)        --          10.03
           1998                    9.73           0.41           0.39            (0.41)         (0.01)        --          10.11
           1997                    9.56           0.42           0.22            (0.42)         (0.05)        --           9.73
           1996                    9.63           0.43          (0.05)           (0.43)         (0.02)        --           9.56
Investor Shares
           2000                  $10.05         $ 0.38         $(0.50)          $(0.38)        $(0.04)    $   --         $ 9.51
           1999                   10.13           0.37          (0.06)           (0.37)         (0.02)        --          10.05
           1998                    9.74           0.39           0.40            (0.39)         (0.01)        --          10.13
           1997                    9.58           0.40           0.21            (0.40)         (0.05)        --           9.74
           1996                    9.65           0.41          (0.05)           (0.41)         (0.02)        --           9.58
Flex Shares
           2000                  $10.04         $ 0.33         $(0.49)          $(0.33)        $(0.04)    $   --         $ 9.51
           1999                   10.12           0.32          (0.06)           (0.32)         (0.02)        --          10.04
           1998                    9.73           0.34           0.40            (0.34)         (0.01)        --          10.12
           1997                    9.56           0.35           0.22            (0.35)         (0.05)        --           9.73
           1996(2)                 9.72           0.36          (0.14)           (0.36)         (0.02)        --           9.56
High Income Fund (A)
Flex Shares
           2000(4)               $ 7.98         $ 0.09         $(0.10)          $(0.09)      $  --        $   --         $ 7.88
For the years ended March 31:
           2000                    9.77           0.87          (1.85)           (0.81)         --            --           7.98
           1999                    9.99           0.51           0.04            (0.57)         (0.15)        (0.05)       9.77
           1998                    9.73           0.34           0.44            (0.52)         --            --           9.99
           1997                    9.89           0.60          (0.16)           (0.60)         --            --           9.73
           1996                    9.94           0.59           0.16            (0.59)         (0.21)        --           9.89
Investment Grade Bond Fund
Trust Shares
           2000                  $10.36         $ 0.61         $(0.78)          $(0.61)      $  --        $   --         $ 9.58
           1999                   10.65           0.56          (0.11)           (0.56)         (0.18)        --          10.36
           1998                   10.16           0.60           0.49            (0.60)         --            --          10.65
           1997                   10.07           0.60           0.09            (0.60)         --            --          10.16
           1996                   10.26           0.60          (0.19)           (0.60)         --            --          10.07
Investor Shares
           2000                  $10.36         $ 0.57         $(0.78)          $(0.57)      $  --        $   --         $ 9.58
           1999                   10.65           0.52          (0.11)           (0.52)         (0.18)        --          10.36
           1998                   10.16           0.55           0.49            (0.55)         --            --          10.65
           1997                   10.06           0.56           0.10            (0.56)         --            --          10.16
           1996                   10.26           0.56          (0.20)           (0.56)         --            --          10.06
Flex Shares
           2000                  $10.37         $ 0.52         $(0.78)          $(0.52)      $  --        $   --         $ 9.59
           1999                   10.66           0.47          (0.11)           (0.47)         (0.18)        --          10.37
           1998                   10.17           0.51           0.49            (0.51)         --            --          10.66
           1997                   10.07           0.51           0.10            (0.51)         --            --          10.17
           1996 (3)               10.33           0.52          (0.26)           (0.52)         --            --          10.07




 * Annualized.
 + Returns are for the period indicated and have not been annualized.  Total return figures do not reflect applicable sales loads.
(1) Commenced operations on June 1, 1995.  All ratios for the period have been annualized.
(2) Commenced operations on June 6, 1995.  All ratios for the period have been annualized.
(3) Commenced operations on June 7, 1995.  All ratios for the period have been annualized.
(4) Commenced operations on April 1, 2000.  All ratios for the period have been annualized.

------------------------------------------------------------------------------------------------------------------------

                                                                                            RATIO OF
                                                                        RATIO OF          NET INVESTMENT
                                  RATIO OF        RATIO OF           EXPENSES TO           INCOME TO
                    NET ASSETS   EXPENSES TO    NET INVESTMENT     AVERAGE NET ASSETS   AVERAGE NET ASSETS    PORTFOLIO
           TOTAL     END OF       AVERAGE         INCOME TO         (EXCLUDING WAIVERS  (EXCLUDING WAIVERS     TURNOVER
          RETURN(+) PERIOD(000   NET ASSETS  AVERAGE NET ASSETS     AND REIMBURSEMENTS) AND REIMBURSEMENTS)     RATE
        ---------- -----------  ------------ ------------------    -------------------  -------------------   ---------

           (0.48)% $    93,040     0.67%             4.25%               0.78%                 4.14%                88%
            3.72       118,609     0.67              3.90                0.77                  3.80                 72
            8.77        93,939     0.66              4.16                0.80                  4.02                 69
            7.22        50,487     0.65              4.48                0.80                  4.33                135
            3.87        30,790     0.65              4.49                0.88                  4.26                 63

           (0.68)% $     2,875     0.87%             4.05%               1.36%                 3.56%                88%
            3.62         3,799     0.87              3.71                1.31                  3.27                 72
            8.46         3,381     0.86              3.98                1.34                  3.50                 69
            7.00         3,226     0.85              4.28                1.31                  3.82                135
            3.76         4,025     0.85              4.28                1.36                  3.77                 63

           (1.17)% $     9,791     1.37%             3.54%               1.89%                 3.02%                88%
            3.13        14,762     1.37              3.21                1.88                  2.70                 72
            8.04         8,160     1.36              3.45                2.01                  2.80                 69
            6.48         3,000     1.35              3.78                2.28                  2.85                135
            3.27         2,692     1.35              3.79                2.54                  2.60                 63


           (0.90)% $    81,160     0.67%             4.13%               0.77%                 4.03%                19%
            3.33        87,452     0.67              3.87                0.78                  3.76                 12
            8.37        62,363     0.66              4.09                0.81                  3.94                  7
            6.79        39,732     0.65              4.31                0.81                  4.15                 15
            3.89        22,950     0.65              4.36                0.89                  4.12                 60

           (1.26)% $     2,458     0.87%             3.93%               1.40%                 3.40%                19%
            3.13         3,676     0.87              3.67                1.25                  3.29                 12
            8.26         3,975     0.86              3.89                1.30                  3.45                  7
            6.47         3,511     0.85              4.10                1.33                  3.62                 15
            3.69         3,418     0.85              4.17                1.41                  3.61                 60

           (1.59)% $     8,827     1.37%             3.43%               1.95%                 2.85%                19%
            2.63        13,358     1.37              3.19                1.89                  2.67                 12
            7.74         8,264     1.36              3.39                2.02                  2.73                  7
            6.06         4,662     1.35              3.60                2.07                  2.88                 15
            2.25         4,207     1.35              3.66                2.35                  2.66                 60

           (0.13)% $     3,075     1.40%*            6.57%*              2.83%*                5.14%*              --%

          (10.84)        2,032     1.73              8.94                2.95                  7.72                 24
            5.64         7,230     1.91              5.09                2.22                  4.78                 95
            8.18        24,413     1.87              5.27                1.87                  5.27                130
            3.91        32,506     1.65              5.49                1.70                  5.44                123
            7.67        36,891     1.70              5.87                1.75                  5.82                138

           (1.76)% $   998,596     0.77%             6.05%               0.84%                 5.98%               202%
            4.25     1,149,068     0.77              5.25                0.85                  5.17                221
           10.92       793,488     0.76              5.67                0.86                  5.57                109
            6.99       633,646     0.75              5.89                0.85                  5.79                298
            4.02       599,514     0.75              5.81                0.87                  5.69                184

           (2.17)% $    22,553     1.17%             5.60%               1.37%                 5.40%               202%
            3.86        34,913     1.17              4.87                1.36                  4.68                221
           10.49        33,269     1.14              5.29                1.38                  5.05                109
            6.66        33,165     1.15              5.48                1.41                  5.22                298
            3.50        36,155     1.15              5.40                1.44                  5.11                184

           (2.63)% $    20,056     1.66%             5.14%               1.99%                 4.81%               202%
            3.35        26,020     1.66              4.40                2.00                  4.06                221
            9.99        13,111     1.65              4.76                2.11                  4.30                109
            6.16         5,763     1.64              5.00                2.20                  4.44                298
            2.50         4,621     1.64              4.84                2.49                  3.99                184




(A) On March 27, 2000, the ESC Strategic Income Fund exchanged all of its asset and certain liabilities for shares of the High Income Fund. The ESC Strategic
Income Fund is the accounting survivor in this transaction, and as a result, it basis of accounting for assets and liabilities and its operating results for th periods prior to March 27, 2000 have been carried forward in these financia highlights. Subsequent to the merger, the High Income Fund changed its fisca year end to May 31.

Amounts designated as "--" are either $0 or round to $0.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS


FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------------

STI CLASSIC FIXED INCOME FUNDS FOR THE PERIODS ENDED MAY 31,  (UNLESS  OTHERWISE
INDICATED) FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS




                               NET ASSET                       NET REALIZED AND    DISTRIBUTIONS
                                  VALUE             NET        UNREALIZED GAINS      FROM NET       DISTRIBUTIONS     NET ASSET
                                BEGINNING       INVESTMENT         (LOSSES)         INVESTMENT      FROM REALIZED     VALUE END
                                OF PERIOD         INCOME        ON INVESTMENTS        INCOME        CAPITAL GAINS     OF PERIOD
                              -----------       -----------   ----------------     -------------    -------------     ----------
Investment Grade Tax-Exempt Bond Fund
Trust Shares
           2000                    $11.10           $ 0.43            $(0.29)           $(0.43)          $(0.14)          $10.67
           1999                     11.40             0.43              0.10             (0.43)           (0.40)           11.10
           1998                     11.22             0.44              0.50             (0.44)           (0.32)           11.40
           1997                     11.10             0.44              0.33             (0.44)           (0.21)           11.22
           1996                     11.28             0.45              0.19             (0.45)           (0.37)           11.10
Investor Shares
           2000                    $11.12           $ 0.39            $(0.30)           $(0.39)          $(0.14)          $10.68
           1999                     11.41             0.38              0.11             (0.38)           (0.40)           11.12
           1998                     11.24             0.39              0.49             (0.39)           (0.32)           11.41
           1997                     11.12             0.40              0.33             (0.40)           (0.21)           11.24
           1996                     11.30             0.41              0.19             (0.41)           (0.37)           11.12
Flex Shares
           2000                    $11.10           $ 0.34            $(0.29)           $(0.34)          $(0.14)          $10.67
           1999                     11.40             0.33              0.10             (0.33)           (0.40)           11.10
           1998                     11.23             0.33              0.49             (0.33)           (0.32)           11.40
           1997                     11.11             0.35              0.33             (0.35)           (0.21)           11.23
           1996(1)                  11.30             0.37              0.18             (0.37)           (0.37)           11.11
Limited-Term Federal Mortgage Securities Fund
Trust Shares
           2000                    $ 9.94           $ 0.55            $(0.32)           $(0.55)        $  --              $ 9.62
           1999                     10.12             0.54             (0.06)            (0.54)           (0.12)            9.94
           1998                     10.02             0.58              0.11             (0.58)           (0.01)           10.12
           1997                      9.99             0.58              0.04             (0.58)           (0.01)           10.02
           1996                     10.11             0.62             (0.14)            (0.60)           --                9.99
Investor Shares
           2000                    $ 9.93           $ 0.52            $(0.33)           $(0.52)        $  --              $ 9.60
           1999                     10.11             0.51             (0.06)            (0.51)           (0.12)            9.93
           1998                     10.00             0.56              0.12             (0.56)           (0.01)           10.11
           1997                      9.97             0.56              0.04             (0.56)           (0.01)           10.00
           1996                     10.11             0.60             (0.14)            (0.60)           --                9.97
Flex Shares
           2000                    $ 9.94           $ 0.49            $(0.32)           $(0.49)        $  --              $ 9.62
           1999                     10.12             0.48             (0.06)            (0.48)           (0.12)            9.94
           1998                     10.02             0.52              0.11             (0.52)           (0.01)           10.12
           1997                      9.99             0.52              0.04             (0.52)           (0.01)           10.02
           1996(2)                  10.14             0.55             (0.15)            (0.55)           --                9.99
Maryland Municipal Bond Fund (A)
Trust Shares
           2000                    $10.06           $ 0.42            $(0.60)           $(0.42)        $  --              $ 9.46
           1999(3)                  10.22             0.20             (0.15)            (0.20)           (0.01)           10.06
           For the years ended November 30:
           1998                      9.95             0.42              0.27             (0.42)           --               10.22
           1997                      9.76             0.43              0.19             (0.43)           --                9.95
           1996(4)                  10.00             0.31             (0.24)            (0.31)           --                9.76
Flex Shares
           2000                    $10.08           $ 0.33            $(0.60)           $(0.33)        $  --              $ 9.48
           1999                     10.24             0.15             (0.15)            (0.15)           (0.01)           10.08
           For the years ended November 30:
           1998                      9.96             0.33              0.28             (0.33)           --               10.24
           1997                      9.76             0.34              0.20             (0.34)           --                9.96
           1996(5)                   9.53             0.20              0.23             (0.20)           --                9.76
Short-Term Bond Fund
Trust Shares
           2000                    $ 9.91           $ 0.53            $(0.25)           $(0.53)          $(0.01)          $ 9.65
           1999                     10.05             0.51             (0.10)            (0.52)           (0.03)            9.91
           1998                      9.90             0.55              0.16             (0.55)           (0.01)           10.05
           1997                      9.86             0.53              0.07             (0.53)           (0.03)            9.90
           1996                      9.98             0.54             (0.10)            (0.54)           (0.02)            9.86
Investor Shares
           2000                    $ 9.93           $ 0.51            $(0.25)           $(0.51)          $(0.01)          $ 9.67
           1999                     10.07             0.49             (0.10)            (0.50)           (0.03)            9.93
           1998                      9.91             0.53              0.17             (0.53)           (0.01)           10.07
           1997                      9.88             0.51              0.06             (0.51)           (0.03)            9.91
           1996                     10.01             0.52             (0.10)            (0.53)           (0.02)            9.88
Flex Shares
           2000                    $ 9.93           $ 0.48            $(0.25)           $(0.48)          $(0.01)          $ 9.67
           1999                     10.07             0.47             (0.11)            (0.47)           (0.03)            9.93
           1998                      9.91             0.50              0.17             (0.50)           (0.01)           10.07
           1997                      9.88             0.48              0.06             (0.48)           (0.03)            9.91
           1996(6)                  10.02             0.47             (0.12)            (0.47)           (0.02)            9.88




  +Returns are for the period indicated and have not been annualized.  Total return figures do not reflect applicable sales loads.
(1)Commenced operations on June 1, 1995.  All ratios for the period have been annualized.
(2)Commended operations on June 7, 1995.  All ratios for the period have been annualized.
(3)For the six month period ended May 31, 1999.  All ratios for the period have been annualized.
(4)Commenced operations on March 1, 1996.  All ratios for the period have been annualized.
(5)Commenced operations on April 25, 1996.  All ratios for the period have been annualized.

66



-----------------------------------------------------------------------------------------------------------------------
                                                                                            RATIO OF
                                                                        RATIO OF          NET INVESTMENT
                                  RATIO OF        RATIO OF           EXPENSES TO           INCOME TO
                    NET ASSETS   EXPENSES TO    NET INVESTMENT     AVERAGE NET ASSETS   AVERAGE NET ASSETS    PORTFOLIO
           TOTAL     END OF       AVERAGE         INCOME TO         (EXCLUDING WAIVERS  (EXCLUDING WAIVERS     TURNOVER
          RETURN(+) PERIOD(000   NET ASSETS  AVERAGE NET ASSETS     AND REIMBURSEMENTS) AND REIMBURSEMENTS)     RATE
        ---------- -----------  ------------ ------------------    -------------------  -------------------   ---------
            1.41%  $  117,384       0.77%         3.98%                   0.83%               3.92%              226%
            4.67      154,123       0.77          3.75                    0.87                3.65               224
            8.57      146,606       0.76          3.83                    0.88                3.71               378
            7.13      139,144       0.75          3.96                    0.86                3.85               489
            5.82      124,507       0.75          4.01                    0.89                3.87               514

            0.90%  $   19,443       1.17%         3.59%                   1.33%               3.43%              226%
            4.35       25,195       1.17          3.36                    1.32                3.21               224
            8.05       28,159       1.16          3.43                    1.43                3.16               378
            6.69       31,857       1.15          3.56                    1.38                3.33               489
            5.40       37,427       1.15          3.61                    1.42                3.34               514

            0.52%  $   14,678       1.65%         3.11%                   1.95%               2.81%              226%
            3.78       16,518       1.65          2.86                    2.03                2.48               224
            7.50        8,399       1.64          2.95                    2.10                2.49               378
            6.19        4,681       1.63          3.08                    2.15                2.56               489
            4.91        5,536       1.63          3.12                    2.25                2.50               514

            2.33%  $  125,355       0.67%         5.60%                   0.79%               5.48%              384%
            4.75      135,256       0.67          5.28                    0.77                5.18               379
            7.12      137,488       0.66          5.75                    0.77                5.64               163
            6.43      123,903       0.65          5.81                    0.78                5.68               133
            4.84       73,370       0.65          6.04                    0.84                5.85                83

            1.93%  $    1,194       0.92%         5.31%                   1.09%               5.14%              384%
            4.47        2,214       0.92          5.03                    1.52                4.43               379
            6.95        2,705       0.91          5.50                    1.51                4.90               163
            6.17        2,426       0.90          5.55                    1.48                4.97               133
            4.59        2,512       0.90          5.75                    2.25                4.40                83

            1.71%  $    1,706       1.27%         4.97%                   2.38%               3.86%              384%
            4.14        2,119       1.27          4.69                    2.42                3.54               379
            6.49        1,543       1.26          5.16                    2.72                3.70               163
            5.80        1,409       1.25          5.20                    2.66                3.79               133
            4.10        1,349       1.25          5.38                    3.59                3.04                83

           (1.78)% $   26,176       0.68%         4.24%                   0.80%               4.12%               14%
            0.48       29,658       0.70          3.83                    1.37                3.16                19

            7.03       19,115       0.62          4.11                    1.15                3.58                12
            6.50       11,461       0.63          4.38                    1.16                3.85                 5
            1.07        5,808       0.71          4.30                    1.36                3.65                 9

           (2.66)% $    6,212       1.59%         3.34%                   1.95%               2.98%               14%
            0.05        7,723       1.59          2.94                    1.98                2.55                19

            6.17        3,246       1.57          3.16                    1.96                2.77                12
            5.64          561       1.54          3.43                    2.00                2.97                 5
            7.67          113       1.55          3.42                    2.20                2.77                 9

            2.87%  $  180,402       0.67%         5.40%                   0.76%               5.31%               70%
            4.06      209,904       0.67          5.12                    0.77                5.02               108
            7.31      120,422       0.66          5.47                    0.79                5.34                87
            6.30       89,701       0.65          5.37                    0.78                5.24               118
            4.45       91,156       0.65          5.39                    0.81                5.23               163

            2.67%  $    1,446       0.87%         5.20%                   1.75%               4.32%               70%
            3.88        1,825       0.87          4.92                    1.59                4.20               108
            7.19        1,949       0.86          5.27                    1.71                4.42                87
            5.97        2,182       0.85          5.16                    1.58                4.43               118
            4.23        2,700       0.85          5.20                    1.72                4.33               163

            2.31%  $    2,065       1.22%         4.85%                   2.41%               3.66%               70%
            3.50        2,341       1.22          4.55                    2.33                3.44               108
            6.84        2,110       1.21          4.93                    2.85                3.29                87
            5.62        1,073       1.20          4.82                    3.02                3.00               118
            3.73          966       1.20          4.77                    4.06                1.91               163




(6)  Commenced operations on June 20, 1995.  All ratios for the period have been annualized.
(A) On May 24, 1999, the CrestFund Maryland Municipal Bond Fund exchanged all of its assets and certain  liabilities  for shares of the Maryland  Municipal  Bond
    Fund. The CrestFund Maryland  Municipal Bond Fund is the accounting  survivor in this  transaction,  and as a result,  its basis of  accounting  for  assets  and liabilities and its operating results for the periods prior to May 24, 1999 have been carried forward in these financial highlights.
Amounts designated as "--" are either $0 or have been rounded to $0.


 THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS


FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------------

STI CLASSIC FIXED INCOME FUNDS FOR THE PERIODS ENDED MAY 31,  (UNLESS  OTHERWISE
INDICATED) FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS




                               NET ASSET                        NET REALIZED AND    DISTRIBUTIONS
                                  VALUE             NET         UNREALIZED GAINS      FROM NET       DISTRIBUTIONS    NET ASSET
                                BEGINNING       INVESTMENT          (LOSSES)         INVESTMENT      FROM REALIZED    VALUE END
                                OF PERIOD         INCOME         ON INVESTMENTS        INCOME        CAPITAL GAINS    OF PERIOD
                             -------------     -----------      ---------------    -------------    --------------    ----------
Short-Term U.S. Treasury Securities Fund
Trust Shares
           2000                    $ 9.95           $ 0.46             $(0.10)            $(0.46)        $ --             $ 9.85
           1999                      9.97             0.47              (0.02)             (0.47)          --               9.95
           1998                      9.88             0.51               0.10              (0.52)          --               9.97
           1997                      9.84             0.51               0.04              (0.51)          --               9.88
           1996                      9.93             0.55              (0.09)             (0.55)          --               9.84
Investor Shares
           2000                    $ 9.95           $ 0.45             $(0.10)            $(0.45)        $ --             $ 9.85
           1999                      9.96             0.46              (0.01)             (0.46)          --               9.95
           1998                      9.88             0.49               0.09              (0.50)          --               9.96
           1997                      9.84             0.50               0.04              (0.50)          --               9.88
           1996                      9.94             0.54              (0.10)             (0.54)          --               9.84
Flex Shares
           2000                    $ 9.93           $ 0.42             $(0.10)            $(0.42)        $ --             $ 9.83
           1999                      9.94             0.44              (0.02)             (0.43)          --               9.93
           1998                      9.85             0.47               0.10              (0.48)          --               9.94
           1997                      9.82             0.47               0.03              (0.47)          --               9.85
           1996(1)                   9.96             0.48              (0.14)             (0.48)          --               9.82
U.S. Government Securities Fund
Trust Shares
           2000                    $10.28           $ 0.58             $(0.42)            $(0.58)        $ --             $ 9.86
           1999                     10.46             0.59              (0.18)             (0.59)          --              10.28
           1998                     10.02             0.61               0.44              (0.61)          --              10.46
           1997                      9.91             0.62               0.11              (0.62)          --              10.02
           1996                     10.27             0.62              (0.33)             (0.62)          (0.03)           9.91
Investor Shares
           2000                    $10.28           $ 0.54             $(0.42)            $(0.54)        $ --             $ 9.86
           1999                     10.45             0.54              (0.17)             (0.54)          --              10.28
           1998                     10.02             0.57               0.43              (0.57)          --              10.45
           1997                      9.90             0.58               0.12              (0.58)          --              10.02
           1996                     10.26             0.59              (0.33)             (0.59)          (0.03)           9.90
Flex Shares
           2000                    $10.28           $ 0.49             $(0.42)            $(0.49)        $ --             $ 9.86
           1999                     10.46             0.49              (0.18)             (0.49)          --              10.28
           1998                     10.02             0.52               0.44              (0.52)          --              10.46
           1997                      9.91             0.53               0.11              (0.53)          --              10.02
           1996(2)                  10.31             0.52              (0.37)             (0.52)          (0.03)           9.91

Virginia Intermediate Municipal Bond Fund (A)
Trust Shares
           2000                    $10.20           $ 0.43             $(0.57)            $(0.43)         $(0.05)         $ 9.58
           1999(3)                  10.44             0.21              (0.17)             (0.21)          (0.07)          10.20
           For years ended November 30:
           1998                     10.31             0.45               0.17              (0.45)          (0.04)          10.44
           1997                     10.22             0.46               0.09              (0.46)          --              10.31
           1996                     10.24             0.42              (0.02)             (0.42)          --              10.22
           1995                      9.21             0.43               1.03              (0.43)          --              10.24
Investor Shares
           2000                    $10.20           $ 0.42             $(0.56)            $(0.42)         $(0.05)         $ 9.59
           1999(3)                  10.45             0.22              (0.18)             (0.22)          (0.07)          10.20
           For years ended November 30:
           1998                     10.31             0.46               0.17              (0.45)          (0.04)          10.45
           1997                     10.21             0.47               0.09              (0.46)          --              10.31
           1996                     10.23             0.42              (0.02)             (0.42)          --              10.21
           1995                      9.20             0.43               1.03              (0.43)          --              10.23

Virginia Municipal Bond Fund (A)
Trust Shares
           2000                    $10.43           $ 0.45             $(0.78)            $(0.45)         $(0.01)         $ 9.64
           1999(3)                  10.68             0.22              (0.19)             (0.22)          (0.06)          10.43
           For years ended November 30:
           1998                     10.44             0.47               0.27              (0.47)          (0.03)          10.68
           1997                     10.28             0.48               0.17              (0.48)          (0.01)          10.44
           1996                     10.40             0.47              (0.12)             (0.47)          --              10.28
           1995(4)                  10.00             0.31               0.44              (0.31)          (0.04)          10.40
Flex Shares
           2000                    $10.48           $ 0.36             $(0.79)            $(0.36)         $(0.01)         $ 9.68
           1999(3)                  10.73             0.17              (0.18)             (0.18)          (0.06)          10.48
           For years ended November 30:
           1998                     10.48             0.37               0.28              (0.37)          (0.03)          10.73
           1997                     10.31             0.39               0.18              (0.39)          (0.01)          10.48
           1996                     10.43             0.38              (0.12)             (0.38)          --              10.31
           1995(5)                  10.06             0.24               0.41              (0.24)          (0.04)          10.43




  +  Returns are for the period  indicated  and have not been  annualized. Total return figures do not reflect  applicable sales loads.
(1)  Commenced operations on June 22, 1995. All ratios for the period have been annualized.
(2)  Commenced operations on June 7, 1995. All ratios for the period have been annualized.
(3)  For the six month period ended May 31, 1999.  All ratios for the period have been annualized.
(4)  Commenced operations on April 5, 1995.  All ratios for the period have been annualized.
(5)  Commenced operations on April 17, 1995.  All ratios for the period have been annualized.


68

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            RATIO OF
                                                                        RATIO OF          NET INVESTMENT
                                  RATIO OF        RATIO OF           EXPENSES TO           INCOME TO
                    NET ASSETS   EXPENSES TO    NET INVESTMENT     AVERAGE NET ASSETS   AVERAGE NET ASSETS    PORTFOLIO
           TOTAL     END OF       AVERAGE         INCOME TO         (EXCLUDING WAIVERS  (EXCLUDING WAIVERS     TURNOVER
          RETURN(+) PERIOD(000   NET ASSETS  AVERAGE NET ASSETS     AND REIMBURSEMENTS) AND REIMBURSEMENTS)     RATE
         ---------- ----------  -----------  ------------------   --------------------- -------------------   ----------
            3.75% $ 72,570          0.67%         4.70%                0.79%                    4.58%              50%
            4.59    56,027          0.67          4.69                 0.78                     4.58               57
            6.30    46,920          0.66          5.19                 0.84                     5.01               39
            5.76    21,988          0.65          5.23                 0.92                     4.96               93
            4.73    10,149          0.65          5.56                 1.00                     5.21               94

            3.58%$   2,066          0.82%         4.50%                1.44%                    3.88%              50%
            4.54     2,799          0.82          4.54                 1.34                     4.02               57
            6.04     3,277          0.81          5.07                 1.33                     4.55               39
            5.59     3,921          0.80          5.05                 1.35                     4.50               93
            4.52     4,192          0.80          5.43                 1.32                     4.91               94

            3.34%$   5,391          1.07%         4.26%                2.04%                    3.29%              50%
            4.32     4,931          1.07          4.22                 2.25                     3.04               57
            5.90     1,413          1.06          4.81                 2.87                     3.00               39
            5.19     1,091          1.05          4.75                 2.51                     3.29               93
            3.72     2,423          1.05          5.03                 2.97                     3.11               94

            1.63%$  85,420          0.77%         5.77%                0.84%                    5.70%              29%
            3.90   102,167          0.77          5.58                 0.88                     5.47               19
           10.76    34,899          0.76          5.93                 0.92                     5.77               14
            7.54    19,471          0.75          6.19                 1.02                     5.92               21
            2.77    10,277          0.75          6.05                 1.25                     5.55               83

            1.19%$   1,407          1.17%         5.34%                2.14%                    4.37%              29%
            3.56     2,534          1.17          5.17                 1.60                     4.74               19
           10.23     3,225          1.16          5.53                 1.76                     4.93               14
            7.21     2,243          1.15          5.76                 1.79                     5.12               21
            2.47     2,396          1.15          5.68                 2.50                     4.33               83

            0.70%$    7,750         1.68%         4.85%                2.28%                    4.25%              29%
            2.99    11,520          1.68          4.66                 2.08                     4.26               19
            9.78     4,022          1.67          5.02                 2.32                     4.37               14
            6.57     2,801          1.66          5.26                 2.42                     4.50               21
            1.42     2,826          1.66          5.18                 2.86                     3.98               83

           (1.31)%$202,209          0.76%         4.35%                0.76%                    4.35%              18%
            0.42   240,083          0.84          4.12                 1.18                     3.78               19

            6.10   243,606          0.79          4.33                 0.97                     4.15               24
            5.55   237,096          0.78          4.57                 0.93                     4.42               30
            4.01   243,137          0.78          4.35                 0.93                     4.20               25
           16.09    43,373          0.72          4.34                 0.94                     4.12               28

           (1.24)%$  6,808          0.79%         4.33%                0.94%                    4.18%              18%
            0.35     7,706          0.79          4.17                 0.93                     4.03               19

            6.19     7,899          0.79          4.33                 0.94                     4.18               24
            5.65     7,826          0.79          4.56                 0.94                     4.41               30
            4.01     8,185          0.79          4.12                 0.94                     3.97               25
           16.10     8,649          0.73          4.33                 0.95                     4.11               28

           (3.18)%$ 48,980          0.74%         4.53%                0.79%                    4.48%              19%
            0.27    31,939          0.76          4.20                 1.30                     3.66                7

            7.19    29,252          0.69          4.41                 1.10                     4.00               28
            6.46    20,044          0.69          4.65                 1.09                     4.25               39
            3.48    15,911          0.71          4.61                 1.11                     4.21               24
            7.67     6,247          0.71          4.61                 1.11                     4.21               35

           (4.13)%$  5,367          1.65%         3.61%                2.08%                    3.18%              19%
           (0.16)    6,939          1.65          3.32                 1.91                     3.06                7

            6.24     3,697          1.64          3.46                 1.92                     3.18               28
            5.58     1,476          1.60          3.73                 2.00                     3.33               39
            2.58       787          1.57          3.73                 1.97                     3.33               24
            6.51       628          1.57          3.76                 1.97                     3.36               35




(A) On May 24, 1999, the CrestFund Virginia Intermediate  Municipal Bond and the
    CrestFund  Virginia  Municipal  Bond  Funds  exchanged  all of their  assets and certain liabilities for shares of the Virginia  Intermediate  Municipal Bond and
    the  Virginia  Municipal  Bond  Funds,  respectively.   The  CrestFund  Virginia
    Intermediate  Municipal Bond and the CrestFund Virginia Municipal Bond Funds are
    the accounting  survivors in this transaction,  and as a result,  their basis of accounting  for assets  and  liabilities  and their  operating  results  for the periods  prior to May 24,  1999 have been  carried  forward  in these  financial highlights.
Amounts designated as "--" are either $0 or have been rounded to $0.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

STI CLASSIC FIXED INCOME FUNDS  MAY 31, 2000


1. Organization:

The STI Classic Funds (the "Trust") was organized as a Massachusetts business trust under a Declaration of Trust dated January 15, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with thirty-five funds as of May 31, 2000: the Balanced Fund, the Capital Appreciation Fund (formerly Capital Growth Fund), the Core Equity Fund, the E-Commerce Opportunity Fund, the Growth and Income Fund, the International Equity Fund, the International Equity Index Fund, the Life Vision Moderate Growth Fund (formerly Life Vision Balanced Portfolio), the Life Vision Growth and Income Fund (formerly Life Vision Growth and Income Portfolio), the Life Vision Aggressive Growth Fund (formerly Life Vision Maximum Growth Portfolio), the Mid-Cap Equity Fund, the Small Cap Value Equity Fund, the Small Cap Growth Stock Fund, the Tax Sensitive Growth Stock Fund, the Value Income Stock Fund, (collectively the "Equity Funds"), the Florida Tax-Exempt Bond Fund, the Georgia Tax-Exempt Bond Fund, the High Income Fund, the Investment Grade Bond Fund, the Investment Grade Tax-Exempt Bond Fund, the Limited-Term Federal Mortgage Securities Fund, the Maryland Municipal Bond Fund, the Short-Term Bond Fund, the Short-Term U.S. Treasury Securities Fund, the U.S. Government Securities Fund, the Virginia Intermediate Municipal Bond Fund, and the Virginia Municipal Bond Fund, (collectively the "Fixed Income Funds" or the "Funds"), the Prime Quality Money Market Fund, the Tax-Exempt Money Market Fund, the Tax-Free Money Market Fund, the U.S. Government Securities Money Market Fund, the U.S. Treasury Money Market Fund (collectively the "Retail Money Market Funds"), the Classic Institutional Cash Management Money Market Fund, the Classic Institutional U.S. Government Securities Money Market Fund and the Classic Institutional U.S. Treasury Securities Money Market Fund, (collectively the "Institutional Money Market Funds"). The assets of each Fund are segregated, and a shareholder's interest is limited to the fund in which shares are held. Each Fund's prospectus provides a description of the Fund's investment objectives, policies and strategies. The financial statements presented herein are those of the Fixed Income Funds. The financial statements of the Equity Funds, the Retail Money Market Funds and the Institutional Money Market Funds are not presented herein, but are presented separately. During February 1999, the Board of Trustees of the STI Classic Funds Inc. and Board of Directors of the CrestFunds Inc. ("CrestFunds") approved an Agreement and Plan of Reorganization (the "Reorganization Agreement") providing for the transfer of all assets and certain stated liabilities of the CrestFunds in exchange for the issuance of shares in the Funds in a tax-free reorganization (see Note 9).
On February 15, 2000 and December 9, 1999, respectively, theBoard ofTrustees of the STIClassic Funds Inc. and Board of Directors of the ESCStrategic Funds Inc. approved an Agreement and Plan of Reorganization (the "Reorganization Agreement") providing for the transfer of all assets and liabilities of the ESCStrategic Income Fund in exchange for the issuance of shares in the STIClassic High Income Fund in a tax-free reorganization that took place at the close of business on March 27, 2000. The STI Classic High Income Fund had not commenced operations prior to this merger.

Subsequent to March, 31, 2000, the High Income Fund's fiscal year end was changed to May 31, in order to be consistent with the year end of each of the other STI Classic Funds.

2. Significant Accounting Policies:


The following is a summary of significant  accounting  policies  followed by the
Trust:

     BASIS OF PRESENTATION OF STATEMENTS -- As more fully described in Note 9, the STI Classic Funds acquired certain CrestFunds in a tax-free business combination. While each Fund now exists as a STI Classic Fund, three of the surviving funds for accounting purposes are CrestFunds. In accordance with generally accepted accounting principles, the financial statements presented herein represent those of accounting survivors. Accordingly, the Statements of Changes in Net Assets and Financial Highlights presented for periods prior to and ending on May 31, 1999 reflect activity beginning on the first day of the accounting survivor's fiscal year.

     As more fully described above, the STI Classic High Income Fund acquired the ESCStrategic Income Fund in a tax-free business combination. While this Fund now exists as a STIClassic Fund, the surviving fund for accounting purposes is the ESCStrategic Income Fund. In accordance with generally accepted accounting principles, the financial statements presented herein represent those of the accounting survivor. Accordingly, the Statements of Changes in Net Assets and Financial Highlights presented for the periods prior to and ending on May 31, 2000 reflect activity beginning on the first day of the accounting survivor's fiscal year.

     SECURITY VALUATION -- Investment securities held by the Funds that are listed on a securities exchange for which market quotations are available are valued at the last quoted sales price each business day. If there is no such reported sale, these securities and unlisted securities for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days

-------------------------------------------------------------------------------
     or less remaining until maturity may be valued at their amortized cost. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Trustees.

     FEDERAL INCOME TAXES -- It is each Fund's intention to qualify as a regulated investment company for Federal income tax purposes and distribute all of its taxable income and net capital gains. Accordingly, no provisions for Federal income taxes are required.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on an accrual basis. Costs used in determining net realized gains and losses on the sales of investment securities are those of the specific securities sold adjusted for the accretion and amortization of purchase discounts and premiums during the respective holding period. Purchase discounts and premiums on securities held by the Funds are accreted and amortized to maturity using the scientific interest method, which approximates the effective interest method.

     REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceeding, realization of the collateral by the funds may be delayed or limited.

     NET ASSET VALUE PER SHARE -- The net asset value per share of each fund is calculated each business day, by dividing the total value of each fund's assets, less liabilities, by the number of shares outstanding. The maximum offering price per share for Investor shares of the Florida Tax-Exempt
     Bond, the Georgia Tax-Exempt Bond, the Investment Grade Bond, the Investment Grade Tax-Exempt Bond, the U.S. Government Securities, and the Virginia Intermediate Municipal Bond Funds is equal to the net asset value per share plus a sales load of 3.75%. The maximum offering price per share for Investor shares of the Short-Term U.S. Treasury Securities Fund is equal to the net asset value per share plus a sales load of 1.00%. The maximum offering price per share for Investor shares of the Short-Term Bond Fund is equal to the net asset value per share plus a sales load of 2.00%. The maximum offering price per share for Investor shares of the Limited-Term Federal Mortgage Securities Fund is equal to the net asset value per share plus a sales load of 2.50%.

     Flex Shares of the Funds may be purchased at their net asset value. Shares redeemed within the first year after purchase will be subject to a contingent deferred sales charge ("CDSC") equal to 2.00% for either the net asset value of the shares at the time of purchase or the net asset value of the shares next calculated after the Fund receives the sale request, whichever is less. The CDSC will not apply to shares redeemed after such time.

     TBA PURCHASE COMMITMENTS -- The Funds may enter into "TBA" (To Be Announced) purchase commitments to purchase securities for a fixed price at a future date beyond customary settlement time. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of the funds' other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security Valuation."

     OTHER -- Expenses that are directly related to a specific fund are charged to that Fund. Class specific expenses are borne by that class. Other operating expenses of the Trust are pro-rated to the Funds on the basis of relative net assets. Fund expenses are pro-rated to the respective classes on the basis of relative net assets.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income for each of the Fixed Income Funds are declared daily and paid monthly. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

     RECLASSIFICATION OF COMPONENTS OF NET ASSETS -- The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences, primarily attributable to the classification of short-term capital

-------------------------------------------------------------------------------

STI CLASSIC FIXED INCOME FUNDS  MAY 31, 2000



     gains and ordinary income for tax purposes related to the other funds, has been reclassified to/from the following accounts:
                                       ACCUMULATED  UNDISTRIBUTED
                               PAID-IN  REALIZED    NET INVESTMENT
                               CAPITAL GAIN (LOSS)    INCOME (LOSS)
                                (000)     (000)          (000)
                               ------- -----------  ---------------
 Georgia Tax-Exempt Bond Fund   $--       $ 1        $(1)
 Investment Grade Tax-Exempt
   Bond Fund                      8        (6)        (2)
 Maryland Municipal Bond Fund    (3)       --          3
 Short-Term Bond Fund            --         2         (2)
 Short-Term U.S. Treasury
    Securities Fund              --       (32)        32

     These reclassifications have no effect on net assets or net asset values per share.

     USE OF ESTIMATES -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amount of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and reported amounts of revenues and expenses during the reporting period. Actual amounts could differ from these estimates.

3. Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Mutual Funds Services (the "Administrator") and/or SEI Investments Distribution Co. (the
"Distributor"). Such officers are paid no fees by the Trust for serving as officers of the Trust.

The Fund has entered into an agreement with the Distributor to manage the investments of repurchase agreements for the Funds. For its services the Distributor received $1,846,277 for the year ended May 31, 2000.

4. Administration, Transfer Agency Servicing and Distribution Agreements:

The Trust and the Administrator are parties to an Administration Agreement dated May 29, 1995, as amended November 19, 1997 and March 1, 1999, under which the Administrator provides administrative services for an annual fee (expressed as a percentage of the combined average daily net assets of the Trust and STI Classic Variable Trust) of: .12% up to $1 billion, .09% on the next $4 billion, .07% on the next $3 billion, .065% on the next $2 billion and .06% for over $10 billion.

Prior to May 1999, administrative and accounting services were provided to the CrestFunds by SEI Investments Mutual Funds Services who was entitled to receive a fee at an annual rate of .15% of the average daily net assets of the CrestFunds. The Administrator had voluntarily agreed to waive a portion of its fee for Government Bond Fund and Virginia Municipal Bond Fund in order to limit operating expenses.

Prior to March 27, 2000, administrative and accounting services were provided to the ESC Strategic Income Fund by BISYS Fund Services Limited Partnership who was entitled to receive a fee at an annual rate of .15% of the average daily net assets of the ESC Strategic Income Fund.

The Trust and Federated Services Company are parties to a Transfer Agency servicing agreement dated May 14, 1994 under which Federated Services Company provides transfer agency services to the Trust.

Prior to March 27, 2000, transfer and dividend disbursing agent services were provided to the ESC Strategic Income Fund by BISYS Fund Services Inc. for which it received a fee of $15 per account per year subject to a minimum fee of $15,000.

The Trust and the Distributor are parties to a Distribution Agreement dated May 29, 1995 regarding the Flex Shares and a Distribution Agreement dated November 21, 1995 with respect to the Trust and Investor shares. The Distributor will receive no fees for its distribution services under this agreement for the Trust Shares of any fund. With respect to the Investor Shares and Flex Shares, the Distributor receives amounts, pursuant to a Distribution Plan and (in the case of Flex Shares) a Distribution and Service Plan, as outlined in the table in footnote 5 under the column titled "Distribution Fee".

Prior to May 1999, the Distributor, a wholly owned subsidiary of SEI Investments Co., served as distributor of each of the CrestFunds shares pursuant to an agreement with the CrestFunds. The Trust Class and Investors Class A shares of the CrestFunds had a separate distribution plan (the 12b-1 Plan) pursuant to Rule 12b-1 under the 1940 Act. As provided in the 12b-1 Plan, the Trust Class and Investors Class A shares of the CrestFunds paid the Distributor as compensation for its services .15% of the aggregate average daily net assets of such classes of the CrestFunds. The Distributor had voluntarily agreed to waive any fees payable pursuant to the 12b-1 Plan. Additionally, the Investors Class B Shares of the CrestFunds had a distribution plan (the B Shares Plan) pursuant to Rule 12b-1 under the 1940 Act. As provided in the B Shares Plan, the Investors Class B Shares of the CrestFunds paid the Distributor as compensation for its services .75% of the aggregate average daily net assets of such class of the CrestFunds. In addition, pursuant to the B Shares Plan, the Distributor was compensated at an annual rate of .25% of the B shares' average net assets for providing ongoing shareholder support services to investors in B shares. The Distributor had agreed to waive the portion of its fees pursuant to the B Shares Plan in order to limit distribution fees to .95% for each of the CrestFunds.

-------------------------------------------------------------------------------
Prior to May 1999, the CrestFunds had adopted a shareholder service plan (the "Plan") for Trust Class Shares of the Limited Term Bond Fund, Intermediate Bond Fund, Government Bond Fund, Maryland Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund. Under the Plan, the CrestFunds paid the Distributor a negotiated fee at a rate of up to .25% annually of the average daily net assets of such Fund attributable to the shares that are subject to the arrangement in return for provision of a broad range of shareholder and administrative services. The Distributor had agreed to waive a portion of its shareholder service plan for trust class shares in order to limit shareholder service fees to .05%.


Prior to March 27, 2000, BISYS Fund Services served as distributor pursuant to an agreement with the ESC Strategic Income Fund.


5. Investment Advisory and Custodian Agreements:

The Trust, Trusco Capital Management ("Trusco") and the SunTrust Bank, Atlanta have entered into advisory agreements dated May 29, 1992, June 15, 1993, and December 20, 1993 respectively.

Under terms of the respective agreements, the Funds are charged the following annual fees based upon average daily net assets:
                                                  MAXIMUM
                                                   FLEX
                                                   SHARE
                                  MAXIMUM          DISTRI-
                  MAXIMUM  TRUST INVESTOR INVESTOR BUTION        FLEX
                  ANNUAL   SHARE   SHARE   SHARE    AND         SHARE
                 ADVISORY MAXIMUM DISTRI- MAXIMUM  SERVICE      MAXIMUM
                    FEE   EXPENSE BUTION   FEE    EXPENSE FEE   EXPENSE
                   ------ ------  ------  ------- -----------   --------
Trusco:
Florida Tax-Exempt
 Bond Fund          .65%   .67%    .18%    .87%     1.00%          1.37%
Georgia Tax-Exempt
 Bond Fund          .65%   .67%    .18%    .87%     1.00%          1.37%
HighIncome Fund     .80%    --      --      --      1.00%          1.40%
Investment
 Grade Bond Fund    .74%   .77%    .43%   1.17%     1.00%          1.66%
Investment
 Grade Tax-Exempt
 Bond Fund          .74%   .77%    .43%   1.17%     1.00%          1.65%
Limited-Term
 Federal Mortgage
 Securities Fund    .65%   .67%    .23%    .92%     1.00%          1.27%
Maryland
 Municipal Bond
 Fund               .65%   .68%     --      --      1.00%          1.59%
Short-Term Bond
 Fund               .65%   .67%    .23%    .87%     1.00%          1.22%
Short-Term U.S.
 Treasury
 Securities Fund    .65%   .67%    .18%    .82%     1.00%          1.07%
U.S. Government
 Securities Fund    .74%   .77%    .38%   1.17%     1.00%          1.68%
Virginia
 Intermediate
 Municipal
 Bond Fund          .65%   .76%    .15%    .79%       --             --
Virginia Municipal
 Bond Fund          .65%   .74%     --      --      1.00%          1.65%



The investment advisers and the Distributor have voluntarily agreed to waive all or a portion of their fees (and to reimburse funds' expenses) in order to limit operating expenses to an amount as outlined in the table above. Fee waivers and expense reimbursements are voluntary and may be terminated at any time.

Prior  to  May  1999,   Crestar  Asset  Management  Company  ("CAMCO")  provided
Investment Advisory services to the CrestFunds. CAMCO was paid for advisory services at an annual rate of .50% of average daily net assets for the Limited Term Bond Fund and Virginia Intermediate Municipal Bond Fund, and .60% of average daily net assets for the Intermediate Bond Fund, Government Bond Fund, Maryland Municipal Bond Fund and Virginia Municipal Bond Fund.

Prior to March 27, 2000 SunTrust Equitable Securities Corporation ("STES") provided investment advisory services to the ESC Strategic Income Fund. STES was paid for advisory services at an annual rate of 1.00% of average daily net assets of the Fund, and agreed to waive and reimburse their fee in order to limit operating expenses to a maximum of 2.00% of average daily net assets of the Class A shares, and 2.50% of the Class D shares.

SunTrust Bank, Atlanta, an affiliate of the investment adviser, acts as custodian for all of the funds. Fees of the Custodian are paid on the basis of net assets of the Funds. The Custodian plays no role in determining the investment policies of the Trust or which securities are to be purchased or sold in the funds.


NOTES TO FINANCIAL STATEMENTS   (continued)
-----------------------------------------------------------------------------------------------------------------------------------

STI CLASSIC FIXED INCOME FUNDS  MAY 31, 2000

6. Capital Share Transactions:

Capital Share Transactions for the funds were as follows: (000)

                                                   FLORIDA TAX-EXEMPT       GEORGIA TAX-EXEMPT
                                                        BOND FUND                BOND FUND               HIGH INCOME FUND
                                                   --------------------  ------------------------ -------------------------------
                                                  06/01/99-   06/01/98-    06/01/99-   06/01/98-  04/01/00-  04/01/99  04/01/98-
                                                  05/31/00    05/31/99     05/31/00    05/31/99   05/31/00   03/31/00  03/31/99
                                                  --------   ----------  -----------   ---------  ---------  --------  ---------
  Trust Shares:
    Shares Issued                                  2,797        4,807        2,757      3,562         --         --        --
    Shares Issued in Connection with Crestar Merger                --           --         --         --         --        --
    Shares Issued in Lieu of Cash Distributions       87          154          140        116         --         --        --
    Shares Redeemed                               (4,835)      (2,530)      (3,069)    (1,128)        --         --        --
                                                  ------        -----         -----     -----        ---       ----    ------
  Net Trust Share Transactions                    (1,951)       2,431         (172)     2,550         --         --        --
                                                  ------        -----         -----     -----        ---       ----    ------
  Investor Shares:
    Shares Issued                                     16          102           58        117         --         --        --
    Shares Issued in Connection with Crestar Merger                --           --         --         --         --        --
    Shares Issued in Lieu of Cash Distributions       12           13           11         12         --         --        --
    Shares Redeemed                                 (101)         (72)        (177)      (155)        --         --        --
                                                  ------        -----         -----     -----        ---       ----    ------
  Net Investor Share Transactions                    (73)          43         (108)       (26)        --         --        --
                                                  ------        -----         -----     -----        ---       ----    ------
  Flex Shares:
    Shares Issued                                    287        1,102          196        586        147         99        94
    Shares Issued in Connection with ESC Merger       --           --           --         --         --         44        --
    Shares Issued in Lieu of Cash Distributions       42           40           42         30          2         50        90
    Shares Redeemed                                 (748)        (512)        (641)      (102)       (14)      (678)   (1,888)
                                                  ------        -----         -----     -----        ---       ----    ------
  Net Flex Share Transactions                       (419)         630         (403)       514        135       (485)   (1,704)
                                                  ------        -----         -----     -----        ---       ----    ------
  Class D:
    Shares Issued                                     --           --           --         --         --          5        16
    Shares Issued in Connection with Merger           --           --           --         --         --        (44)       --
    Shares Issued in Lieu of Cash Distributions       --           --           --         --         --          4         4
    Shares Redeemed                                   --           --           --         --         --        (21)      (46)
                                                  ------        -----         -----     -----        ---       ----    ------
  Net Class D Transactions                            --           --           --         --         --        (56)      (26)
                                                  ------        -----         -----     -----        ---       ----    ------
  Net Change in Capital Shares                    (2,443)       3,104         (683)     3,038        135       (541)   (1,730)
                                                  ======        =====         ====      =====        ===       ====    ======

                                                                     SHORT-TERM                    SHORT-TERM U.S. TREASURY
                                                                      BOND FUND                         SECURITIES FUND
                                                             ----------------------------          -------------------------
                                                             06/01/99-         06/01/98-          06/01/99-        06/01/98-
                                                             05/31/00          05/31/99           05/31/00         05/31/99
                                                            ----------         ---------          ---------        ---------
  Trust Shares:
    Shares Issued                                              5,302             5,746             3,158             1,750
    Shares Issued in Connection with Crestar Merger               --             7,308                --                --
    Shares Issued in Lieu of Cash Distributions                  478               357               145                95
    Shares Redeemed                                           (8,249)           (4,219)           (1,567)             (921)
                                                              ------            ------            ------             -----
  Net Trust Share Transactions                                (2,469)            9,192             1,736               924
                                                              ------            ------            ------             -----
  Investor Shares:
    Shares Issued                                                 41                58                75               138
    Shares Issued in Lieu of Cash Distributions                    9                 9                13                13
    Shares Redeemed                                              (84)              (77)             (159)             (198)
                                                              ------            ------            ------             -----
  Net Investor Share Transactions                                (34)              (10)              (71)              (47)
                                                              ------            ------            ------             -----
  Flex Shares:
    Shares Issued                                                119               251               341               531
    Shares Issued in Connection with Crestar Merger               --                --                --                --
    Shares Issued in Lieu of Cash Distributions                   11                10                22                 9
    Shares Redeemed                                             (152)             (235)             (311)             (185)
                                                              ------            ------            ------             -----
  Net Flex Share Transactions                                    (22)               26                52               355
                                                              ------            ------            ------             -----
  Net Change in Capital Shares                                (2,525)            9,208             1,717             1,232
                                                              ======            ======            ======             =====



-----------------------------------------------------------------------------------------------------------------------------------

      INVESTMENT GRADE      INVESTMENT GRADE TAX-   LIMITED-TERM FEDERAL         MARYLAND MUNICIPAL
          BOND FUND           EXEMPT BOND FUND    MORTGAGE SECURITIES FUND            BOND FUND
    --------------------  ----------------------- ------------------------ ------------------------------
   06/01/99-   06/01/98-   06/01/99-    06/01/98-   06/01/99- 06/01/98-    06/01/99-  12/01/98- 12/01/97
   05/31/00    05/31/99    05/31/00     05/31/99    05/31/00  05/31/99     05/31/00   05/31/99  11/30/98
  ---------   ---------    ---------   ----------   --------- ---------    ---------  --------- --------
    25,331       28,937      2,710        5,150       5,423     5,379         1,921     1,556     1,292
        --       30,233         --           --          --        --            --        --        --
     3,675        3,979        254          479         492       620            21         2         1
   (35,746)     (26,711)    (5,846)      (4,614)     (6,485)   (5,979)       (2,122)     (479)     (575
   -------      -------     ------       ------      ------    ------        ------     ------   ------
    (6,740)      36,438     (2,882)       1,015        (570)       20          (180)    1,079       718
   -------      -------     ------       ------      ------    ------        ------     ------   ------

       331          758         63          190          31        84            --         --       --
        --          229         --           --          --        --            --         --       --
       167          191         91          143          10        15            --         --       --
    (1,516)        (931)      (600)        (535)       (140)     (144)           --         --       --
   -------      -------     ------       ------      ------    ------        ------     ------   ------
    (1,018)         247       (446)        (202)        (99)      (45)           --         --       --
   -------      -------     ------       ------      ------    ------        ------     ------   ------

       958        1,821        650          936          81       107           237        464      274
        --           --         --           --          --        --            --         --
       123           93         62           49          10        10            23          7        4
    (1,500)        (634)      (825)        (234)       (127)      (56)         (370)       (22)     (17)
   -------      -------     ------       ------      ------    ------        ------     ------   ------
      (419)       1,280       (113)         751         (36)       61          (110)       449      261
   -------      -------     ------       ------      ------    ------        ------     ------   ------

       --            --         --           --          --        --            --         --       --
       --            --         --           --          --        --            --         --       --
       --            --         --           --          --        --            --         --       --
       --            --         --           --          --        --            --         --       --
   -------      -------     ------       ------      ------    ------        ------     ------   ------
       --            --         --           --          --        --            --         --       --
   -------      -------     ------       ------      ------    ------        ------     ------   ------
    (8,177)      37,965     (3,441)       1,564        (705)       36          (290)     1,528      979
   =======      =======     ======       ======      ======    ======        ======     ======   ======


       U. S. GOVERNMENT
        SECURITIES FUND      VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND   VIRGINIA MUNICIPAL BOND FUND
     ---------------------  -------------------------------------------- -----------------------------
     06/01/99-   06/01/98-   06/01/99- 12/01/98-    12/01/97-          06/01/99-   12/01/98-  12/01/97-
     05/31/00    05/31/99    05/31/00  05/31/99     11/30/98           05/31/00    05/31/99   11/30/98
     ---------  ----------  ---------- ---------   ----------          ---------   ---------  ---------

     2,790        2,197      2,693        2,543       3,557               3,311           688     1,302
        --        5,439         --           --          --                  --            --        --
       127           49         98            4          61                  26             3         6
    (4,192)      (1,087)    (5,235)      (2,327)     (3,293)             (1,318)         (368)     (488)
    ------       ------     ------       ------      ------               ------          ----     -----
    (1,275)       6,598     (2,444)         220         325                2,019           323       820
    ------       ------     ------       ------      ------               ------          ----     -----

        41           91        147           62         210                   --            --        --
        11           15         29           16          28                   --            --        --
      (156)        (167)      (221)         (79)       (241)                  --            --        --
    ------       ------     ------       ------      ------               ------          ----     -----
      (104)         (61)       (45)          (1)         (3)                  --            --        --
    ------       ------     ------       ------      ------               ------          ----     -----

       238          564         --           --          --                  161           359       233
        --          308         --           --          --                   --            --        --
        44           19         --           --          --                   15             7         6
      (616)        (156)        --           --          --                 (284)          (49)      (35)
    ------       ------     ------       ------      ------               ------          ----     -----
      (334)         735         --           --          --                 (108)          317       204
    ------       ------     ------       ------      ------               ------          ----     -----
    (1,713)       7,272     (2,489)         219         322                1,911           640     1,024
    ======        =====     ======       ======      ======               ======          ====     =====


NOTES TO FINANCIAL STATEMENTS   (concluded)
-------------------------------------------------------------------------------
STI CLASSIC FIXED INCOME FUNDS  MAY 31, 2000



7. Investment Transactions:

The cost of purchases and the proceeds from sales of securities, excluding short-term investments and U.S. Government Securities, for the period ended May 31, 2000, were as follows:
                                        PURCHASES   SALES
                                          (000)     (000)
                                      --------------------
Florida Tax-Exempt Bond Fund            $ 98,307  $124,813
Georgia Tax-Exempt Bond Fund              17,157    23,587
 High Income Fund                            944        --
Investment Grade Bond Fund             1,048,744   931,682
Investment Grade Tax-Exempt Bond Fund    340,143   375,260
 Limited-Term Federal Mortgage
   Securities Fund                            --        --
Maryland Municipal Bond Fund               9,607     3,570
Short-Term Bond Fund                      92,425    58,221
Short-Term U.S. Treasury Securities Fund      --        --
U.S. Government Securities Fund               --        29
Virginia Intermediate Municipal Bond Fund 38,212    76,328
Virginia Municipal Bond Fund              24,485     9,157

The cost of purchases  and  proceeds  from sales of U.S.  Government  securities were:
                                        PURCHASES   SALES
                                          (000)     (000)
                                      --------------------
 Florida Tax-Exempt Bond Fund          $      -- $      --
 Georgia Tax-Exempt Bond Fund                 --        --
 High Income Fund                             --        --
 Investment Grade Bond Fund            1,143,261 1,417,469
 Investment Grade Tax-Exempt Bond Fund        --        --
 Limited-Term Federal Mortgage
   Securities Fund                       507,100   531,796
 Maryland Municipal Bond Fund                 --        --
 Short-Term Bond Fund                     35,838    84,195
 Short-Term U.S. Treasury Securities Fund 32,856    23,767
 U.S. Government Securities Fund          29,378    41,373
 Virginia Intermediate Municipal Bond Fund    --        --
 Virginia Municipal Bond Fund                 --        --

At May 31, 2000, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes were not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the funds at May 31, 2000, were as follows:

                              AGGREGATE    AGGREGATE       NET
                                GROSS       GROSS       UNREALIZED
                             UNREALIZED  UNREALIZED    APPRECIATION/
                            APPRECIATION DEPRECIATION  (DEPRECIATION)
                                (000)       (000)          (000)
                            -------------------------  --------------
 Florida Tax-Exempt Bond Fund   $ 257    $(2,723)       $ (2,466)
 Georgia Tax-Exempt Bond Fund      93     (3,335)         (3,242)
 High Income Fund                  --       (162)           (162)
 Investment Grade Bond Fund     5,160    (62,099)        (56,939)
 Investment Grade Tax-Exempt
   Bond Fund                      602     (1,468)           (866)
 Limited-Term Federal Mortgage
   Securities Fund                 31     (2,637)         (2,606)
 Maryland Municipal Bond Fund      40     (1,776)         (1,736)
 Short-Term Bond Fund              24     (4,793)         (4,769)
 Short-Term U.S. Treasury
   Securities Fund                  9       (837)           (828)
 U.S. Government Securities Fund  104     (4,045)         (3,941)
 Virginia Intermediate Municipal
   Bond Fund                    1,289     (7,671)         (6,382)
 Virginia Municipal Bond Fund     108     (2,359)         (2,251)

Subsequent to October 31, 1999, the Funds recognized net capital losses for tax purposes that have been deferred to 2000 and can be used to offset future capital gains after May 31, 2000. The Funds also had capital loss carryforwards at May 31, 2000 as follows:

                                                                                 POST
                                                                                10/31
           CARRYOVER  EXPIRES  EXPIRES EXPIRES EXPIRES EXPIRES EXPIRES EXPIRES  DEFERRED
            5/31/00    2002     2003    2004    2005    2006    2007    2008     LOSS
             (000)     (000)    (000    (000)   (000)   (000    (000)  (000)     (000)
           --------  -------- ------- -------- ------- ------- ------- -------  --------
Florida
 Tax-Exempt
 Bond
 Fund      $ 1,224     $ --     $ --    $ --    $ --   $ --    $ --   $ 1,224   $1,039
Georgia
 Tax-Exempt
 Bond
 Fund          398      --       --       --      --     --      --       398      438
High Income
 Fund          768      --       --       --      --     --      61       707       --
Investment
 Grade Bond
 Fund       14,208      --       --       --      --  3,029      --    11,179   27,768
Investment
 Grade
 Tax-Exempt
 Bond
 Fund        2,622      --       --       --      --     --      --     2,622    2,053
Limited-Term
 Federal
 Mortgage
 Securities
 Fund        2,189      --       --       --      --     --      --     2,189    1,288
Maryland
 Municipal
 Bond
 Fund           22      --       --       --      --     --       19        3      233
Short-Term
 Bond Fund   3,701     528      254      555     284  1,134       --      946    1,178
Short-Term
 U.S. Treasury
 Securities
 Fund           --     --       --        --      --     --       --       --       15
U.S. Government
 Securities
 Fund        1,636     --       --       --       --    792       --      844      911
Virginia
 Intermediate
 Municipal
 Bond
 Fund           --     --       --       --       --     --       --       --    2,062
Virginia
 Municipal
 Bond
 Fund           53     --       --       --       --     --       --       53      490

For tax purposes, the losses in the Funds can be carried forward for a maximum of eight years to offset any net realized capital gains.

8. Concentration of Credit Risk:


The Investment Grade Bond Fund and the Short-Term Bond Fund invest primarily in investment grade obligations rated at least BBB or better by S&P or Baa or better by Moody's or, if not rated, are determined by the investment adviser to be of comparable quality. The Investment Grade Tax-Exempt Fund invests primarily in investment grade municipal securities. Municipal securities must be rated BBB or better by S&P or Baa or better by Moody's in the case of bonds; SP-1, SP-2 or MIG-1, MIG-2 in the case of notes; A-1, A-2 or P-1, P-2 in the case of commercial paper; and VMIG-1, VMIG-2 in the case of variable rate demand obligations. The Short-Term U.S. Treasury Securities Fund invests exclusively in obligations issued by the U.S.

-------------------------------------------------------------------------------

Treasury with a maximum remaining maturity of 3 years or less. The Florida Tax-Exempt Bond Fund, the Georgia Tax-Exempt Bond Fund, the Maryland Municipal Bond Fund, the Virginia Intermediate Municipal Bond Fund, and the Virginia Municipal Bond Fund invest primarily in municipal bonds concentrated in each of their respective states. Municipal securities must be rated BBB or better by S&P or Baa or better by Moody's in the case of bonds; A-1, A-2 or P-1, P-2 in the case of tax-exempt commercial paper; and VMIG-1, VMIG-2 in the case of variable rate demand obligations. The U.S. Government Securities Fund invests primarily in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including mortgage backed securities. The Limited-Term Federal Mortgage Securities Fund invests in mortgage related securities issued or guaranteed by U.S. Government agencies. Up to 35% of the U.S. Government Securities Fund and the Limited-Term Federal Mortgage Securities Fund may be invested in corporate, or government bonds that carry a rating of BBB or better by S&P or Baa or better by Moody's. The ability of the issuers of the securities held by the funds to meet their obligations may be affected by economic developments in a specific industry, state or region, or by changing business conditions.

The High Income Fund that invests in high yield instruments is subject to certain credit and market risks. The yields of high debt obligations reflect, among other things, perceived credit risk. The Funds' investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risks of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary marketing trading.

9. CrestFunds Merger

The  Board  of  Directors  and   shareholders  of  the  CrestFunds   approved  a
reorganization of the CrestFunds into STI Classic Funds which took place during May 1999.

The following table summarizes certain relevant information of the Funds prior to and immediately after the business combinations in May 1999 and is unaudited:


                                       OUTSTANDING     UNREALIZED
                                        ON MERGER     APPRECIATION
CRESTFUNDS                                DATE       (DEPRECIATION)
------------------------------------   ----------     ------------
 Intermediate Bond
   Trust Shares                       32,817,534$     (3,403,150)
   Investor Class A                      248,950         (67,865)
   Investor Class B                           --              --
 Limited Term Bond
   Trust Shares                        7,494,047          31,650
   Investor Class A                           --              --
   Investor Class B                           --              --
 Government Bond
   Trust Shares                        5,608,897        (698,071)
   Investor Class A                           --              --
   Investor Class B                      315,993          61,930
 Maryland Municipal Bond (1)
   Trust Shares                        2,941,190         305,068
   Investor Class B                      764,740         (31,446)
 Virginia Intermediate Municipal
    Bond (1)
   Trust Shares                       23,538,137       5,880,351
   Investor Class A                      753,539          76,972
 Virginia Municipal Bond (1)
   Trust Shares                        3,019,996         511,586
   Investor Class B                      647,089         (13,152)

                             SHARES ISSUED NET ASSETS    NAV
                              IN BUSINESS    AFTER       PER
STI CLASSIC FUNDS            COMBINATION   COMBINATION  SHARE
-------------------------   -------------- ----------   ------
Investment Grade Bond (1)
  Trust Shares               30,232,924 $1,152,435,532  $10.40
  Investor Shares               229,458     35,442,645   10.40
  Flex Shares                        --     25,684,095   10.41
Short-Term Bond (1)
  Trust Shares                7,307,720    209,577,527    9.96
  Investor Shares                    --      1,817,569    9.97
  Flex Shares                        --      2,447,180    9.98
U.S. Government Securities (1)
  Trust Shares                5,438,788    101,799,419   10.32
  Investor Shares                    --      2,563,370   10.31
  Flex Shares                   307,517     11,288,553   10.32
Maryland Municipal Bond
  Trust Shares                2,941,190     29,603,005   10.06
  Flex Shares                   764,740      7,712,932   10.09
Virginia Intermediate Municipal Bond
  Trust Shares               23,538,137    240,886,726   10.23
  Investor Shares               753,539      7,715,363   10.24
Virginia Municipal Bond
  Trust Shares                3,019,996     31,617,660   10.47
  Flex Shares                   647,089      6,805,221   10.52


(1) Represents the accounting survivor in this business combination.


10. ESC Strategic Funds Merger

The Board of Directors and shareholders of the ESC Strategic Funds approved a reorganization of the ESC Strategic Income Fund into STI Classic High Income Fund which took place during March 2000.

The following table summarizes certain relevant information of the Funds prior to and immediately after the business combinations in March 2000 and is unaudited:


                                       OUTSTANDING     UNREALIZED
                                        ON MERGER    APPRECIATION
ESC STRATEGIC FUNDS                       DATE       (DEPRECIATION)
-----------------------              ------------     ------------
 ESC Strategic Income
   Class D                              213,037        $(133,549)



                             SHARES ISSUE  NET ASSETS  NAV
                              IN BUSINESS    AFTER     PER
STI CLASSIC FUNDS            COMBINATION  COMBINATION SHARE
------------------          ------------- ----------- ------
High Income
  Flex Shares                  213,037   $1,697,825   $7.97


11. Subsequent Event

Effective June 30, 2000,  SunTrustBanks,  Inc. reorganized all of the investment
management   functions  of  its  three  institutional  money  management  units, including SunTrust Bank, into Trusco Capital Management, Inc.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
-------------------------------------------------------------------------------

STI CLASSIC FIXED INCOME FUNDS  MAY 31, 2000



To the Shareholders and Board of Trustees of STI Classic Funds:

We have audited the accompanying statements of net assets of the Florida Tax-Exempt Bond, Georgia Tax-Exempt Bond, High Income, Investment Grade Bond, Limited-Term Federal Mortgage Securities, Maryland Municipal Bond, Short-Term Bond, Short-Term U.S. Treasury Securities, U.S. Government Securities, Virginia Intermediate Municipal Bond, and Virginia Municipal Bond Funds and the statement of assets and liabilities, including the schedule of investments, of the Investment Grade Tax-Exempt Bond Fund of STI Classic Funds (the "Trust") as of May 31, 2000, and the related statements of operations, changes in net assets, and financial highlights for the periods presented, excluding the periods indicated below. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes for the year ended November 30, 1998, and financial highlights for the periods prior to May 31, 1999, for the Maryland Municipal Bond, Virginia Intermediate Municipal Bond, and Virginia Municipal Bond Funds were audited by other auditors whose report dated January 15, 1999, expressed an unqualified opinion on this information. The statement of changes for the year ended March 31, 1999, and financial highlights for the periods prior to March 31, 2000, for the High Income Fund, were audited by other auditors whose report dated May 14, 1999, expressed an unqualified opinion on this information.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2000, by correspondence with the custodian and the application of alternative auditing procedures with respect to unsettled securities transactions. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights audited by us present fairly, in all material respects, the financial position of the Florida Tax-Exempt Bond, Georgia Tax-Exempt Bond, High Income, Investment Grade Bond, Investment Grade Tax-Exempt Bond, Limited-Term Federal Mortgage Securities, Maryland Municipal Bond, Short-Term Bond, Short-Term U.S. Treasury Securities, U.S. Government Securities, Virginia Intermediate Municipal Bond, and Virginia Municipal Bond Funds, of STI Classic Funds as of May 31, 2000, the results of their operations, changes in their net assets, and financial highlights for each of the periods described in the first paragraph above, in conformity with accounting principles generally accepted in the United States.



ARTHUR ANDERSEN LLP

Philadelphia, Pennsylvania

July 18, 2000

NOTICE TO SHAREHOLDERS
--------------------------------------------------------------------------------

STI CLASSIC FIXED INCOME FUNDS  MAY 31, 2000                       UNAUDITED



For shareholders that do not have a May 31, 2000 tax year end, this notice is for informational purposes only. For shareholders with a May 31, 2000, please consult your tax adviser as to the pertinence of this notice. For the fiscal year ended May 31, 2000, each portfolio is designating the following items with regard to distributions paid during the year:


                                                  LONG TERM
                                                  (20% RATE)      ORDINARY
                                                 CAPITAL GAIN      INCOME       TAX-EXEMPT       TOTAL       QUALIFYING
      FUND                                       DISTRIBUTION   DISTRIBUTIONS    INTEREST      INTEREST      DIVIDENDS (1)
--------------------------------------------    -------------   -------------   -----------    --------      -------------
Florida Tax-Exempt Bond Fund                       8.30%           2.93%        88.77%          100.00%         0.00%
Georgia Tax-Exempt Bond Fund                       7.06%           1.56%        91.38%          100.00%         0.00%
High Income Fund                                   0.00%         100.00%         0.00%          100.00%         0.00%
Investment Grade Bond Fund                         0.00%         100.00%         0.00%          100.00%         0.00%
Investment Grade Tax-Exempt Bond Fund             10.08%          21.54%        68.38%          100.00%         0.00%
Limited-Term Federal Mortgage Securities Fund      0.00%         100.00%         0.00%          100.00%         0.00%
Maryland Municipal Bond Fund                       0.00%           0.59%        99.41%          100.00%         0.00%
Short-Term Bond Fund                               1.29%          98.71%         0.00%          100.00%         0.00%
Short-Term U.S. Treasury Securities Fund           0.25%          99.75%         0.00%          100.00%         0.00%
U.S. Government Securities                         0.00%         100.00%         0.00%          100.00%         0.00%
Virginia Intermediate Municipal Bond Fund         10.95%           0.92%        88.13%          100.00%         0.00%
Virginia Municipal Bond Fund                       1.00%           0.75%        98.25%          100.00%         0.00%

(1)  QUALIFYING  DIVIDENDS  REPRESENT  DIVIDENDS WHICH QUALIFY FOR THE CORPORATE
     DIVIDENDS  RECEIVED DEDUCTION AND IS REFLECTED AS A PERCENTAGE OF "ORDINARY
     INCOME DISTRIBUTIONS".

                                      NOTES

                               INVESTMENT ADVISER
                         Trusco Capital Management, Inc.

               STI Classic Funds are not deposits, are not insured
                or guaranteed by the FDIC or any other government
                   agency, and are not endorsed by and do not
                constitute obligations of SunTrust Banks, Inc. or
                 any other of its affiliates. Investment in the
               Funds involves risk, including the possible loss of
                  principal. There is no guarantee that any STI
                          Classic Fund will achieve its
                             investment objective.
                      The STI Classic Funds are advised by
                       affiliates of SunTrust Banks, Inc.


                                   DISTRIBUTOR
                        SEI Investments Distribution Co.

               This information must be preceded or accompanied by
                  a current prospectus for each Fund described.